EXECUTION COPY

RESIDENTIAL ASSET FUNDING CORPORATION,

Depositor

CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC,

Seller

LITTON LOAN SERVICING LP,

Servicer

FEDERAL HOME LOAN MORTGAGE CORPORATION,

Guarantor (with respect to the Class AV-1 Certificates)

and

U.S. BANK NATIONAL ASSOCIATION,

Trustee

POOLING AND SERVICING AGREEMENT

Dated as of August 1, 2002

2002-CB4 Trust

C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB4

TABLE OF CONTENTS

Page

ARTICLE I. DEFINITIONS

7

Section  1.01

Defined Terms.

7

Section  1.02

Accounting.

57

Section  1.03

Allocation of Certain Interest Shortfalls.

58

ARTICLE II. CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF

CERTIFICATES

59

Section  2.01

Conveyance of Mortgage Loans.

59

Section  2.02

Acceptance by the Trustee.

62

Section  2.03

Repurchase or Substitution of Mortgage Loans by the Seller.

63

Section  2.04

Representations and Warranties of the Seller with Respect to the

Mortgage Loans.

66

Section  2.05

Representations, Warranties and Covenants of the Servicer.

67

Section  2.06

Representations and Warranties of the Depositor.

69

Section  2.07

Representations and Warranties of the Seller.

71

Section  2.08

Covenants of the Seller.

73

Section  2.09

Conveyance of REMIC 1 Regular Interests and Acceptance of

REMIC 1 by the Trustee; Issuance of Certificates.

73

Section  2.10

Reserved.

74

Section  2.11

Conveyance of Class B-3 Interest and Acceptance of REMIC 4 by

the Trustee; Issuance of the Class B-3 Certificates.

74

Section  2.12

Conveyance of Class X/N Interest and Acceptance of REMIC 5 by

the Trustee; Issuance of the Class X/N Certificates.

75

ARTICLE III. ADMINISTRATION AND SERVICING OF THE TRUST FUND

75

Section  3.01

Servicer to Act as Servicer.

75

Section  3.02

Collection of Mortgage Loan Payments.

77

Section  3.03

Realization Upon Defaulted Mortgage Loans.

78

Section  3.04

Collection Account and Distribution Account.

79

Section  3.05

Permitted Withdrawals From the Collection Account and the

Distribution Account.

81

Section  3.06

Establishment of Escrow Accounts; Deposits in Escrow Accounts.

82

Section  3.07

Permitted Withdrawals From Escrow Account.

83

Section  3.08

Payment of Taxes, Insurance and Other Charges; Collections

Thereunder.

83

Section  3.09

Transfer of Accounts.

84

Section  3.10

Maintenance of Hazard Insurance.

84

Section  3.11

Maintenance of Mortgage Impairment Insurance Policy.

85

Section  3.12

Fidelity Bond, Errors and Omissions Insurance.

86

Section  3.13

Title, Management and Disposition of REO Property.

86

Section  3.14

Due-on-Sale Clauses; Assumption and Substitution Agreements.

88

Section  3.15

Notification of Adjustments.

89

Section  3.16

Optional Purchases of Mortgage Loans by Servicer.

90

Section  3.17

Trustee to Cooperate; Release of Files.

90

Section  3.18

Servicing Compensation.

92

Section  3.19

Annual Statement as to Compliance.

92

Section  3.20

Annual Independent Certified Public Accountants’ Reports.

92

Section  3.21

Access to Certain Documentation and Information Regarding the

Mortgage Loans.

93

Section  3.22

Maintenance of the PMI Policy.

94

Section  3.23

Obligations of the Servicer in Respect of Compensating Interest.

94

Section  3.24

Obligations of the Servicer in Respect of Mortgage Interest Rates

and Monthly Payments.

95

Section  3.25

Investment of Funds in the Collection Account and the Distribution

Account.

95

Section  3.26

Liability of Servicer; Indemnification.

96

Section  3.27

Reports of Foreclosure and Abandonment of Mortgaged Properties.

97

Section  3.28

Protection of Assets.

97

Section  3.29

LIBOR Carryover Reserve Account.

98

Section  3.30

PMI Policy; Claims Under the PMI Policy.

100

Section  3.31

Class AF-1 Interest Rate Cap Account.

101

ARTICLE IV. FLOW OF FUNDS

102

Section  4.01

Interest Distributions.

102

Section  4.02

Distributions of Principal and Monthly Excess Cashflow Amounts.

104

Section  4.03

Allocation of Losses.

109

Section  4.04

Method of Distribution.

110

Section  4.05

Distributions on Book-Entry Certificates.

110

Section  4.06

Statements.

111

Section  4.07

Remittance Reports; Advances.

114

Section  4.08

REMIC Distributions.

115

Section  4.09

The Guarantee.

119

Section  4.10

Compliance with Withholding.

119

Section  4.11

Reserved.

119

Section  4.12

Amounts Paid Pursuant to Cap Agreements

119

Section  4.13

Loan Data Remittance Report.

119

Section  4.14

Trustee Remittance Report.

120

ARTICLE V. THE CERTIFICATES

121

Section  5.01

The Certificates.

121

Section  5.02

Registration of Transfer and Exchange of Certificates.

122

Section  5.03

Mutilated, Destroyed, Lost or Stolen Certificates.

127

Section  5.04

Persons Deemed Owners.

127

Section  5.05

Appointment of Paying Agent.

127

ARTICLE VI. THE SELLER, THE SERVICER AND THE DEPOSITOR

128

Section  6.01

Liability of the Seller, the Servicer and the Depositor.

128

Section  6.02

Merger or Consolidation of, or Assumption of the Obligations of, the

Seller, the Servicer or the Depositor.

128

Section  6.03

Limitation on Liability of the Servicer and Others.

128

Section  6.04

Servicer Not to Resign.

129

Section  6.05

Delegation of Duties.

129

Section  6.06

Subservicing Agreement and Successor Subservicer.

130

Section  6.07

Liability of the Servicer.

131

Section  6.08

Inspection

131

ARTICLE VII. DEFAULT

131

Section  7.01

Servicer Events of Termination.

131

Section  7.02

Trustee to Act; Appointment of Successor.

133

Section  7.03

Waiver of Defaults.

135

Section  7.04

Notification to Certificateholders.

135

Section  7.05

Survivability of Servicer Liabilities.

135

Section  7.06

Rights of the Guarantor to Exercise Rights of Class AV-1

Certificateholders.

135

Section  7.07

Trustee to Act Solely with Consent of the Guarantor.

136

Section  7.08

Mortgage Loans, Trust Fund and Accounts Held for Benefit of the

Guarantor.

136

ARTICLE VIII. THE TRUSTEE

137

Section  8.01

Duties of Trustee.

137

Section  8.02

Certain Matters Affecting the Trustee.

138

Section  8.03

Trustee Not Liable for Certificates or Mortgage Loans.

140

Section  8.04

Trustee May Own Certificates.

140

Section  8.05

Seller to Pay Trustee Fees and Expenses.

141

Section  8.06

Eligibility Requirements for Trustee.

141

Section  8.07

Resignation or Removal of Trustee.

142

Section  8.08

Successor Trustee.

143

Section  8.09

Merger or Consolidation of Trustee.

143

Section  8.10

Appointment of Co-Trustee or Separate Trustee.

143

Section  8.11

Limitation of Liability.

145

Section  8.12

Trustee May Enforce Claims Without Possession of Certificates.

145

Section  8.13

Suits for Enforcement.

145

Section  8.14

Waiver of Bond Requirement.

146

Section  8.15

Waiver of Inventory, Accounting and Appraisal Requirement.

146

Section  8.16

Compliance with National Housing Act of 1934.

146

ARTICLE IX. REMIC ADMINISTRATION

146

Section  9.01

REMIC Administration.

146

Section  9.02

Prohibited Transactions and Activities.

149

Section  9.03

Indemnification with Respect to Certain Taxes and Loss of REMIC

Status.

149

ARTICLE X. TERMINATION

150

Section  10.01

Termination.

150

Section  10.02

Additional Termination Requirements.

152

ARTICLE XI. MISCELLANEOUS PROVISIONS

153

Section  11.01

Amendment.

153

Section  11.02

Recordation of Agreement; Counterparts.

154

Section  11.03

Limitation on Rights of Certificateholders.

154

Section  11.04

Governing Law; Jurisdiction.

155

Section  11.05

Notices.

155

Section  11.06

Severability of Provisions.

156

Section  11.07

Article and Section References.

156

Section  11.08

Notice to the Rating Agencies and the Guarantor.

156

Section  11.09

Further Assurances.

157

Section  11.10

Benefits of Agreement.

157

Section  11.11

Acts of Certificateholders.

158

EXHIBITS:

Exhibit A-1

Form of Class AV-1 Certificates

Exhibit A-2

Form of Class A-IO Certificates

Exhibit A-3

Form of Class AF-1 Certificates

Exhibit A-4

Form of Class AF-2 Certificates

Exhibit A-5

Form of Class AF-3 Certificates

Exhibit A-6

Form of Class AF-4 Certificates

Exhibit B-1

Form of Class B-1 Certificates

Exhibit B-2

Form of Class B-2 Certificates

Exhibit B-3

Form of Class B-3 Certificates

Exhibit C-1

Form of Class R Certificates

Exhibit C-2

Form of Class M-1 Certificates

Exhibit C-3

Form of Class M-2 Certificates

Exhibit C-4

Form of Class X Certificates

Exhibit C-5

Form of Class N Certificates

Exhibit D-1

Mortgage Loan Schedule

Exhibit D-2

Schedule of Mortgage Loans without title insurance

Exhibit E

Form of Request for Release

Exhibit F-1

Form of Trustee’s or Custodian’s Initial Certification

Exhibit F-2

Form of Trustee’s or Custodian’s Final Certification

Exhibit F-3

Form of Receipt of Mortgage Note

Exhibit G

Mortgage Loan Purchase Agreement

Exhibit H

Form of Lost Note Affidavit

Exhibit I

Form of ERISA Representation

Exhibit J-1

Form of Investment Letter [Non-Rule 144A]

Exhibit J-2

Form of Investment Letter [Rule 144A]

Exhibit K

Form of Residual Certificate Transfer Affidavit

Exhibit L

Form of Transferor Certificate

Exhibit M

Form of Cap Contract

Exhibit N

Trustee Remittance Report

Exhibit O

Liquidation Report

Exhibit P

Monthly Information Provided by Servicer

Exhibit Q

Form of Officer’s Certificate with Respect to Prepayments

Exhibit R

Class AF-1 Interest Rate Cap Agreement

This Pooling and Servicing Agreement is dated as of August 1, 2002 (the “Agreement”), among RESIDENTIAL ASSET FUNDING CORPORATION, as depositor (the “Depositor”), CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC, as seller (the “Seller”), LITTON LOAN SERVICING LP, as servicer (the “Servicer”), FEDERAL HOME LOAN MORTGAGE CORPORATION, as Guarantor of the Class AV-1 Certificates (the “Guarantor”) and U.S. BANK NATIONAL ASSOCIATION, as trustee (the “Trustee”).

PRELIMINARY STATEMENT

The Depositor intends to sell pass-through certificates (collectively, the “Certificates”), to be issued hereunder in multiple Classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund created hereunder.  The Certificates will consist of the following Classes of Certificates:  (i) the Class AV-1 Certificates, (ii) the Class A-IO Certificates, (iii) the Class AF-1 Certificates, (iv) the Class AF-2 Certificates, (v) the Class AF-3 Certificates, (vi) the Class AF-4 Certificates, (vii) the Class M-1 Certificates and the Class M-2 Certificates, (viii) the Class B-1 Certificates, the Class B-2 Certificates and the Class B-3 Certificates, (ix) the Class N Certificates, (x) the Class X Certificates and (xi) the Class R Certificates.

REMIC 1

As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement (but exclusive of (i) the LIBOR Carryover Reserve Account, (ii) the Class AF-1 Interest Rate Cap Account and (iii) any Arrearages) as a real estate investment conduit (a “REMIC”) for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC 1.”  The Class R-1 Interest will represent the sole class of “residual interests” in REMIC 1 for purposes of the REMIC Provisions under federal income tax law.  The following table irrevocably sets forth the designation, the Uncertificated REMIC 1 Pass-Through Rate, the initial Uncertificated Principal Balance, and solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the “latest possible maturity date” for each of the REMIC 1 Regular Interests.  None of the REMIC 1 Regular Interests will be certificated.

Designation	Uncertificated REMIC 1 Pass-Through Rate	Initial Uncertificated Principal Balance	Assumed Final Maturity Date(1)
LT1-GrpIA	Variable(2)	$4,532.91	September 25, 2035
LT1-GrpIB	Variable(2)	$4,532.91	September 25, 2035
LT1-GrpIIA	Variable(3)	$10,191.93	September 25, 2035
LT1-GrpIIB	Variable(3)	$10,191.93	September 25, 2035
LT1A	Variable(4)	$182,467,386.32	September 25, 2035
LT1B	Variable(4)	$112,000,000.00	September 25, 2035

___________________

(1)

Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the thirty-sixth Distribution Date following the maturity date for the Mortgage Loan with the latest possible maturity date has been designated as the “latest possible maturity date” for each Uncertificated REMIC 1 Regular Interest.

(2)

The average of the Net Mortgage Interest Rates of the Group I Mortgage Loans, weighted on the basis of the aggregate Principal Balances of such Mortgage Loans as of the first day of the related Collection Period (or, in the case of the first Distribution Date, the Cut-off Date).

(3)

The average of the Net Mortgage Interest Rates of the Group II Mortgage Loans, weighted on the basis of the aggregate Principal Balances of such Mortgage Loans as of the first day of the related Collection Period (or, in the case of the first Distribution Date, the Cut-off Date).

(4)

Calculated in accordance with the definition of “Uncertificated REMIC 1 Pass-Through Rate” herein.

REMIC 2

As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the REMIC 1 Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC 2.”  The Class R-2 Interest will represent the sole class of “residual interests” in REMIC 2 for purposes of the REMIC Provisions (as defined herein) under federal income tax law.  The following table irrevocably sets forth the designation, the Uncertificated REMIC 2 Pass-Through Rate, the initial Uncertificated Principal Balance, and solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the “latest possible maturity date” for each of the REMIC 2 Regular Interests.  None of the REMIC 2 Regular Interests will be certificated.

Designation	Uncertificated REMIC 2 Pass-Through Rate	Initial Uncertificated Principal Balance	Assumed Final Maturity Date(1)
LT2-GrpIA	Variable(2)	$4,532.91	September 25, 2035
LT2-GrpIB	Variable(2)	$4,532.91	September 25, 2035
LT2-GrpIIA	Variable(3)	$10,191.93	September 25, 2035
LT2-GrpIIB	Variable(3)	$10.191.93	September 25, 2035
LT2AV1	Variable(4)	$22,662,500.00	September 25, 2035
LT2AF1	Variable(4)	$23,450,000.00	September 25, 2035
LT2AF2	Variable(4)	$8,425,000.00	September 25, 2035
LT2AF3	Variable(4)	$3,025,000.00	September 25, 2035
LT2AF4	Variable(4)	$3,177,500.00	September 25, 2035
LT2M1	Variable(4)	$4,232,500.00	September 25, 2035
LT2M2	Variable(4)	$3,497,500.00	September 25, 2035
LT2B1	Variable(4)	$3,130,000.00	September 25, 2035
LT2B2	Variable(4)	$735,000.00	September 25, 2035
LT2B3	Variable(4)	$1,289,209.00	September 25, 2035
LT2ZZ	Variable(4)	$220,843,177.32	September 25, 2035
LT2AIO	Variable(4)	N/A(5)	September 25, 2035

___________________

(1)

Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the thirty-sixth Distribution Date following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the “latest possible maturity date” for each REMIC 2 Regular Interest.

(2)

The average of the Net Mortgage Interest Rates of the Group I Mortgage Loans, weighted on the basis of the aggregate Principal Balances of such Mortgage Loans as of the first day of the related Collection Period (or, in the case of the first Distribution Date, the Cut-off Date).

(3)

The average of the Net Mortgage Interest Rates of the Group II Mortgage Loans, weighted on the basis of the aggregate Principal Balances of such Mortgage Loans as of the first day of the related Collection Period (or, in the case of the first Distribution Date, the Cut-off Date).

(4)

Calculated in accordance with the definition of “Uncertificated REMIC 2 Pass-Through Rate” herein.

(5)

REMIC 2 Regular Interest LT2AIO will not have an Uncertificated Principal Balance, but will accrue interest on its Uncertificated Notional Amount outstanding from time to time which shall equal the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1B.

REMIC 3

As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the REMIC 2 Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC 3.”  The Class R-3 Interest represents the sole class of “residual interests” in REMIC 3 for purposes of the REMIC Provisions.  The following table sets forth the Class designation, Pass-Through Rate and Original Class Certificate Principal Balance for each Class of Certificates that represents one or more of the “regular interests” in REMIC 3 created hereunder:

Class Designation	Pass-Through Rate	Original Class Certificate Principal Balance	Assumed Final Maturity Date(1)
Class AV-1	Variable(2)(5)	$90,650,000	September 25, 2035
Class AF-1	Variable(2)(6)	$93,800,000	September 25, 2035
Class AF-2	Variable(2)(6)	$33,700,000	September 25, 2035
Class AF-3	Variable(2) (6)	$12,100,000	September 25, 2035
Class AF-4	Variable(2) (6)	$12,710,000	September 25, 2035
Class A-IO	N/A(3) (6)	N/A(3)	September 25, 2035
Class M-1	Variable(2(6))	$16,930,000	September 25, 2035
Class M-2	Variable(2) (6)	$13,990,000	September 25, 2035
Class B-1	Variable(2) (6)	$12,520,000	September 25, 2035
Class B-2	Variable(2) (6)	$2,940,000	September 25, 2035
Class B-3 Interest	Variable(2) (6)	$5,156,836	September 25, 2035
Class X/N Interest	Variable(2) (6)	$0(4)	September 25, 2035

__________________

(1)

Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the thirty-sixth Distribution Date following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the “latest possible maturity date” for each Class of Certificates that represents one or more of the “regular interests” in REMIC 3.

(2)

Calculated in accordance with the definition of “REMIC 3 Pass-Through Rate” herein.

(3)

The Class A-IO Certificates will receive all amounts distributed to REMIC 2 Regular Interest LT2AIO.

(4)

The Class X/N Interest will accrue interest at its variable Pass-Through Rate on the Notional Amount of the Class X/N Interest outstanding from time to time which shall equal the aggregate of the Uncertificated Principal Balances of the REMIC 2 Regular Interests.  The Class X/N Interest does not have a Class Certificate Principal Balance and, thus, will not accrue interest on a Class Certificate Principal Balance.

(5)

Any amount payable on the Class AV-1 Certificates in excess of the amounts payable on this REMIC 3 Regular Interest shall be deemed to have been paid pursuant to the interest rate cap agreements described herein, all in accordance with Section 4.12 of this Agreement.

(6)

Any amount payable on this REMIC 3 Regular Interest in excess of the amounts payable on the Class of Certificates to which it corresponds shall be deemed to have been paid pursuant to the interest rate cap contracts described in Section 3.29 of this Agreement.

REMIC 4

As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the Class B-3 Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC 4.”  The Class R-4 Certificates represent the sole class of “residual interests” in REMIC 4 for purposes of the REMIC Provisions.  The following table sets forth the Class designation, Pass-Through Rate and Original Class Certificate Principal Balance for the Class of Certificates that represent the “regular interest” in REMIC 4 created hereunder:

Class Designation	Pass-Through Rate	Original Class Certificate Principal Balance	Assumed Final Maturity Date(1)
Class B-3	Variable(2)	$5,156,836	September 25, 2035

__________________

(1)

Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the thirty-sixth Distribution Date following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the “latest possible maturity date” for the Class of Certificates that represent the “regular interest” in REMIC 4.

(2)

The Class B-3 Certificates will receive 100% of amounts received in respect of the Class B-3 Interest.

REMIC 5

As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the Class X/N Interest as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC 5.”  The Class R-5 Certificates represents the sole class of “residual interests” in REMIC 5 for purposes of the REMIC Provisions.  The following table sets forth (or describes) the Class designation, Pass-Through Rate and Original Class Certificate Principal Balance for the Class of Certificates that represent the “regular interest” in REMIC 5 created hereunder:  The Class X/N Certificates will not be certificated.

Class Designation	Pass-Through Rate	Original Class Certificate Principal Balance	Assumed Final Maturity Date(1)
Class X/N	Variable(2)	Not applicable	September 25, 2035

__________________

(1)

Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the thirty-sixth Distribution Date following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the “latest possible maturity date” for the Class of Certificates that represent the “regular interest” in REMIC 5.

(2)

The Class X/N Certificates will receive 100% of amounts received in respect of the Class X/N Interest.

In addition to the above Certificates, the Trust Fund shall issue two additional Classes of Certificates, designated as the Class N Certificates and the Class X Certificates.  For federal income tax purposes, in the event that the beneficial ownership of the Class N Certificates and the Class X Certificates is held by separate persons for tax purposes, the Trustee shall treat the Class N Certificates as debt of the Class X Certificateholders for federal income tax purposes and shall not treat such Class of Certificates as an interest in any REMIC created hereunder. In the event that the beneficial ownership of the Class N Certificates and the Class X Certificates is held by the same person, the Trustee shall treat the Class N Certificates as not having been issued for federal income tax purposes so that the entire economic entitlement of the Class N Certificates and Class X Certificates (excluding the Class X Certificates right to receive amounts from the LIBOR Carryover Reserve Account and Class AF-1 Interest Rate Cap Account) will represent a “regular interest” in REMIC 5.  The following table irrevocably sets forth the designation, the Pass-Through Rate, the Notional Amount for the Class N Certificates and the Class X Certificates.  The Class N Certificates shall not be transferred to a non-United States Person unless the non-United States Person holds a proportionate amount of the Class X Certificates at the time of transfer.  A non-United States Person that holds the Class X Certificates shall not transfer the Class X Certificates unless immediately after such transfer such non-United States Person holds no Class N Certificates.  The transfer restrictions contained in the two immediately preceding sentences shall cease to be in effect upon the delivery of an Opinion of Counsel to the Trustee (which opinion shall not be an expense of the Trust) to the effect that such transfers would not cause the Trust to be liable for withholding taxes under Code Section 1441 on amounts due the Class N Certificates.  The Class X Certificates shall not be pledged or used to support debt separate from 100% of the Class N Certificates unless either payments on the Class X Certificate do not bear a relationship to payments on such debt within the meaning of Code Section 7701(i) or the debt has the same maturity as the Class N Certificates within the meaning of Code Section 7701(i).

Class Designation	Pass-Through Rate	Notional Amount	Assumed Final Maturity Date
Class N	10.00% per annum	$11,200,000	September 25, 2035
Class X	Variable(1)	N/A	September 25, 2035

__________________

(1)

The Class X Certificates are entitled to all amounts remaining following distributions on the Class N Certificates in accordance with Section 4.02(b)(xxiii).

ARTICLE I.

DEFINITIONS

Section  1.01

Defined Terms.

Whenever used in this Agreement or in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.  Unless otherwise specified, interest on the Class AV-1 Certificates, the Class AF-1 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class B-1 Certificates, the Class B-2 Certificates and the Class B-3 Certificates will be calculated on the basis of the actual number of days in the related Interest Accrual Period and a 360-day year.  Interest on the Class A-IO Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class N Certificates and the Class X Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

“1933 Act”:  The Securities Act of 1933, as amended.

“60+ Day Delinquent Loan”:  Each Mortgage Loan with respect to which any portion of a Monthly Payment is, as of the last day of the prior Collection Period, two months or more past due (excluding any Re-Performing 60+ Day Delinquent Loan but including any Excess Re-Performing 60+ Day Delinquent Loan), each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date.

“Account”: Either the Collection Account or the Distribution Account.

“Accrued Certificate Interest”:  With respect to each Distribution Date and Class of Certificates and the Class B-3 Interest and the Class X/N Interest, an amount equal to the interest accrued at the applicable rate set forth or described opposite such Class in the table in the Preliminary Statement during the related Interest Accrual Period on the Certificate Principal Balance (or Notional Amount) of such Class immediately prior to such Distribution Date, reduced by such Class’s Interest Percentage of Relief Act Interest Shortfalls and Net Prepayment Interest Shortfalls for such Distribution Date.  Notwithstanding the foregoing, for federal income tax purposes and under the REMIC Provisions, the Accrued Certificate Interest for the REMIC 3 Class A-IO Certificates and any Distribution Date will be deemed to be the Uncertificated Accrued Interest for REMIC 2 Regular Interest LT2AIO for such Distribution Date.

“Actuarial Mortgage Loan”:  Any Mortgage Loan other than a Simple Interest Mortgage Loan.

“Adjustable-Rate Mortgage Loan”:  A Mortgage Loan which has a rate at which interest accrues that adjusts based on an Index plus a related Gross Margin, as set forth and subject to the limitations in the related Mortgage Note.

“Adjustment Date”:  With respect to each Adjustable-Rate Mortgage Loan, each adjustment date on which the Mortgage Interest Rate of an Adjustable-Rate Mortgage Loan may change pursuant to the related Mortgage Note.  The first Adjustment Date following the Cut-off Date as to each Adjustable-Rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

“Advance”:  As to any Actuarial Mortgage Loan, any advance made by the Servicer in respect of any Distribution Date pursuant to Section 4.07.

“Adverse REMIC Event”:  As defined in Section 9.01(f) hereof.

“Affiliate”:  With respect to any Person, any other Person controlling, controlled by or under common control with such Person.  For purposes of this definition, “control” means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and “controlling” and “controlled” shall have meanings correlative to the foregoing.

“Agency Insurance Agreements”:  Collectively, the FHA Insurance Contracts and VA Guaranty Agreements.

“Aggregate Interest Remittance Amount”:  With respect to any Distribution Date, the sum of the Group I Interest Remittance Amount and the Group II Interest Remittance Amount for such Distribution Date.

“Agreement”:  This Pooling and Servicing Agreement and all amendments and supplements hereto.

“Applicable Regulations”:  As to any Mortgage Loan, all federal, state and local laws, statutes, rules and regulations applicable thereto, including with respect to each FHA Loan, the FHA Regulations and the related FHA Insurance Contract and with respect to each VA Loan, the VA Regulations and the related VA Guaranty Agreement.

“Applied Realized Loss Amount”:  With respect to each Distribution Date, the excess, if any, of (a) the aggregate of the Certificate Principal Balances of the Certificates (after giving effect to all distributions on such Distribution Date) over (b) the Pool Balance as of the end of the related Collection Period.

“Arrearage”:  With respect to a Delinquent Mortgage Loan, the total amount of scheduled monthly payments due thereon on or before the Cut-off Date that were not received prior to the Cut-off Date but for which advances of principal and interest were made, plus any unreimbursed Servicing Advances as of the Cut-off Date.

“Assignment”:  An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage.

“Assumed Final Maturity Date”:  As to each Class of Certificates, the date set forth as such in the Preliminary Statement.

“Available Funds”:  As to any Distribution Date, an amount equal to the excess of (i) the sum of (a) the aggregate of the Monthly Payments due during the related Collection Period and received by the Trustee one Business Day prior to the related Distribution Date, (b) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Substitution Adjustment Amounts, the Purchase Price for any repurchased Mortgage Loan, the Termination Price with respect to the termination of the Trust pursuant to Section 10.01 hereof and other unscheduled recoveries of principal and interest (excluding prepayment penalties and amounts received in respect of Arrearages) in respect of the Mortgage Loans during the related Prepayment Period, (c) the aggregate of any amounts received in respect of an REO Property withdrawn from any REO Account and deposited in the Collection Account for such Distribution Date, (d) any Compensating Interest for such Distribution Date, and (e) the aggregate of any Advances made by the Servicer for such Distribution Date over (ii) the sum of (a) amounts reimbursable or payable to the Servicer pursuant to Section 3.05, (b) Stayed Funds, (c) the Servicing Fee, (d) the PMI Insurer’s Fee and (e) amounts deposited in the Collection Account or the Distribution Account, as the case may be, in error.

“Balloon Mortgage Loan”:  A Mortgage Loan that provides for the payment of the unamortized principal balance of such Mortgage Loan in a single payment at the maturity of such Mortgage Loan that is substantially greater than the preceding monthly payment.

“Balloon Payment”:  A payment of the unamortized principal balance of a Mortgage Loan in a single payment at the maturity of such Mortgage Loan that is substantially greater than the preceding Monthly Payment.

“Bankruptcy Code”:  Title 11 of the United States Code, as amended.

“Book-Entry Certificates”:  Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with the Depository (directly, as a “Depository Participant,” or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 5.02 hereof).  On the Closing Date, the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class A-IO, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates shall be Book-Entry Certificates.

“Business Day”:  Any day other than a Saturday, a Sunday or a day on which the Guarantor or banking institutions in the State of Delaware, the State of New York, the State of Texas or in the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

“Cap Contract”:  The cap contract between the Trustee and the counterparty thereunder, a form of which is attached hereto as Exhibit M.

“Certificate”:  Any Regular Certificate, Class N Certificate, Class X Certificate or Residual Certificate.

“Certificate Custodian”:  Initially, U.S. Bank National Association; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

“Certificate Owner”:  With respect to each Book-Entry Certificate, any beneficial owner thereof. With respect to the Class AV-1 Certificates, Federal Home Loan Mortgage Corporation.

“Certificate Principal Balance”:  With respect to any Class of Certificates (other than the Class A-IO, Class N, Class X and Residual Certificates) and any Distribution Date, the Original Class Certificate Principal Balance reduced by the sum of (i) all amounts actually distributed in respect of principal of such Class on all prior Distribution Dates and (ii) Applied Realized Loss Amounts allocated thereto.  The Class A-IO, Class N, Class X and Residual Certificates do not have a Certificate Principal Balance.  With respect to any Certificate (other than a Class A-IO, Class N, Class X or a Residual Certificate) of a Class and any Distribution Date, the portion of the Certificate Principal Balance of such Class represented by such Certificate equal to the product of the Percentage Interest evidenced by such Certificate and the Certificate Principal Balance of such Class.

“Certificate Register” and “Certificate Registrar”:  The register maintained and registrar appointed pursuant to Section 5.02 hereof.

“Certificateholder” or “Holder”:  The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or non-U.S. Person shall not be a Holder of a Residual Certificate for any purpose hereof.  The Guarantor may conclusively rely upon a certificate of the Depositor or the Servicer in determining whether a Certificate is held by an Affiliate thereof. All references herein to “Certificateholders” shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Guarantor shall be required to recognize as a “Certificateholder” only the Person in whose name a Certificate is registered in the Certificate Register.

“Class”:  Collectively, Certificates or REMIC Regular Interests which have the same priority of payment and bear the same class designation and the form of which is identical except for variation in the Percentage Interest evidenced thereby.

“Class A Principal Distribution Amount”:  As of any Distribution Date (a) prior to the Stepdown Date and with respect to which a Trigger Event is in effect on any Distribution Date, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the Certificate Principal Balance of the Class A Certificates and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 63.50% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) 0.50% and (ii) the Pool Balance on the Cut-off Date.

“Class A Realized Loss Amortization Amount”: As to any Class of the Class A Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for that Class of Class A Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) and (ii) hereof for such Class, in each case for such Distribution Date.

“Class A Applied Realized Loss Amount”:  As to each Class of the Class A Certificates and as of any Distribution Date, the lesser of (x) the Certificate Principal Balance thereof (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date, but prior to the application of the Class A Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the excess of (i) the Applied Realized Loss Amount as of such Distribution Date over (ii) the sum of the Class M-1 Applied Realized Loss Amount, the Class M-2 Applied Realized Loss Amount, the Class B-1 Applied Realized Loss Amount, the Class B-2 Applied Realized Loss Amount and the Class B-3 Applied Realized Loss Amount, in each case as of such Distribution Date; provided, however, that Applied Realized Loss Amounts relating to Loan Group I will be allocated to the Class AV-1 Certificates and all remaining Applied Realized Loss Amounts will be allocated, pro rata, among the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates.

“Class A Certificate”:  Any one of the Class AF Certificates or the Class AV-1 Certificates.

“Class A Certificateholders”:  Collectively, the Holders of the Class A Certificates.

“Class AF Certificates”:  In the aggregate, the Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates and the Class AF-4 Certificates.

“Class AF-1 Certificate”:  Any one of the Class AF-1 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-3, representing the right to distributions as set forth herein and therein and evidencing a regular interest in REMIC 3.

“Class AF-1 Certificate Margin”:  For each Distribution Date, 0.18% per annum.

“Class AF-1 Interest Carry Forward Amount”:  For any Distribution Date, the sum of the Interest Carry Forward Amount for the Class AF-1 Certificates for such Distribution Date.

“Class AF-1 Interest Rate Cap Account”:  The reserve account established and maintained pursuant to Section 3.31.

“Class AF-1 Interest Rate Cap Agreement”:  The interest rate cap agreement between the Trustee, on behalf of the Class AF-1 Certificates, and Wachovia Bank, National Association, a copy of which is attached hereto as Exhibit R.

“Class AF-1 Interest Rate Cap Reserve Account Draw Amount”:  With respect to any Distribution Date, the excess of (i) Accrued Certificate Interest for the Class AF-1 Certificates, the Class AF-1 Interest Carry Forward Amount and the LIBOR Carryover Amount for the Class AF-1 Certificates, for such Distribution Date, over (ii) the amount distributed in Sections 4.01(b)(ii) and (iii) hereof for such Distribution Date.

“Class AF-1 Pass-Through Rate”:  For each Distribution Date, the lesser of (i) LIBOR as of the related LIBOR Determination Date, plus the Class AF-1 Certificate Margin and (ii) the related Rate Cap for such Distribution Date.

“Class AF-2 Certificate”: Any one of the Class AF-2 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-4, representing the right to distributions as set forth herein and therein and evidencing a regular interest in REMIC 3.

“Class AF-2 Interest Carry Forward Amount”:  For any Distribution Date, the sum of the Interest Carry Forward Amount for the Class AF-2 Certificates for such Distribution Date.

“Class AF-2 Pass-Through Rate”:  For each Distribution Date, the lesser of (1) 3.610% per annum and (2) the applicable Rate Cap for such Distribution Date.

“Class AF-3 Certificate”: Any one of the Class AF-3 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-5, representing the right to distributions as set forth herein and therein and evidencing a regular interest in REMIC 3.

“Class AF-3 Interest Carry Forward Amount”:  For any Distribution Date, the sum of the Interest Carry Forward Amount for the Class AF-3 Certificates for such Distribution Date.

“Class AF-3 Pass-Through Rate”:  For each Distribution Date, the lesser of (1) 4.527% per annum and (2) the applicable Rate Cap for such Distribution Date.

“Class AF-4 Certificate”: Any one of the Class AF-4 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-6, representing the right to distributions as set forth herein and therein and evidencing a regular interest in REMIC 3.

“Class AF-4 Interest Carry Forward Amount”:  For any Distribution Date, the sum of the Interest Carry Forward Amount for the Class AF-4 Certificates for such Distribution Date.

“Class AF-4 Pass-Through Rate”:  For each Distribution Date on or prior to the Optional Termination Date, the lesser of (1) 5.169% per annum and (2) the applicable Rate Cap for such Distribution Date, and for each Distribution Date following the Optional Termination Date, the lesser of (1) 5.669% per annum and (2) the applicable Rate Cap for such Distribution Date.

“Class A-IO Certificate”: Any one of the Class A-IO Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-2, representing the right to distributions as set forth herein and therein and evidencing a regular interest in REMIC 3.

“Class A-IO Pass-Through Rate”:  For each Distribution Date (i) in or prior to February 2003, the lesser of (1) 6.50% per annum and (2) the applicable Rate Cap for such Distribution Date, (ii) from and including the Distribution Date in March 2003 through and including the Distribution Date on August 2003, the lesser of (1) 3.50% per annum and (2) the applicable Rate Cap for such Distribution Date and (iii) after the Distribution Date in August 2003, 0.00% per annum.

“Class A-IO Rate”:  With respect to REMIC 2 Regular Interest LT2AIO:

(A)

in the case of the 1st Distribution Date through the 6th Distribution Date, a per annum rate equal to the excess of (i) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1B over (ii) the excess (but not less than zero) of (x) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1B over (y) 6.50% per annum;

(B)

in the case of the 7th Distribution Date through the 12th Distribution Date, a per annum rate equal to the excess of (i) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1B over (ii) the excess (but not less than zero) of (x) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT1B over (y) 3.50% per annum;

(C)

in the case of each Distribution Date thereafter, 0.00% per annum.

“Class AV-1 Certificate”:  Any one of the Class AV-1 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1, representing the right to distributions as set forth herein and therein and evidencing a regular interest in REMIC 3.

“Class AV-1 Certificate Margin”:  For each Distribution Date (i) on or prior to the Optional Termination Date, 0.14% per annum, and (ii) following the Optional Termination Date, 0.28% per annum.

“Class AV-1 Interest Carry Forward Amount”:  For any Distribution Date, the sum of the Interest Carry Forward Amount for the Class AV-1 Certificates for such Distribution Date.

“Class AV-1 Pass-Through Rate”:  For each Distribution Date, the lesser of (i) LIBOR as of the related LIBOR Determination Date, plus the Class AV-1 Certificate Margin and (ii) the related Rate Cap for such Distribution Date.

“Class B Certificate”:  Any one of the Certificates with a “B” designated on the face thereof substantially in the form annexed hereto as Exhibits B-1, B-2 and B-3, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein.

“Class B Certificateholders”:  Collectively, the Holders of the Class B Certificates.

“Class B-1 Applied Realized Loss Amount”:  As to the Class B-1 Certificates and as of any Distribution Date, the lesser of (x) the Certificate Principal Balance thereof (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date, but prior to the application of the Class B-1 Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the excess of (i) the Applied Realized Loss Amount as of such Distribution Date over (ii) the sum of the Class B-2 Applied Realized Loss Amount and the Class B-3 Applied Realized Loss Amount, in each case as of such Distribution Date.

“Class B-1 Certificate Margin”:  For each Distribution Date (i) on or prior to the Optional Termination Date, 1.900% per annum, and (ii) following the Optional Termination Date, 2.850% per annum.

“Class B-1 Pass-Through Rate”:  For each Distribution Date, the lesser of (i) LIBOR as of the related LIBOR Determination Date, plus the Class B-1 Certificate Margin and (ii) the related Rate Cap for such Distribution Date.

“Class B-1 Principal Distribution Amount”:  As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the aggregate Certificate Principal Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 93.00% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of 0.50% and the Pool Balance on the Cut-off Date.

“Class B-1 Realized Loss Amortization Amount”:  As to the Class B-1 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class B-1 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (xii) hereof, in each case for such Distribution Date.

“Class B-2 Applied Realized Loss Amount”:  As to the Class B-2 Certificates and as of any Distribution Date, the lesser of (x) the Certificate Principal Balance thereof (after taking into account the distribution of the Class B-2 Principal Distribution Amount on such Distribution Date, but prior to the application of the Class B-2 Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the excess of (i) the Applied Realized Loss Amount as of such Distribution Date over (ii) the Class B-3 Applied Realized Loss Amount as of such Distribution Date.

“Class B-2 Certificate Margin”:  For each Distribution Date (i) on or prior to the Optional Termination Date, 2.200% per annum, and (ii) following the Optional Termination Date, 3.300% per annum.

“Class B-2 Pass-Through Rate”:  For each Distribution Date, the lesser of (i) LIBOR as of the related LIBOR Determination Date, plus the Class B-2 Certificate Margin and (ii) the Rate Cap for such Distribution Date.

“Class B-2 Principal Distribution Amount”:  As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the aggregate Certificate Principal Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 95.00% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of 0.50% and the Pool Balance on the Cut-off Date.

“Class B-2 Realized Loss Amortization Amount”:  As to the Class B-2 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class B-2 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (xv) hereof, in each case for such Distribution Date.

“Class B-3 Applied Realized Loss Amount”:  As to the Class B-3 Certificates and as of any Distribution Date, the lesser of (x) the Certificate Principal Balance thereof (after taking into account the distribution of the Class B-3 Principal Distribution Amount on such Distribution Date, but prior to the application of the Class B-3 Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the Applied Realized Loss Amount as of such Distribution Date.

“Class B-3 Certificate Margin”:  For each Distribution Date (i) on or prior to the Optional Termination Date, 4.500% per annum, and (ii) following the Optional Termination Date, 6.750% per annum.

“Class B-3 Pass-Through Rate”:  For each Distribution Date, the lesser of (i) LIBOR as of the related LIBOR Determination Date, plus the Class B-3 Certificate Margin and (ii) the Rate Cap for such Distribution Date.

“Class B-3 Principal Distribution Amount”:  As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the aggregate Certificate Principal Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date (after taking into account the distribution of the Class B-2 Principal Distribution Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 98.50% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of 0.50% and the Pool Balance on the Cut-off Date.

“Class B-3 Realized Loss Amortization Amount”:  As to the Class B-3 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class B-3 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (xviii) hereof, in each case for such Distribution Date.

“Class M Certificate”:  Any one of the Certificates with an “M” designated on the face thereof substantially in the form annexed hereto as Exhibit C-2 and Exhibit C-3, executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar, representing the right to distributions as set forth herein and therein.

“Class M Certificateholders”:  Collectively, the Holders of the Class M Certificates.

“Class M-1 Applied Realized Loss Amount”:  As to the Class M-1 Certificates and as of any Distribution Date, the lesser of (x) the Certificate Principal Balance thereof (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date, but prior to the application of the Class M-1 Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the excess of (i) the Applied Realized Loss Amount as of such Distribution Date over (ii) the sum of the Class M-2 Applied Realized Loss Amount, the Class B-1 Applied Realized Loss Amount, the Class B-2 Applied Realized Loss Amount and the Class B-3 Applied Realized Loss Amount, in each case as of such Distribution Date.

“Class M-1 Certificate Margin”:  For each Distribution Date (i) on or prior to the Optional Termination Date, 0.750% per annum, and (ii) following the Optional Termination Date, 1.125% per annum.

“Class M-1 Pass-Through Rate”:  For each Distribution Date, the lesser of (i) LIBOR as of the related LIBOR Determination Date, plus the Class M-1 Certificate Margin and (ii) the Rate Cap for such Distribution Date.

“Class M-1 Principal Distribution Amount”:  As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the aggregate Certificate Principal Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 75.00% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of 0.50% and the Pool Balance on the Cut-off Date.

“Class M-1 Realized Loss Amortization Amount”:  As to the Class M-1 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-1 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (v) hereof, in each case for such Distribution Date.

“Class M-2 Applied Realized Loss Amount”:  As to the Class M-2 Certificates and as of any Distribution Date, the lesser of (x) the Certificate Principal Balance thereof (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date, but prior to the application of the Class M-2 Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the excess of (i) the Applied Realized Loss Amount as of such Distribution Date over (ii) the sum of the Class B-1 Applied Realized Loss Amount, the Class B-2 Applied Realized Loss Amount and the Class B-3 Applied Realized Loss Amount, in each case as of such Distribution Date.

“Class M-2 Certificate Margin”:  For each Distribution Date (i) on or prior to the Optional Termination Date, 1.300% per annum, and (ii) following the Optional Termination Date, 1.950% per annum.

“Class M-2 Pass-Through Rate”:  For each Distribution Date, the lesser of (i) LIBOR as of the related LIBOR Determination Date, plus the Class M-2 Certificate Margin and (ii) the Rate Cap for such Distribution Date.

“Class M-2 Principal Distribution Amount”:  As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the aggregate Certificate Principal Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 84.50% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of 0.50% and the Pool Balance on the Cut-off Date.

“Class M-2 Realized Loss Amortization Amount”:  As to the Class M-2 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-2 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 4.02(b)(i) through (viii) hereof, in each case for such Distribution Date.

“Class N Certificate”:  Any one of the Class N Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C-5, representing the right to distributions as set forth herein and therein.  The Class N Certificates shall not represent an interest in any REMIC.

“Class R Certificate”: The Class R Certificate executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C-1 and evidencing the ownership of the Class R-1 Interest, the Class R-2 Interest and the Class R-3 Interest.

“Class R-1 Interest”:  The uncertificated residual interest in REMIC 1.

“Class R-2 Interest”:  The uncertificated residual interest in REMIC 2.

“Class R-3 Interest”:  The uncertificated residual interest in REMIC 3.

“Class R-4 Certificate”:  The Class R-4 Certificate executed by the Trustee on behalf of the Trust, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C-1-2 and representing the residual interest in REMIC 4.

“Class R-5 Certificate”:  The Class R-5 Certificate executed by the Trustee on behalf of the Trust, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C-1-3 and representing the residual interest in REMIC 5.

“Class X Certificate”: Any one of the Class X Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C-4, representing the right to distributions as set forth herein and therein.

“Class X/N Certificate”: An uncertificated certificate in REMIC 5 held by the Trustee on behalf of the holders of the Class X and Class N Certificates and representing a regular interest in REMIC 5.

“Class X/N Interest”: An uncertificated interest in REMIC 3 held by the Trustee on behalf of the holders of the Class X and Class N Certificates and representing a regular interest in REMIC 3.

“Class X Distributable Amount”:  With respect to any Distribution Date, the excess of (i) the aggregate of amounts distributable on the Class X/N Certificates for such Distribution Date, over (ii) the aggregate of amounts distributable to the Class N Certificates pursuant to Section 4.02(b).

“Closing Date”: August 27, 2002.

“Code”:  The Internal Revenue Code of 1986, as it may be amended from time to time.

“Collection Account”:  The account or accounts created and maintained by the Servicer pursuant to Section 3.04, which shall be entitled “Collection Account, Litton Loan Servicing LP, as Servicer for the Trust under the Pooling and Servicing Agreement dated as of August 1, 2002 among Residential Asset Funding Corporation, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer and U.S. Bank National Association, as Trustee, in trust for registered Holders of 2002-CB4 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB4,” and which must be an Eligible Account.

“Collection Period”:  With respect to any Distribution Date, the period from the second day of the calendar month preceding the month in which such Distribution Date occurs through the first day of the month in which such Distribution Date occurs.

“Combined Loan-to-Value Ratio”:  As of any date and Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the Principal Balance of the Mortgage Loan plus the principal balance of any related senior mortgage loan, and the denominator of which is the Value of the related Mortgaged Property.

“Compensating Interest”:  As defined in Section 3.23 hereof.

“Condemnation Proceeds”:  All awards or settlements in respect of a taking of a Mortgaged Property by exercise of the power of eminent domain or condemnation.

“Conventional Mortgage Loan”:  Any Mortgage Loan that is neither an FHA Loan nor a VA Loan.

“Corporate Trust Office”:  With respect to the Trustee, the principal corporate trust office of the Trustee at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is located at 180 East Fifth Street, St. Paul, Minnesota 55101, Attention:  Institutional Trust Services, C-BASS Series 2002-CB4, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Servicer, the Guarantor and the Seller.

“Corresponding Certificate”: With respect to (i) REMIC 2 Regular Interest LT2AV1, (ii) REMIC 2 Regular Interest LT2AF1, (iii) REMIC 2 Regular Interest LT2AF2, (iv) REMIC 2 Regular Interest LT2AF3, (v) REMIC 2 Regular Interest LT2AF4 (vi) REMIC 2 Regular Interest LT2M1, (vii) REMIC 2 Regular Interest LT2M2, (viii) REMIC 2 Regular Interest LT2B1, (ix) REMIC 2 Regular Interest LT2B2 and (x) REMIC 2 Regular Interest LT2B3, (i) the Class AV-1 Certificates, (ii) the Class AF-1 Certificates, (iii) the Class AF-2 Certificates, (iv) the Class AF-3 Certificates, (v) the Class AF-4 Certificates, (vi) Class M-1 Certificates, (vii) Class M-2 Certificates, (viii) Class B-1 Certificates, (ix) the Class B-2 Certificates and (x) the Class B-3 Certificates, respectively.

“Custodial Agreement”:  The Custodial Agreement, dated as of August 1, 2002, among the Trustee, the Servicer and the Custodian, as the same may be amended or supplemented pursuant to the terms thereof.

“Custodian”:  The Bank of New York, a New York banking corporation, or any successor custodian appointed pursuant to the terms of the Custodial Agreement.

“Cut-off Date”:  August 1, 2002.

“Cut-off Date Aggregate Principal Balance”:  The aggregate of the Cut-off Date Principal Balances of the Mortgage Loans.

“Cut-off Date Principal Balance”:  With respect to any Mortgage Loan, the unpaid principal balance thereof as of the Cut-off Date after application of funds received or advanced on or before such date (or as of the applicable date of substitution with respect to an Eligible Substitute Mortgage Loan).

“Debt Service Reduction”:  With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

“Defective Mortgage Loan”:  A Mortgage Loan replaced or to be replaced by one or more Eligible Substitute Mortgage Loans.

“Deferred Interest”:  With respect to any Mortgage Loan identified on the Mortgage Loan Schedule as having the possibility of negative amortization, the current portion of interest not currently paid by the Mortgagor that is added to the principal balance of such Mortgage Loan.

“Deficiency Amount”  With respect to any Distribution Date, the sum of (i) the Guaranteed Interest Distribution Amount and (ii) the Guaranteed Principal Distribution Amount.

“Deficient Valuation”:  With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

“Definitive Certificates”:  As defined in Section 5.02(c) hereof.

“Delinquent”:  Any Mortgage Loan, the Monthly Payment due on a Due Date with respect to which such monthly payment is not made by the close of business on the next scheduled Due Date for such Mortgage Loan.

“Depositor”: Residential Asset Funding Corporation, a North Carolina corporation, or any successor in interest.

“Depository”:  The initial depository shall be The Depository Trust Company, whose nominee is Cede & Co., or any other organization registered as a “clearing agency” pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.  The Depository shall initially be the registered Holder of the Book-Entry Certificates.  The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

“Depository Agreement”:  With respect to any Book-Entry Certificates, the agreement among the Depositor, the Trustee and the initial Depository, to be dated on or about the Closing Date.

“Depository Participant”:  A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

“Determination Date”:  With respect to any Distribution Date, the 10th day of the calendar month in which such Distribution Date occurs or, if such 10th day is not a Business Day, the Business Day immediately preceding such 10th day.

“Directly Operate”:  With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust other than through an Independent Contractor; provided, however, that the Trustee (or the Servicer under this Agreement) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Servicer under this Agreement) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

“Disqualified Organization”:  A “disqualified organization” under Section 860E of the Code, which as of the Closing Date is any of:  (i) the United States, any state or political subdivision thereof, any possession of the United States, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, (iii) any organization described in Section 1381(a)(2)(C) of the Code, or (iv) any other Person so designated by the Trustee based upon an Opinion of Counsel provided by nationally recognized counsel to the Trustee that the holding of an ownership interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Residual Certificate to such Person.  A corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and a majority of its board of directors is not selected by a governmental unit.  The term “United States,” “state” and “international organization” shall have the meanings set forth in Section 7701 of the Code.

“Distribution Account”:  The trust account or accounts created and maintained by the Trustee pursuant to Section 3.04(b) which shall be entitled “Distribution Account, U.S. Bank National Association, as Trustee, in trust for the registered Holders of 2002-CB4 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB4” and which must be an Eligible Account.

“Distribution Date”:  The 25th day of any calendar month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in September 2002.

“Due Date”:  With respect to each Mortgage Loan and any Distribution Date, the day of the calendar month in which such Distribution Date occurs on which the Monthly Payment for such Mortgage Loan was due, exclusive of any grace period.

“Eligible Account”:  Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated “A-1” (or the equivalent) by each of the Rating Agencies at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC (to the limits established by such corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Guarantor, the Trustee and to each Rating Agency, the Certificateholders will have a claim with respect to the funds in such account or a perfected first priority security interest against such collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity or (iv) an account otherwise acceptable to the Guarantor (as evidenced by a letter from the Guarantor to the Trustee) and each Rating Agency without reduction or withdrawal of their then current ratings of the Certificates as evidenced by a letter from each Rating Agency to the Trustee.  Eligible Accounts may bear interest.

“Eligible Substitute Mortgage Loan”:  A mortgage loan substituted for a Defective Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of, and not more than 5% less than, the outstanding principal balance of the Defective Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Interest Rate, with respect to a Fixed-Rate Mortgage Loan, not less than the Mortgage Interest Rate of the Defective Mortgage Loan and not more than 1% in excess of the Mortgage Interest Rate of such Defective Mortgage Loan, (iii) if an Adjustable-Rate Mortgage Loan, have a Maximum Loan Rate not less than the Maximum Loan Rate for the Defective Mortgage Loan, (iv) if an Adjustable-Rate Mortgage Loan, have a Minimum Loan Rate not less than the Minimum Loan Rate of the Defective Mortgage Loan, (v) if an Adjustable-Rate Mortgage Loan, have a Gross Margin equal to or greater than the Gross Margin of the Defective Mortgage Loan, (vi) if an Adjustable-Rate Mortgage Loan, have a next Adjustment Date not more than two months later than the next Adjustment Date on the Defective Mortgage Loan, except in the case of any Mortgage Loan which has an Arrearage due to the application of any related forbearance plan with respect to such Mortgage Loan, an Eligible Substitute Mortgage Loan must have all Adjustment Dates occurring during the same Interest Accrual Period during which Adjustment Dates occur with respect to the substituted Mortgage Loan, (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan, (viii) be current as of the date of substitution, (ix) have a Combined Loan-to-Value Ratio as of the date of substitution equal to or lower than the Combined Loan-to-Value Ratio of the Defective Mortgage Loan as of such date, (x) have a risk grading determined by the Seller at least equal to the risk grading assigned on the Defective Mortgage Loan, (xi) have been reunderwritten by the Seller in accordance with the same underwriting criteria and guidelines as the Defective Mortgage Loan, (xii) conform to each representation and warranty set forth in Section 2.04 hereof applicable to the Defective Mortgage Loan and (xiii) if an Adjustable-Rate Mortgage Loan, have the same Index as the Defective Mortgage Loan.  In the event that one or more mortgage loans are substituted for one or more Defective Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Interest Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Interest Rates, the risk gradings described in clause (x) hereof shall be satisfied as to each such mortgage loan, the terms described in clause (vii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Combined Loan-to-Value Ratios described in clause (ix) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xii) hereof must be satisfied as to each Eligible Substitute Mortgage Loan or in the aggregate, as the case may be.

“ERISA”:  The Employee Retirement Income Security Act of 1974, as amended.

“ERISA Restricted Certificates”:  Any of the Class M-1, Class M-2, Class B-1, Class B-2, Class B-3, Class N, Class X and Residual Certificates.

“Escrow Account”:  The account or accounts created and maintained pursuant to Section 3.06.

“Escrow Payments”:  The amounts constituting ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

“Estate in Real Property”:  A fee simple estate in a parcel of real property.

“Excess 60+ Day Delinquent Loan”: As of any Determination Date, those Re-Performing 60+ Day Delinquent Loans which, when added to all other Re-Performing 60+ Day Delinquent Loans, exceed 25% of the Pool Balance as of the last day of the related Collection Period.

“Expense Fee Rate”:  The sum of (i) the Trustee Fee Rate, (ii) the Servicing Fee Rate and (iii) the rate at which the PMI Insurer’s Fee is calculated.

“Extended Period”:  As defined in Section 9.04(b).

“Extra Principal Distribution Amount”:  As of any Distribution Date, the lesser of (x) the Monthly Excess Interest Amount for such Distribution Date and (y) the Overcollateralization Deficiency for such Distribution Date.  Any application of the Extra Principal Distribution Amount to the Class AV-1 Certificates will be made based on the Group I Principal Percentage.

“FDIC”:  Federal Deposit Insurance Corporation or any successor thereto.

“FHA”:  The Federal Housing Administration, an agency within HUD.

“FHA Approved Mortgagee”:  Those institutions which are approved by FHA to act as servicer and mortgagee of record pursuant to FHA Regulations.

“FHA Insurance Contract” or “FHA Insurance”:  The contractual obligation of FHA respecting the insurance of an FHA Loan pursuant to the National Housing Act, as amended.

“FHA Loan”:  A Mortgage Loan which is the subject of an FHA Insurance Contract as evidenced by a Mortgage Insurance Certificate.

“FHA Regulations”:  Regulations promulgated by HUD under the National Housing Act, codified in 24 Code of Federal Regulations, and other HUD issuances relating to FHA Loans, including the related handbooks, circulars, notices and mortgagee letters.

“Fidelity Bond”:  Shall have the meaning assigned thereto in Section 3.12.

“Final Recovery Determination”:  With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller or the Servicer pursuant to or as contemplated by Section 2.03 or 10.01), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered.  The Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

“Fitch”:  Fitch Ratings and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, “Fitch” shall be deemed to refer to any other “nationally recognized statistical rating organization” as set forth on the most current list of such organizations released by the Securities and Exchange Commission.

“Fixed-Rate Mortgage Loan”:  A Mortgage Loan which has a constant annual rate at which interest accrues in accordance with the provisions of the related Mortgage Note.

“Fixed Rate Certificates”:  The Class A-IO, Class AF-2, Class AF-3 and Class AF-4 Certificates.

“Foreclosure Price”:  The amount reasonably expected to be received from the sale of the related Mortgaged Property net of any expenses associated with foreclosure proceedings.

“Freddie Mac”: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

“Gross Margin”:  With respect to each Adjustable-Rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Interest Rate for such Mortgage Loan.

“Group I Interest Remittance Amount”:  With respect to any Distribution Date, the Interest Remittance Amount with respect to Loan Group I for such Distribution Date.

“Group I Mortgage Loan”:  Any Mortgage Loan that is in Loan Group I.

“Group I Principal Percentage”:  For any Distribution Date and the Class AV-1 Certificates, the percentage equivalent of a fraction, the numerator of which is the Principal Remittance Amount relating to Loan Group I for the related Collection Period and the denominator of which is the sum of the Principal Remittance Amount for Loan Group I and the Principal Remittance Amount for Loan Group II, each for the related Collection Period.

“Group II Interest Remittance Amount”:  With respect to any Distribution Date, the Interest Remittance Amount with respect to Loan Group II for such Distribution Date.

“Group II Mortgage Loan”:  Any Mortgage Loan that is in Loan Group II.

“Group II Principal Percentage”:  For any Distribution Date and the Class AF Certificates, the percentage equivalent of a fraction, the numerator of which is the Principal Remittance Amount relating to Loan Group II for the related Collection Period and the denominator of which is the sum of the Principal Remittance Amount for Loan Group I and the Principal Remittance Amount for Loan Group II, each for the related Collection Period.

“Guarantee”: The obligations of the Guarantor pursuant to Section 4.09.

“Guarantee Fee”: For any Distribution Date and with respect to the Guaranteed Certificates, the fee payable to the Guarantor in respect of its services as Guarantor that accrues at the Guarantee Fee Rate for such Guaranteed Certificates on a balance equal to the aggregate Certificate Principal Balance of the Class AV-1 Certificates immediately prior to such Distribution Date, computed on the basis of a 360-day year and the actual number of days elapsed in the related Interest Accrual Period.

“Guarantee Fee Rate”: The per annum rate set forth in a side letter of the Guarantor, addressed to the Trustee, the Depositor, the Seller and the Servicer.

“Guaranteed Certificates”: The Class AV-1 Certificates.

“Guaranteed Interest Distribution Amount”: For any Distribution Date and the Guaranteed Certificates, the amount, if any, after giving effect to the distributions made pursuant to clauses (iii) and (iv) of Section 4.01(a) or Section 4.01(b), as applicable, by which the (i) sum of (x) the Accrued Certificate Interest and the Interest Carry Forward Amount payable on the Guaranteed Certificates for such Distribution Date and (y) the Net Prepayment Interest Shortfalls and Relief Act Interest Shortfalls allocated to the Guaranteed Certificates for such Distribution Date exceeds (ii) the amount of interest actually paid to the Holders of the Guaranteed Certificates on such Distribution Date.

“Guaranteed Principal Distribution Amount”: With respect to any Distribution Date, (a) the amount, if any, by which (i) the Certificate Principal Balance of the Class AV-1 Certificates (after giving effect to all amounts distributable and allocable, including all loss amounts as described herein, to principal on such Class AV-1 Certificates but prior to giving effect to any Guarantor Payment on such Distribution Date) exceeds (ii) the aggregate Loan Group Principal Balance of the Group I Mortgage Loans (after giving effect to the principal portion of Monthly Payments due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period), plus (b) in the case of the Distribution Date in August 2032, any unpaid Certificate Principal Balance of the Class AV-1 Certificates; provided, that, for so long as the Mezzanine Certificates remain outstanding, the Guaranteed Principal Distribution Amount shall be deemed to be zero.

“Guarantor”:  Freddie Mac, or its successor in interest.

“Guarantor Payment”:  Any payment made by the Guarantor in respect of a Deficiency Amount.

“Guarantor Reimbursement Amount”:  With respect to any Distribution Date, (i) the sum of any accrued but unpaid Guarantee Fees and (ii) the sum of all amounts paid by the Guarantor in respect of Deficiency Amounts on all prior Distribution Dates to the extent not previously reimbursed, with interest thereon at a rate equal to the Prime Rate plus 2.00%.

“HUD”:  The United States Department of Housing and Urban Development, or any successor thereto and including the Federal Housing Commissioner and the Secretary of Housing and Urban Development where appropriate under the FHA Regulations.

“Independent”:  When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, the Servicer and their respective Affiliates, (ii) does not have any direct financial interest in or any material indirect financial interest in the Depositor or the Servicer or any Affiliate thereof, and (iii) is not connected with the Depositor or the Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor or the Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any Class of securities issued by the Depositor or the Servicer or any Affiliate thereof, as the case may be.

“Independent Contractor”:  Either (i) any Person (other than the Servicer) that would be an “independent contractor” with respect to the Trust Fund within the meaning of Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates), so long as the Trust Fund does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust Fund is at arm’s length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Servicer) if the Trustee has received an Opinion of Counsel, which Opinion of Counsel shall be an expense of the Trust Fund, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

“Index”:  With respect to each Adjustable-Rate Mortgage Loan and with respect to each related Adjustment Date, the index as specified in the related Mortgage Note.

“Information Circular”:  The information circular, dated August 16, 2002, relating to the offer of the Class AV-1 Certificates.

“Initial Certificate Principal Balance”:  With respect to any Certificate of a Class other than a Class A-IO, Class N, Class X or Residual Certificate, the amount designated “Initial Certificate Principal Balance” on the face thereof.

“Initial Notional Amount”:  With respect to any Class A-IO or Class N Certificate, the amount designated “Initial Notional Amount” on the face thereof.

“Insurance Proceeds”:  Proceeds of any title policy, hazard policy or other insurance policy, including the PMI Policy and the Primary Insurance Policy, covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

“Interest Accrual Period”:  With respect to any Distribution Date and (i) with respect to the Variable Rate Certificates, the period from the preceding Distribution Date to the day prior to the current Distribution Date (or, in the case of the first Distribution Date, the period from the Closing Date through September 24, 2002), and (ii) with respect to the Fixed Rate Certificates, Class N and Class X Certificates, the calendar month immediately preceding the month in which such Distribution Date occurs.

“Interest Carry Forward Amount”:  For any Class of Certificates (other than the Class X and Residual Certificates) and any Distribution Date, the sum of (a) the excess, if any, of the Accrued Certificate Interest and any Interest Carry Forward Amount for the prior Distribution Date, over the amount in respect of interest actually distributed on such Class on such prior Distribution Date and (b) interest on such excess at the applicable Pass-Through Rate (other than the Class N Certificates) (x) with respect to the Variable Rate Certificates, for the actual number of days elapsed on the basis of a 360-day year since the prior Distribution Date, and (y) with respect to the Fixed Rate Certificates, on the basis of a 360-day year consisting of twelve 30 day months.

“Interest Percentage”: With respect to any Class of Certificates, the Class B-1 Interest, the Class B-3 Interest and the Class X/N Interest and any Distribution Date, the ratio (expressed as a decimal carried to six places) of the Accrued Certificate Interest for such Class to the sum of the Accrued Certificate Interest for all such Classes, in each case with respect to such Distribution Date.

“Interest Remittance Amount”:  As of any Determination Date and with respect to a Loan Group, the sum, without duplication, of (i) all interest due and collected or advanced with respect to the related Collection Period on the Mortgage Loans in such Loan Group (less the related Servicing Fee, related amounts available for reimbursement of Advances and Servicing Advances pursuant to Section 3.05 and expenses reimbursable pursuant to Section 6.03), (ii) all Compensating Interest paid by the Servicer on such Determination Date with respect to the related Mortgage Loans and (iii) the portion of any payment in connection with any substitution, Purchase Price, Termination Price or Net Liquidation Proceeds relating to interest with respect to the related Mortgage Loans received during the related Prepayment Period.

“Late Collections”:  With respect to any Mortgage Loan, all amounts received subsequent to the Determination Date immediately following any related Collection Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) but delinquent on a contractual basis for such Collection Period and not previously recovered.

“LIBOR”:  With respect to each Interest Accrual Period, the rate determined by the Trustee on the related LIBOR Determination Date on the basis of the offered rate for one month United States dollar deposits, as such rate appears on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date.  If no such quotations are available on an LIBOR Determination Date, LIBOR for the related Interest Accrual Period will be established by the Trustee as follows:

(i)

If on such LIBOR Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.001%);

(ii)

If on such LIBOR Determination Date fewer than two Reference Banks provide such offered quotations, LIBOR for the related Interest Accrual Period shall be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Depositor, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Variable Rate Certificates; and

(iii)

If no such quotations can be obtained, LIBOR for the related Interest Accrual Period shall be LIBOR for the prior Distribution Date.

“LIBOR Business Day”:  Any day on which banks in London, England and The City of New York are open and conducting transactions in foreign currency and exchange.

“LIBOR Carryover Amount”: If on any Distribution Date, the Accrued Certificate Interest for any Offered Certificate (other than a Class A-IO Certificate) or Class B-3 Certificate is based upon the related Rate Cap, the excess of (i) the amount of interest accrued on such Certificate based on the related Pass-Through Rate (without regard to the related Rate Cap), over (ii) the amount of interest accrued on such Certificate based on the related Rate Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate (without regard to the related Rate Cap) on such Certificate).

“LIBOR Carryover Reserve Account”:  The reserve account established and maintained pursuant to Section 3.29.

“LIBOR Determination Date”:  With respect to the Variable Rate Certificates, (i) for the first Distribution Date, the second LIBOR Business Day preceding the Closing Date and (ii) for each subsequent Distribution Date, the second LIBOR Business Day prior to the immediately preceding Distribution Date.

“Liquidated Mortgage Loan”:  As to any Distribution Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified herein, as of the end of the related Prepayment Period, that all Liquidation Proceeds and Insurance Proceeds which it expects to recover with respect to the liquidation of the Mortgage Loan or disposition of the related REO Property have been recovered.

“Liquidation Event”:  With respect to any Mortgage Loan, any of the following events:  (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from the Trust Fund by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 2.03 or Section 10.01.  With respect to any REO Property, either of the following events:  (i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from the Trust Fund by reason of its being sold or purchased pursuant to Section 3.13 or Section 10.01.

“Liquidation Proceeds”:  The amount (other than amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation or (ii) the liquidation of a defaulted Mortgage Loan by means of a trustee’s sale, foreclosure sale or otherwise.

“Liquidation Report”:  The report with respect to a Liquidated Mortgage Loan in such form and containing such information as is agreed to by the Servicer and the Trustee.

“Loan Data Remittance Date”:  With respect to any Distribution Date, the date set forth in Section 4.07(a).

“Loan Data Remittance Report”:  As defined in Section 4.13.

“Loan Group”:  Either of Loan Group I or Loan Group II, as the context requires.

“Loan Group I”:  The Mortgage Loans specified as Group I Mortgage Loans on the Mortgage Loan Schedule.

“Loan Group II”:  The Mortgage Loans specified as Group II Mortgage Loans on the Mortgage Loan Schedule.

“Loan Group Principal Balance”:  With respect to any date of determination and a Loan Group, the aggregate Principal Balance of the Mortgage Loans in such Loan Group as of such date of determination.

“Loan Guaranty Certificate”:  The certificate evidencing a VA Guaranty Agreement.

“Losses”:  As defined in Section 9.03.

“Lost Note Affidavit”:  With respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, an affidavit from the Seller certifying that the original Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Mortgage Note and indemnifying the Trust against any loss, cost or liability resulting from the failure to deliver the original Mortgage Note) in the form of Exhibit H hereto.

“Majority Certificateholders”:  The Holders of Certificates evidencing at least 51% of the Voting Rights.

“Majority Class R Certificateholders”:  The Holders of Residual Certificates evidencing at least a 51% Percentage Interest in the applicable Class of Residual Certificates.

“Marker Rate”:  With respect to the Class X/N Interest and any Distribution Date, a per annum rate equal to four (4) times the weighted average of the Uncertificated REMIC 2 Pass-Through Rates for REMIC 2 Regular Interest LT2AV1, REMIC 2 Regular Interest LT2AF1, REMIC 2 Regular Interest LT2AF2, REMIC 2 Regular Interest LT2AF3, REMIC 2 Regular Interest LT2AF4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2B1,  REMIC 2 Regular Interest LT2B2, REMIC 2 Regular Interest LT2B3, REMIC 2 Regular Interest LT2-GrpIA, REMIC 2 Regular Interest LT2-GrpIB, REMIC 2 Regular Interest LT2-Grp-IIA, REMIC 2 Regular Interest LT2-Grp-IIB and REMIC 2 Regular Interest LT2ZZ, with the rate on REMIC 2 Regular Interest LT2AV1 subject to a cap equal to the Class AV-1 Pass-Through Rate for the purpose of this calculation; with the rate on REMIC 2 Regular Interest LT2AF1 subject to a cap equal to the Class AF-1 Pass-Through Rate for the purpose of this calculation; with the rate on REMIC 2 Regular Interest LT2AF2 subject to a cap equal to the Class AF-2 Pass-Through Rate for the purpose of this calculation; with the rate on REMIC 2 Regular Interest LT2AF3 subject to a cap equal to the Class AF-3 Pass-Through Rate for the purpose of this calculation; with the rate on REMIC 2 Regular Interest LT2AF4 subject to a cap equal to the Class AF-4 Pass-Through Rate for the purpose of this calculation; with the rate on REMIC 2 Regular Interest LT2M1 subject to a cap equal to the Class M-1 Pass-Through Rate for the purpose of this calculation; with the rate on REMIC 2 Regular Interest LT2M2 subject to a cap equal to the Class M-2 Pass-Through Rate for the purpose of this calculation; with the rate on REMIC 2 Regular Interest LT2B1 subject to a cap equal to the Class B-1 Pass-Through Rate for the purpose of this calculation; with the rate on REMIC 2 Regular Interest LT2B2 subject to a cap equal to the Class B-2 Pass-Through Rate for the purpose of this calculation; with the rate on REMIC 2 Regular Interest LT2B3 subject to a cap equal to the Class B-3 Pass-Through Rate for the purpose of this calculation and with the rates on REMIC 2 Regular Interest LT2-GrpIA, REMIC 2 Regular Interest LT2-GrpIB, REMIC 2 Regular Interest LT2-Grp-IIA, REMIC 2 Regular Interest LT2-Grp-IIB, and REMIC 2 Regular Interest LT2ZZ subject to a cap of zero for the purpose of this calculation; provided, however, that for this purpose, (i) calculations of the Uncertificated REMIC 2 Pass-Through Rate and the related caps with respect to Uncertificated REMIC 2 Regular Interest LT2AV1, Uncertificated REMIC 2 Regular Interest LT2AF1, Uncertificated REMIC 2 Regular Interest LT2M1, Uncertificated REMIC 2 Regular Interest LT2M2, Uncertificated REMIC 2 Regular Interest LT2B1, Uncertificated REMIC 2 Regular Interest LT2B2 and Uncertificated REMIC 2 Regular Interest LT2B3 shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30, (ii) the Pass-Through Rate in each case (other than the case of the Class AV-1 Pass-Through Rate) shall be determined by treating the Rate Cap as equal to (a) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans for such Distribution Date, weighted on the Principal Balances of such Mortgage Loans and expressed as a percentage over (b) a fraction, expressed as a percentage, the numerator of which is the Guarantee Fee for such Distribution Date times 12 plus the amount distributable to the REMIC 2 Regular Interest LT2AIO on such Distribution Date times 12 and the denominator of which is the aggregate of the Principal Balances of the Mortgage Loans for such Distribution Date and (iii) the Pass-Through Rate in the case of the Class AV-1 Pass-Through Rate shall be determined by treating the Rate Cap as equal to (a) the lesser of (x) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans for such Distribution Date, weighted on the Principal Balances of such Mortgage Loans and expressed as a percentage, and (y) the weighted average of the Net Mortgage Interest Rates of the Group I Mortgage Loans for such Distribution Date, weighted on the Principal Balances of such Mortgage Loans and expressed as a percentage, minus (b) a fraction, expressed as a percentage, the numerator of which is the Guarantee Fee for such Distribution Date times 12 and the denominator of which is the aggregate of the Principal Balances of the Group I Mortgage Loans for such Distribution Date, minus (c) a fraction, expressed as a percentage, the numerator of which is the amount distributable to the REMIC 2 Regular Interest LT2AIO on such Distribution Date times 12 and the denominator of which is the aggregate of the Principal Balances of the Mortgage Loans for such Distribution Date, adjusted for the applicable day count convention.

“Maximum Loan Rate”:  With respect to each Adjustable-Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Interest Rate thereunder.

“Mezzanine Certificates”:  The Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates.

“MGIC Mortgage Loans”:  Those Mortgage Loans covered by the PMI Policy as indicated on the Mortgage Loan Schedule.

“Minimum Loan Rate”:  With respect to each Adjustable-Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Interest Rate thereunder.

“Monthly Excess Cashflow Amount”:  The sum of the Monthly Excess Interest Amount, the Overcollateralization Release Amount and (without duplication) any portion of the Principal Distribution Amount remaining after principal distributions on the Offered Certificates and the Class B-3 Certificates.

“Monthly Excess Interest Amount”:  With respect to each Distribution Date, the amount, if any, by which the Interest Remittance Amount for such Distribution Date exceeds the aggregate amount distributed on such Distribution Date pursuant to paragraphs A.(i) through (iv) and B.(i) through (ix) under Section 4.01.

“Monthly Payment”:  With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined:  (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the Servicer pursuant to Section 3.01; and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

“Moody’s”:  Moody’s Investors Service, Inc. and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, “Moody’s” shall be deemed to refer to any other “nationally recognized statistical rating organization” as set forth on the most current list of such organizations released by the Securities and Exchange Commission.

“Mortgage”:  The mortgage, deed of trust or other instrument creating a first or second lien on, or first or second priority security interest in, a Mortgaged Property securing a Mortgage Note.

“Mortgage File”:  The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

“Mortgage Insurance Certificate”:  The certificate evidencing an FHA Insurance Contract.

“Mortgage Interest Rate”:  With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate (i) in the case of each Fixed-Rate Mortgage Loan shall remain constant at the rate set forth in the Mortgage Loan Schedule as the Mortgage Interest Rate in effect immediately following the Cut-off Date and (ii) in the case of each Adjustable-Rate Mortgage Loan (A) as of any date of determination until the first Adjustment Date following the Cut-off Date shall be the rate set forth in the Mortgage Loan Schedule as the Mortgage Interest Rate in effect immediately following the Cut-off Date and (B) as of any date of determination thereafter shall be the rate as adjusted on the most recent Adjustment Date, to equal the sum, rounded to the nearest 0.125% as provided in the Mortgage Note, of the Index, determined as set forth in the related Mortgage Note, plus the related Gross Margin subject to the limitations set forth in the related Mortgage Note.  With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

“Mortgage Loan”:  Each mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03(d) as from time to time held as a part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

“Mortgage Loan Purchase Agreement”:  The agreement between the Seller and the Depositor, dated as of August 1, 2002, regarding the transfer of the Mortgage Loans by the Seller to or at the direction of the Depositor.

“Mortgage Loan Schedule”:  As of any date (i) with respect to the Mortgage Loans, the list of such Mortgage Loans included in the Trust Fund on such date, separately identifying the Fixed-Rate Mortgage Loans and the Adjustable-Rate Mortgage Loans, attached hereto as Exhibit D-1.  The Mortgage Loan Schedule shall be prepared by the Seller and shall set forth the following information with respect to each Mortgage Loan:

(1)

the Seller’s Mortgage Loan identifying number;

(2)

the city, state, and zip code of the Mortgaged Property;

(3)

the type of Residential Dwelling constituting the Mortgaged Property or a designation that the Mortgaged Property is a multi-family property;

(4)

the occupancy status of the Mortgaged Property at origination;

(5)

the maturity date;

(6)

the date of origination;

(7)

the first payment date;

(8)

the stated maturity date;

(9)

the stated remaining months to maturity;

(10)

the original principal amount of the Mortgage Loan;

(11)

the Principal Balance of each Mortgage Loan as of the Cut-off Date;

(12)

the Arrearage of the Mortgage Loan as of the Cut-off Date;

(13)

the Mortgage Interest Rate of the Mortgage Loan;

(14)

the current principal and interest payment of the Mortgage Loan as of the Cut-off Date;

(15)

the contractual interest paid to date of the Mortgage Loan;

(16)

if the Mortgage Loan is not owner-financed, the Combined Loan-to-Value Ratio at origination;

(17)

a code indicating the loan performance status of the Mortgage Loan as of the Cut-off Date;

(18)

a code indicating whether the Mortgage Loan is a Simple Interest Mortgage Loan or an Actuarial Mortgage Loan;

(19)

a code indicating whether the Mortgaged Property is in bankruptcy or in its forbearance period as of the Cut-off Date;

(20)

a code indicating whether the Mortgage Loan is conventional, insured by the FHA or guaranteed by the VA;

(21)

a code indicating the Index that is associated with such Mortgage Loan;

(22)

the Gross Margin;

(23)

the Periodic Rate Cap;

(24)

the Minimum Loan Rate;

(25)

the Maximum Loan Rate;

(26)

a code indicating whether the Mortgage Loan has a prepayment penalty and the type of prepayment penalty;

(27)

the first Adjustment Date immediately following the Cut-off Date;

(28)

the rate adjustment frequency;

(29)

the payment adjustment frequency;

(30)

a code indicating whether the Mortgage Loan is owner-financed;

(31)

a code indicating whether the Mortgage Loan is subject to negative amortization;

(32)

a code indicating whether the Mortgage Loan is a second lien;

(33)

a code indicating whether the Mortgage Loan is a Group I Mortgage Loan or a Group II Mortgage Loan;

(34)

whether such Mortgage Loan is a Balloon Mortgage Loan (if such Mortgage Loan is a Fixed Rate Mortgage Loan);

(35)

the Seller’s credit grade assigned to such Mortgage Loan;

(36)

the purpose of such Mortgage Loan (i.e. purchase, cash out refinance or rate/term refinance);

(37)

whether such Mortgage Loan is covered under the PMI Policy;

(38)

the number of units;

(39)

the documentation type of the Mortgage Loan;

(40)

the number of years the related Prepayment Charge, if any, is in effect; and

(41)

the Loan-to-Value Ratio of each individual Mortgage Loan.

The Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date, with respect to the Mortgage Loans in the aggregate, for the Fixed-Rate Mortgage Loans and for the Adjustable-Rate Mortgage Loans:  (1) the number of Mortgage Loans; (2) the current Principal Balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.  The Mortgage Loan Schedule shall be amended from time to time by the Seller in accordance with the provisions of this Agreement.  With respect to any Eligible Substitute Mortgage Loan, Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein.

“Mortgage Note”:  The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

“Mortgage Pool”:  The pool of Mortgage Loans, identified on Exhibit D-1 from time to time, and any REO Properties acquired in respect thereof.

“Mortgaged Property”:  The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling or multi-family dwelling.

“Mortgagor”:  The obligor on a Mortgage Note.

“Net Liquidation Proceeds”:  With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property (including REO Property) the related Liquidation Proceeds net of Advances, Servicing Advances, Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

“Net Mortgage Interest Rate”:  With respect to any Mortgage Loan, the Mortgage Interest Rate borne by such Mortgage Loan minus the Expense Fee Rate.

“Net Prepayment Interest Shortfalls”:  With respect to any Distribution Date, the excess of Prepayment Interest Shortfalls for the Mortgage Loans in excess of Compensating Interest for such Distribution Date.

“New Lease”:  Any lease of REO Property entered into on behalf of the Trust, including any lease renewed or extended on behalf of the Trust if the Trust has the right to renegotiate the terms of such lease.

“Nonrecoverable Advance”:  Any Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan that, in the good faith business judgment of the Servicer, will not or, in the case of a proposed Advance or Servicing Advance, would not be ultimately recoverable from Late Collections on such Mortgage Loan as provided herein.

“Notional Amount”:  Immediately prior to any Distribution Date, with respect to the Class A-IO Certificates, an amount equal to the lesser of (i) $112,000,000 and (ii) the Pool Balance (prior to giving effect to Monthly Payments during the related Collection Period and unscheduled collections of principal received during the related Prepayment Period).  Immediately prior to any Distribution Date, with respect to the Class X/N Interest, the aggregate of the Uncertificated Principal Balances of REMIC 2 Regular Interests (other than REMIC 2 Regular Interest LT2AIO).  With respect to the Class N Certificates, an amount equal to the Original Class N Notional Amount reduced by the aggregate distributions made to the Class N Certificates pursuant to Section 4.02(b)(xxiii).

“Offered Certificates”:  The Class A, Class A-IO, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates.

“Officers’ Certificate”:  A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president (however denominated), and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Servicer, the Seller or the Depositor, as applicable.

“Opinion of Counsel”:  A written opinion of counsel, who may, without limitation, be a salaried counsel for the Depositor or the Servicer, acceptable to the Guarantor, except that any opinion of counsel relating to (a) the qualification of any REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

“Optional Termination Date”:  The first Distribution Date on which the Servicer or an Affiliate of the Servicer may opt to terminate the Mortgage Pool pursuant to Section 10.01.

“Original Class A-IO Notional Amount”:  The Notional Amount of the Class A-IO Certificates on the Closing Date, as set forth opposite such Class in the Preliminary Statement.

“Original Class N Notional Amount”:  The Notional Amount of the Class N Certificates on the Closing Date, as set forth opposite such Class in the Preliminary Statement.

“Original Class Certificate Principal Balance”:  With respect to each Class of Certificates, the Certificate Principal Balance thereof on the Closing Date, as set forth opposite such Class in the Preliminary Statement, except with respect to the Class A-IO, Class N, Class X and Residual Certificates, which have an Original Class Certificate Principal Balance of zero.

“Original Notional Amount”:  The Original Class A-IO Notional Amount or the Original Class N Notional Amount, as the case may be.

“Overcollateralization Amount”:  As of any Distribution Date, the excess, if any, of (x) the Pool Balance as of the last day of the immediately preceding Collection Period over (y) the aggregate Certificate Principal Balances of all Classes of Offered Certificates and the Class B-3 Certificates (after taking into account all distributions of principal on such Distribution Date).

“Overcollateralization Deficiency”:  As of any Distribution Date, the excess, if any, of (x) the Targeted Overcollateralization Amount for such Distribution Date over (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the Certificate Principal Balances of all Classes of Offered Certificates (excluding the Class A-IO Certificates) and the Class B-3 Certificates resulting from the distribution of the Principal Distribution Amount (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any Applied Realized Loss Amounts on such Distribution Date.

“Overcollateralization Release Amount”:  With respect to any Distribution Date after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Offered Certificates (other than the Class A-IO Certificates) and the Class B-3 Certificates on such Distribution Date, over (ii) the Targeted Overcollateralization Amount for such Distribution Date.

“Ownership Interest”:  As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

“Pass-Through Rate”:  Any of the Class AV-1 Pass-Through Rate, the Class AF-1 Pass-Through Rate, the Class AF-2 Pass-Through Rate, the Class AF-3 Pass-Through Rate, the Class AF-4 Pass-Through Rate, the Class A-IO Pass-Through Rate, the Class M-1 Pass-Through Rate, the Class M-2 Pass-Through Rate, the Class B-1 Pass-Through Rate, the Class B-2 Pass-Through Rate and the Class B-3 Pass-Through Rate.  With respect to the Class N Certificates, the Pass-Through Rate is 10.00% per annum.  With respect to the Class X/N Interest and any Distribution Date, a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (A) through (O) below, and the denominator of which is the aggregate of the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AV1, REMIC 2 Regular Interest LT2AF1, REMIC 2 Regular Interest LT2AF2, REMIC 2 Regular Interest LT2AF3, REMIC 2 Regular Interest LT2AF4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2B1, REMIC 2 Regular Interest LT2B2,  REMIC2 Regular Interest LT2B3, REMIC 2 Regular Interest LT2-GrpIA, REMIC 2 Regular Interest LT2-GrpIB, REMIC 2 Regular Interest LT2-GrpIIA, REMIC 2 Regular Interest LT2-GrpIIB and REMIC 2 Regular Interest LT2ZZ.  For purposes of calculating the Pass-Through Rate for the Class X/N Interest, the numerator is equal to the sum of the following components:

(A)

the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2AV1 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2AV1;

(B)

the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2AF1 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2AF1;

(C)

the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2AF2 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2AF2;

(D)

the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2AF3 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2AF3;

(E)

the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2AF4 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2AF4;

(F)

the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2M1 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M1;

(G)

the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2M2 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2M2;

(H)

the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2B1 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2B1;

(I)

the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2B2 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2B2;

(J)

the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2B3 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2B3;

(K)

the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2-GrpIA minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-GrpIA;

(L)

the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2-GrpIB minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-GrpIB;

(M)

the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2-GrpIIA minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-GrpIIA;

(N)

the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2-GrpIIB minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2-GrpIIB; and

(O)

the Uncertificated REMIC 2 Pass-Through Rate for REMIC 2 Regular Interest LT2ZZ minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 2 Regular Interest LT2ZZ.

“Paying Agent”:  Any paying agent appointed pursuant to Section 5.05.

“Payment Clearing Account”:  The account established and maintained by the Servicer for the purposes set forth in Article III hereof.

“Percentage Interest”:  With respect to any Certificate (other than a Class A-IO, Class N, Class X or Residual Certificate), a fraction, expressed as a percentage, the numerator of which is the Initial Certificate Principal Balance, as the case may be, represented by such Certificate and the denominator of which is the Original Class Certificate Principal Balance of the related Class.  With respect to a Class A-IO or Class N Certificate, the undivided percentage interest obtained by dividing the Initial Notional Amount evidenced by such Certificate by the Original Class A-IO Notional Amount or Original Class N Notional Amount, as the case may be, of such Class.  With respect to a Class X or Residual Certificate, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate; provided, however, that the sum of all such percentages for each such Class totals 100%.

“Periodic Rate Cap”:  With respect to each Adjustable-Rate Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Loan Rate or the Minimum Loan Rate) on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date.

“Permitted Investments”:  Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Depositor, the Servicer, the Trustee or any of their respective Affiliates or for which an Affiliate of the Trustee serves as an advisor:

(i)

direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

(ii)

(A) demand and time deposits in, certificates of deposit of, bankers’ acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee or its agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short term uninsured debt rating in one of the two highest available rating categories of S&P and Moody’s and the highest available rating category of Fitch and provided that each such investment has an original maturity of no more than 365 days and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

(iii)

repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A or higher by S&P and Fitch and rated A2 or higher by Moody’s, provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market prices plus accrued interest or (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Trustee in exchange for such collateral and (C) be delivered to the Trustee or, if the Trustee is supplying the collateral, an agent for the Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

(iv)

securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and that are rated by each Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

(v)

commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency in its highest short-term unsecured debt rating available at the time of such investment;

(vi)

units of money market funds registered under the Investment Company Act of 1940 including funds managed or advised by the Trustee or affiliates thereof having the highest rating category by the applicable Rating Agency; and

(vii)

if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Guarantor and the Rating Agencies in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the Class AV-1 Certificates;

provided, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

“Permitted Transferee”:  Any transferee of a Residual Certificate other than a Disqualified Organization or a non-U.S. Person.

“Person”:  Any individual, corporation, partnership, joint venture, association, joint stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

“PMI Insurer”:  Mortgage Guaranty Insurance Corporation, a Wisconsin corporation.

“PMI Insurer Fee”:  On any Distribution Date, the amount payable to the PMI Insurer, which shall be one-twelfth of the product of (i) the PMI Insurer Fee Rate and (ii) the aggregate Principal Balance of the MGIC Mortgage Loans as of the first day of the related Collection Period.

“PMI Insurer Fee Rate”:  For any Distribution Date, 0.70% per annum.

“PMI Policy”:  The mortgage insurance policy provided by the PMI Insurer with respect to the MGIC Mortgage Loans.

“Pool Balance”:  As of any date of determination, the aggregate Principal Balance of the Mortgage Loans.

“Prepayment Assumption”: As set forth in the Prospectus Supplement and the Information Circular.

“Prepayment Interest Shortfall”:  With respect to any Distribution Date, for each Mortgage Loan that was during the related Prepayment Period the subject of a Principal Prepayment in full that was applied by the Servicer to reduce the outstanding principal balance of such loan on a date preceding the related Due Date, an amount equal to interest at the applicable Mortgage Interest Rate (net of the Servicing Fee Rate) on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the related Prepayment Period.

“Prepayment Period”:  With respect to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

“Primary Insurance Policy”:  Each policy of primary guaranty mortgage insurance issued by a Qualified Insurer in effect with respect to any Mortgage Loan, or any replacement policy therefor obtained by the Servicer pursuant to Section 3.08.

“Prime Rate”:  The prime rate of United States money center commercial banks as published in The Wall Street Journal.

“Principal Balance”:  As to any Mortgage Loan and any day, other than a Liquidated Mortgage Loan, the related Cut-off Date Principal Balance, minus all collections credited against the principal balance of any such Mortgage Loan and the principal portion of Advances plus, Deferred Interest, if any.  For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan as of the final recovery of related Liquidation Proceeds and a Principal Balance of zero thereafter.  As to any REO Property and any day, the Principal Balance of the related Mortgage Loan immediately prior to such Mortgage Loan becoming REO Property minus any REO Principal Amortization received with respect thereto on or prior to such day.

“Principal Distribution Amount”:  As to any Distribution Date, the sum of (i) the Principal Remittance Amount minus, for Distribution Dates occurring on and after the Stepdown Date and for which a Trigger Event is not in effect, the Overcollateralization Release Amount, if any, and (ii) the Extra Principal Distribution Amount, if any.

“Principal Prepayment”:  Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

“Principal Remittance Amount”:  With respect to any Distribution Date, the sum (less amounts available for reimbursement of Advances and Servicing Advances pursuant to Section 3.05 and expenses reimbursable pursuant to Section 6.03) of:  (i) each payment of principal on a Mortgage Loan due during the related Collection Period and received by the Servicer on or prior to the related Determination Date, and any Advances with respect thereto, (ii) all full and partial Principal Prepayments received by the Servicer during the related Prepayment Period, (iii) the Net Liquidation Proceeds allocable to principal actually collected by the Servicer during the related Prepayment Period, (iv) with respect to Defective Mortgage Loans repurchased with respect to such Prepayment Period, the portion of the Purchase Price allocable to principal, (v) any Substitution Adjustment Amounts received on or prior to the previous Determination Date and not yet distributed and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with Section 10.01 hereof, that portion of the Termination Price in respect of principal.

“Private Certificates”:  Any of the Class B-3, Class N, Class X and Residual Certificates.

“Property Insurance Proceeds”:  Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are received by the Servicer and are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the Servicer’s servicing procedures, subject to the terms and conditions of the related Mortgage Note and Mortgage.

“Prospectus Supplement”:  That certain Prospectus Supplement dated August 16, 2002 relating to the public offering of the Publicly-Offered Certificates.

“Publicly-Offered Certificates”:  Any of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class A-IO, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates.

“Purchase Price”:  With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03 or 10.01, and as confirmed by an Officers’ Certificate from the Servicer to the Trustee, an amount equal to the sum of (i) 100% of the Principal Balance thereof as of the date of purchase (or such other price as provided in Section 10.01), (ii) in the case of (x) a Mortgage Loan, accrued interest on such Principal Balance at the applicable Mortgage Interest Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an Advance by the Servicer, which payment or Advance had as of the date of purchase been distributed pursuant to Section 4.01, through the end of the calendar month in which the purchase is to be effected, and (y) an REO Property, its fair market value, determined in good faith by the Servicer, (iii) any unreimbursed Servicing Advances and Advances and any unpaid Servicing Fees and Special Servicing Fees allocable to such Mortgage Loan or REO Property, (iv) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan or REO Property pursuant to Section 3.13, and (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the Servicer, the Guarantor or the Trustee in respect of the breach or defect giving rise to the purchase obligation.

“Qualified Insurer”:  Any insurance company acceptable to Freddie Mac.

“Rate Cap”:  With respect to any Distribution Date,

(1)  With respect to the Class AV-1 Certificates, the Rate Cap will equal the average of the Net Mortgage Interest Rates of the Group I Mortgage Loans, weighted on the basis of the related Loan Group Principal Balance as of the first day of the related collection period (in the case of the first Distribution Date, the Cut-Off date) less a fraction, the numerator of which is the Guarantee Fee Rate times the Certificate Principal Balance of the Class AV-1 Certificates (before taking into account the payment to such Class of Certificates for the related Distribution Date) and the denominator of which is the Loan Group Principal Balance of the Group I Mortgage Loans as of the first day of the related Collection Period, adjusted for the applicable day count convention.

(2)  With respect to the Class A-IO Certificates, the Rate Cap will equal the average of the Net Mortgage Interest Rates of the Mortgage Loans, weighted on the basis of the Pool Balance as of the first day of the related Collection Period, plus a fraction, the numerator of which is the amount received under the Cap Contract times 12 and the denominator of which is the Pool Balance as of the first day of the related Collection Period, less the sum of (a) a fraction, the numerator of which is the Guarantee Fee Rate times the Certificate Principal Balance of the Class AV-1 Certificates (before taking into account the payment to such Class of Certificates for the related Distribution Date) and the denominator of which is the Pool Balance as of the first day of the related Collection Period and (b) a fraction, the numerator of which is interest distributed to the Class AV-1 Certificates on such Distribution Date times 12 and the denominator of which is the Pool Balance as of the first day of the related Collection Period, with the result multiplied by a fraction, the numerator of which is the Pool Balance as of the first day of the related Collection Period and the denominator of which is the excess of the Pool Balance as of the first day of the related Collection Period over the Certificate Principal Balance of the Class AV-1 Certificates (before taking into account the payment to such Class of Certificates for the related Distribution Date), adjusted for the applicable day count convention.

(3)  With respect to the Fixed Rate Certificates (other than the Class A-IO Certificates) and the Variable Rate Certificates (other than the Class AV-1 Certificates), the Rate Cap will equal the average Net Mortgage Interest Rates of the Mortgage Loans, weighted on the basis of the Pool Balance as of the first day of the related Collection Period, plus a fraction, the numerator of which is the amount received under the Cap Contract times 12 and the denominator of which is the Pool Balance as of the first day of the related Collection Period, plus, in the case of the Class AF-1 Certificates only, a fraction, the numerator of which is the amount received under the Class AF-1 Interest Rate Cap Agreement times 12 and the denominator of which is the Pool Balance as of the first day of the related Collection Period, less the sum of (a) a fraction, the numerator of which is the Guarantee Fee Rate times the Certificate Principal Balance of the Class AV-1 Certificates (before taking into account the payment to such Class of Certificates for the related Distribution Date) and the denominator of which is the Pool Balance as of the first day of the related Collection Period, (b) a fraction, the numerator of which, is the product of the interest distributed to the Class AV-1 Certificates on such Distribution Date times 12 and the denominator of which is the Pool Balance as of the first day of the related Collection Period and (c) a fraction, the numerator of which is the product of the interest distributed to the Class A-IO Certificates on such Distribution Date times 12 and the denominator of which is the Pool Balance as of the first day of the related Collection Period, with the result multiplied by a fraction, the numerator of which is the Pool Balance as of the related Collection Period and the denominator of which is the excess of the Pool Balance as of the related Collection Period over the Certificate Principal Balance of the Class AV-1 Certificates (before taking into account the payment to such Class of Certificates for the related Distribution Date), adjusted for the applicable day count convention.

“Rating Agency or Rating Agencies”:  Fitch, Moody’s and S&P, or their respective successors.  If such agencies or their successors are no longer in existence, “Rating Agencies” shall be such nationally recognized statistical rating organizations as set forth on the most current list of such organizations released by the Securities and Exchange Commission and designated by the Depositor and acceptable to the Guarantor, notice of which designation shall be given to the Trustee and the Servicer.

“Realized Loss”:  With respect to a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of Net Liquidation Proceeds applied to the principal balance of the related Mortgage Loan.

“Realized Loss Amortization Amount”:  Any of the Class A Realized Loss Amortization Amount, the Class M-1 Realized Loss Amortization Amount, the Class M-2 Realized Loss Amortization Amount, the Class B-1 Realized Loss Amortization Amount, the Class B-2 Realized Loss Amortization Amount and the Class B-3 Realized Loss Amortization Amount.

“Record Date”:  With respect to all of the Variable Rate Certificates (other than the Class AV-1 Certificates), the Business Day immediately preceding such Distribution Date; provided, however, that if any such Certificate becomes a Definitive Certificate, the Record Date for such Certificate shall be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.  With respect to the Class AV-1 Certificate, the Business Day immediately preceding such Distribution Date.  With respect to the Fixed Rate Certificates, the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (or the Closing Date, in the case of the first Distribution Date).

“Reference Banks”:  Those banks (i) with an established place of business in London, England, (ii) not controlling, under the control of or under common control with the Depositor or the Trustee, (iii) whose quotations appear on the Telerate Page 3750 on the relevant LIBOR Determination Date and (iv) which have been designated as such by the Trustee; provided, however, that if fewer than two of such banks provide a LIBOR rate, then any leading banks selected by the Trustee which are engaged in transactions in United States dollar deposits in the international Eurocurrency market.

“Regular Certificate”:  Any of the Offered Certificates, the Class B-3 Certificates and  Class X/N Certificates.

“Related Documents”:  With respect to any Mortgage Loan, the related Mortgage Note, Mortgage and other documents required by Section 2.01.

“Relief Act”:  The Soldiers’ and Sailors Civil Relief Act of 1940, as amended.

“Relief Act Interest Shortfall”:  With respect to any Distribution Date, for any Mortgage Loan with respect to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Collection Period as a result of the application of the Relief Act, the amount by which (i) interest collectible on such Mortgage Loan during such Collection Period is less than (ii) one month’s interest on the Principal Balance of such Mortgage Loan at the Mortgage Interest Rate for such Mortgage Loan before giving effect to the application of the Relief Act.

“REMIC”:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

“REMIC 1”:  The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof (other than any amounts representing any Arrearages), (iii) the Trustee’s rights with respect to the Mortgage Loans under all insurance policies, required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Depositor’s rights under the Mortgage Loan Purchase Agreement (including any security interest created thereby), (v) the obligations of the Guarantor to the Holders of the Guaranteed Certificates under the Guarantee and (vi) the Collection Account, the Distribution Account (subject to the last sentence of this definition) and any REO Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.  Notwithstanding the foregoing, however, a REMIC election will not be made with respect to (i) the LIBOR Carryover Reserve Account or (ii) the Class AF-1 Interest Rate Cap Account.

“REMIC 1 Regular Interest LT1-GrpIA”:  One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1.  REMIC 1 Regular Interest LT1-GrpIA shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

“REMIC 1 Regular Interest LT1-GrpIB”:  One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1.  REMIC 1 Regular Interest LT1-GrpIB shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

“REMIC 1 Regular Interest LT1-GrpIIA”:  One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1.  REMIC 1 Regular Interest LT1-GrpIIA shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

“REMIC 1 Regular Interest LT1-GrpIIB”:  One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1.  REMIC 1 Regular Interest LT1-GrpIIB shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

“REMIC 1 Regular Interest LT1A”:  One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1.  REMIC 1 Regular Interest LT1A shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

“REMIC 1 Regular Interest LT1B”:  One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1.  REMIC 1 Regular Interest LT1B shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

“REMIC 1 Regular Interests”:  REMIC 1 Regular Interest LT1-GrpIA, REMIC 1 Regular Interest LT1-GrpIB, REMIC 1 Regular Interest LT1-GrpIIA, REMIC 1 Regular Interest LT1-GrpIIB, REMIC 1 Regular Interest LT1A and REMIC 1 Regular Interest LT1B.

“REMIC 2”: The segregated pool of assets consisting of all of the REMIC 1 Regular Interests and conveyed in trust to the Trustee, for the benefit of REMIC 3, as holder of the REMIC 2 Regular Interests, and the Class R Certificateholders, as Holders of the Class R-2 Interest, pursuant to Article II hereunder, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

“REMIC 1 Regular Interest LT2-GrpIA”:  One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2.  REMIC 2 Regular Interest LT2-GrpIA shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

“REMIC 2 Regular Interest LT2-GrpIB”:  One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2.  REMIC 2 Regular Interest LT2-GrpIB shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

“REMIC 2 Regular Interest LT2-GrpIIA”:  One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2.  REMIC 2 Regular Interest LT2-GrpIIA shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

“REMIC 2 Regular Interest LT2-GrpIIB”:  One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2.  REMIC 2 Regular Interest LT2-GrpIIB shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

“REMIC 2 Regular Interest LT2AIO”: One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. REMIC 2 Regular Interest LT2AIO shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate on its Uncertificated Notional Amount outstanding from time to time.

“REMIC 2 Regular Interest LT2AV1”:  One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2.  REMIC 2 Regular Interest LT2AV1 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

“REMIC 2 Regular Interest LT2AF1”:  One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2.  REMIC 2 Regular Interest LT2AF1 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

“REMIC 2 Regular Interest LT2AF2”:  One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2.  REMIC 2 Regular Interest LT2AF2 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

“REMIC 2 Regular Interest LT2AF3”:  One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2.  REMIC 2 Regular Interest LT2AF3 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

“REMIC 2 Regular Interest LT2AF4”:  One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2.  REMIC 2 Regular Interest LT2AF4 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

“REMIC 2 Regular Interest LT2M1”:  One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2.  REMIC 2 Regular Interest LT2M1 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

“REMIC 2 Regular Interest LT2M2”:  One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2.  REMIC 2 Regular Interest LT2M2 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

“REMIC 2 Regular Interest LT2B1”:  One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2.  REMIC 2 Regular Interest LT2B1 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

“REMIC 2 Regular Interest LT2B2”:  One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2.  REMIC 2 Regular Interest LT2B2 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

“REMIC 2 Regular Interest LT2B3”:  One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2.  REMIC 2 Regular Interest LT2B3 shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

“REMIC 2 Regular Interest LT2ZZ”:  One of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2.  REMIC 2 Regular Interest LT2ZZ shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

“REMIC 2 Regular Interests”:  REMIC 2 Regular Interest LT2AV1, REMIC 2 Regular Interest LT2AF1, REMIC 2 Regular Interest LT2AF2, REMIC 2 Regular Interest LT2AF3, REMIC Regular Interest LT2AF4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2B1, REMIC 2 Regular Interest LT2B2, REMIC 2 Regular Interest LT2B3, REMIC 2 Regular Interest LT2ZZ, REMIC 2 Regular Interest LT2-GrpIA, REMIC 2 Regular Interest LT2-GrpIB, REMIC 2 Regular Interest LT2-GrpIIA, REMIC 2 Regular Interest LT2-GrpIIB and  REMIC 2 Regular Interest LT2AIO.

“REMIC 3”: The segregated pool of assets consisting of all of the REMIC 2 Regular Interests conveyed in trust to the Trustee, for the benefit of the Holders of the regular interests and the Class R Certificate (in respect of the Class R-3 Interest), pursuant to Article II hereunder, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

“REMIC 3 Pass-Through Rate”:  With respect to any Class (other than the Class AV-1) and any Distribution Date, the Pass-Through Rate of such Class for such Distribution Date determined by treating the Rate Cap for such Class as equal to the excess of (a) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans for such Distribution Date, weighted on the Principal Balances of such Mortgage Loans and expressed as a percentage, over (b) a fraction, expressed as a percentage, the numerator of which the Guarantee Fee for such Distribution Date times 12 plus the amount distributable to the REMIC 2 Regular Interest LT2AIO on such Distribution Date times 12 and the denominator of which is the aggregate of the Principal Balances of the Mortgage Loans for such Distribution Date.  With respect to the Class AV-1 Certificates and any Distribution Date, the Pass-Through Rate of such Class for such Distribution Date, determined by treating the Rate Cap for such Class as equal to (a) the lesser of (x) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans for such Distribution Date, weighted on the Principal Balances of such Mortgage Loans and expressed as a percentage, and (y) the weighted average of the Net Mortgage Interest Rates of the Group I Mortgage Loans for such Distribution Date, weighted on the Principal Balances of such Mortgage Loans and expressed as a percentage, minus (b) a fraction, expressed as a percentage, the numerator of which is the Guarantee Fee for such Distribution Date times 12 and the denominator of which is the aggregate of the Principal Balances of the Group I Mortgage Loans for such Distribution Date, minus (c) a fraction, expressed as a percentage, the numerator of which is the amount distributable to the REMIC 2 Regular Interest LT2AIO on such Distribution Date times 12 and the denominator of which is the aggregate of the Principal Balances of the Mortgage Loans for such Distribution Date, adjusted for the applicable day count convention.

“REMIC 3 Regular Interests”: The Offered Certificates, the Class B-3 Interest and the Class X/N Interest.

“REMIC 4”: The segregated pool of assets consisting of the Class B-3 Interest conveyed in trust to the Trustee, for the benefit of the Holders of the Class B-3 Certificates and the Class R-4 Certificate, pursuant to Article II hereunder, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

“REMIC 5”: The segregated pool of assets consisting of the Class X/N Interest conveyed in trust to the Trustee, for the benefit of the Holders of the Class N Certificates and the Class X Certificates and the Class R-5 Certificate, pursuant to Article II hereunder, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

“REMIC Provisions”:  Provisions of the federal income tax law relating to real estate mortgage investment conduits which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

“REMIC Regular Interests”: The REMIC 1 Regular Interests, the REMIC 2 Regular Interests and the REMIC 3 Regular Interests.

“Remittance Report”:  A report prepared by the Servicer and delivered to the Guarantor and the Trustee pursuant to Section 4.06, containing the information set forth therein.

“Rents from Real Property”:  With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

“REO Disposition”:  The sale or other disposition of an REO Property on behalf of the Trust Fund.

“REO Principal Amortization”:  With respect to any REO Property, for any calendar month, the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section 10.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to Section 3.13 in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the Servicer pursuant to Section 3.13 for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and Advances in respect of such REO Property or the related Mortgage Loan.

“REO Property”:  A Mortgaged Property acquired by the Servicer on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.13.

“Re-Performing 60+ Day Delinquent Loan”:  Each Mortgage Loan with respect to which, as of any date of determination, (x) any portion of a Monthly Payment is, as of the last day of the prior Collection Period, two months or more past due and (y) with respect to which the Mortgagor has made three Monthly Payments within the three calendar months preceding such date of determination.

“Re-Performance Test”:  The following criteria one of which must be met for a Mortgage Loan to qualify as a Re-Performing Mortgage Loan:  (1) the Mortgagor has made at least three aggregate Monthly Payments in the three calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to May 1, 2002), or (2) the Mortgagor has made at least four aggregate Monthly Payments in the four calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to April 1, 2002), or (3) the Mortgagor has made at least five aggregate Monthly Payments in the five calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to March 1, 2002).

“Re-Performing Mortgage Loan”:  A Mortgage Loan which has defaulted in the past and which is at least 60 days Delinquent with respect to certain Monthly Payments but which satisfies one of the Re-Performance Test criteria.

“Request for Release”:  A release signed by a Servicing Officer, in the form of Exhibit E attached hereto.

“Residential Dwelling”:  Any one of the following:  (i) a one-family dwelling, (ii) a two- to four-family dwelling, (iii) a one-family dwelling unit in a Freddie Mac eligible condominium project, (iv) a one-family dwelling in a planned unit development, which is not a co-operative, or (v) a mobile or manufactured home (as defined in 42 United States Code, Section 5402(6)).

“Residual Certificates”:  The Class R, Class R-4 and Class R-5 Certificates.

“Residual Interest”:  The sole Class of “residual interests” in each REMIC within the meaning of Section 860G(a)(2) of the Code.

“Responsible Officer”: Any officer assigned to the Corporate Trust Division (or any successor thereto) of the Trustee, including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and in each case having direct responsibility for the administration of this Agreement.

“S&P”:  Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, “S&P” shall be deemed to refer to any other “nationally recognized statistical rating organization” as set forth on the most current list of such organizations released by the Securities and Exchange Commission.

“Seller”:  Credit-Based Asset Servicing and Securitization LLC, or its successor in interest, in its capacity as seller under the Mortgage Loan Purchase Agreement.

“Senior Certificates”:  The Class A and Class A-IO Certificates.

“Senior Enhancement Percentage”:  For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balances of the Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates and (ii) the Overcollateralization Amount, in each case after taking into account the distribution of the Principal Distribution Amount on such Distribution Date by (y) the Pool Balance as of the last day of the related Collection Period.

“Senior Specified Enhancement Percentage”:  On any date of determination thereof, 36.50%.

“Servicer”:  Litton Loan Servicing LP, a Delaware limited partnership, or any successor servicer appointed as herein provided, in its capacity as Servicer hereunder.

“Servicer Affiliate”:  A Person (i) controlling, controlled by or under common control with the Servicer or which is 50% or more owned by the Servicer and (ii) which is qualified to service residential mortgage loans.

“Servicer Event of Termination”:  One or more of the events described in Section 7.01.

“Servicer Remittance Date”:  With respect to any Distribution Date, one Business Day prior to such Distribution Date.

“Servicing Advances”:  All customary, reasonable and necessary “out of pocket” costs and expenses incurred by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property and (iv) compliance with the obligations under Section 3.08.

“Servicing Fee”:  With respect to each Mortgage Loan (including each REO Property) and for any calendar month, an amount equal to one month’s interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the Servicing Fee Rate on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month.

“Servicing Fee Rate”:  With respect to each Mortgage Loan, 0.50% per annum.

“Servicing Officer”:  Any officer of the Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by the Servicer to the Trustee and the Depositor on the Closing Date, as such list may from time to time be amended.

“Servicing Transfer Costs”:  All reasonable costs and expenses incurred by the Trustee in connection with the transfer of servicing from a predecessor servicer, including, without limitation, any reasonable costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee (as successor servicer) to service the Mortgage Loans in accordance with the Agreement.

“Servicing Rights Pledgee”:  One or more lenders, selected by the Servicer, to which the Servicer will pledge and assign all of its right, title and interest in, to and under this Agreement, including Wachovia Bank, National Association as the representative of certain lenders.

“Servicing Standard”:  Shall mean the standards set forth in Section 3.01.

“Side Letter”:  The Agreement among the Seller, the Servicer and the Guarantor dated as of August 1, 2002 regarding certain obligations with respect to the Mortgage Loans.

“Simple Interest Method”:  The method of allocating a payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made and divided by either 360 or 365, as specified in the related Mortgage Note, and the remainder of such payment is allocated to principal.

“Simple Interest Mortgage Loan”:  Any Mortgage Loan under which the portion of a payment allocable to interest and the portion of such payment allocable to principal is determined in accordance with the Simple Interest Method.

“Special Hazard Losses”:  Realized Losses that result from direct physical damage to Mortgaged Properties caused by natural disasters and other hazards (i) which are not covered by hazard or other insurance policies (such as earthquakes) and (ii) for which claims have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies.

“Special Servicing Fee”:  With respect to each Mortgage Loan that is delinquent 90 or more days (other than Re-Performing Mortgage Loans and second lien Mortgage Loans), $150 per month payable until the earlier of (i) 18 consecutive months and (ii) the Delinquency status of such Mortgage Loan has been reduced to less than 90 days.

“Startup Day”:  As defined in Section 9.01(b) hereof.

“Stayed Funds”:  Any payment required to be made under the terms of the Certificates and this Agreement but which is not remitted by the Servicer because the Servicer is the subject of a proceeding under the Bankruptcy Code and the making of such remittance is prohibited by Section 362 of the Bankruptcy Code.

“Stepdown Date”:  The earlier to occur of (x) the later to occur of (A) the Distribution Date in September 2005 and (B) the first Distribution Date on which the Senior Enhancement Percentage (after taking into account distributions of principal on such Distribution Date) is greater than or equal to the Senior Specified Enhancement Percentage and (y) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates is reduced to zero.

“Subordinated Certificates”:  The Class M-1, Class M-2, Class B-1, Class B-2, Class B-3, Class N, Class X, Class R, Class R-4 and Class R-5 Certificates.

“Substitution Adjustment Amount”:  As defined in Section 2.03(d) hereof.

“Targeted Overcollateralization Amount”:  As of any Distribution Date, (x) prior to the Stepdown Date, 0.75% of the initial Pool Balance and (y) on and after the Stepdown Date, the lesser of (i) 0.75% of the initial Pool Balance and (ii) the greater of (A) 1.50% of the Pool Balance as of the last day of the related Collection Period and (B) 0.50% of the initial Pool Balance.

“Tax Matters Person”:  The tax matters person appointed pursuant to Section 9.01(e) hereof.

“Tax Returns”:  The federal income tax returns on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of the REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust for each of the eight REMICs created pursuant to this Agreement under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

“Telerate Page 3750”:  The display page currently so designated on the Bridge Telerate Service (or such other page as may replace the Telerate Page 3750 page on that service for the purpose of displaying London interbank offered rates of major banks).

“Termination Price”:  As defined in Section 10.01(a) hereof.

“Trigger Event”:  With respect to any Distribution Date, if (i) the three-month rolling average of 60+ Day Delinquent Loans equals or exceeds 55% of the Senior Enhancement Percentage or (ii) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Collection Period divided by the initial Pool Balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date Occurring In	Percentage
September 2005 through August 2006	2.75%
September 2006 through August 2007	3.50%
September 2007 through August 2008	4.50%
September 2008 and thereafter	5.25%

“Trust”:  2002-CB4 Trust, the trust created hereunder.

“Trust Fund”: All of the assets of the Trust, which is the trust created hereunder consisting of REMIC 1, REMIC 2, REMIC 3, REMIC 4, REMIC 5, the LIBOR Carryover Reserve Account (including any payments made under the Cap Contract  deposited therein) and the Class AF-1 Interest Rate Cap Agreement.

“Trustee”: U.S. Bank National Association, a national banking association, or any successor Trustee appointed as herein provided.

“Trustee Fee”:  With respect to any Distribution Date, the product of (x) one twelfth of the Trustee Fee Rate and (y) the aggregate of the Principal Balances of all Mortgage Loans and REO Properties as of the opening of business on the first day of the related Collection Period.

“Trustee Fee Rate”:  With respect to any Distribution Date, 0.01% per annum.

“Trustee Remittance Report”: As defined in Section 4.14.

“Trustee Reporting Date”: With respect to any Distribution Date, the fifth Business Day prior to such Distribution Date.

“Uncertificated Accrued Interest”: With respect to each REMIC Regular Interest on each Distribution Date, an amount equal to one month’s interest at the related Uncertificated Pass-Through Rate on the Uncertificated Principal Balance or Uncertificated Notional Amount of such REMIC Regular Interest.  In each case, Uncertificated Accrued Interest will be reduced by any Prepayment Interest Shortfalls and Relief Act Interest Shortfalls (allocated to such REMIC Regular Interests based on their respective entitlements to interest irrespective of any Prepayment Interest Shortfalls and Relief Act Interest Shortfalls for such Distribution Date).

“Uncertificated Notional Amount”:  With respect to any date of determination, the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1B for such Distribution Date.

“Uncertificated Pass-Through Rate”:  The Uncertificated REMIC 1 Pass-Through Rate, the Uncertificated REMIC 2 Pass-Through Rate or the applicable interest rate otherwise set forth in the Preliminary Statement hereto.

“Uncertificated Principal Balance”:  With respect to each REMIC Regular Interest (other than REMIC 2 Regular Interest LT2AIO), the amount of such REMIC Regular Interest outstanding as of any date of determination.  As of the Closing Date, the Uncertificated Principal Balance of each REMIC Regular Interest (other than REMIC 2 Regular Interest LT2AIO) shall equal the amount set forth in the Preliminary Statement hereto as its initial Uncertificated Principal Balance.  On each Distribution Date, the Uncertificated Principal Balance of each REMIC Regular Interest shall be reduced by all distributions of principal made on such REMIC Regular Interest on such Distribution Date pursuant to Section 4.08 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in Section 4.03, and the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2ZZ shall be increased by interest deferrals as provided in Section 4.08.  The Uncertificated Principal Balance of each REMIC Regular Interest that has an Uncertificated Principal Balance shall never be less than zero.  REMIC 2 Regular Interest LT2AIO will not have an Uncertificated Principal Balance.

“Uncertificated REMIC 1 Pass-Through Rate”:  With respect to REMIC 1 Regular Interest LT1A and REMIC 1 Regular Interest LT1B, the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans, weighted on the Principal Balances of such Mortgage Loans.

“Uncertificated REMIC 2 Pass-Through Rate”:  With respect to a REMIC 2 Regular Interest (other than REMIC 2 Regular Interest LT2AIO) and each Distribution Date, a per annum rate equal to the weighted average of (x) the Uncertificated REMIC 1 Pass-Through Rate with respect to REMIC 1 Regular Interest LT1A for such Distribution Date and (y) the excess, if any, of (i) the Uncertificated REMIC 1 Pass-Through Rate with respect to REMIC 1 Regular Interest LT1B for such Distribution Date over (ii) the applicable Class A-IO Rate, weighted on the basis of the Uncertificated Principal Balance of (x) REMIC 1 Regular Interest LT1A and (y) REMIC 1 Regular Interest LT1B, respectively.  With respect to REMIC 2 Regular Interest LT2-AIO, the Class AIO Rate.

“Underwriters”: Wachovia Securities, Inc., Greenwich Capital Markets, Inc. and Blaylock & Partners, L.P., as underwriters with respect to the Publicly-Offered Certificates.

“United States Person” or “U.S. Person”:  (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise) or (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust.  Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

“Unpaid Realized Loss Amount”:  For any Class AV-1, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class B-1, Class B-2, Class B-3, Class M- 1 and Class M-2 Certificates and as to any Distribution Date, the excess of (x) the aggregate Applied Realized Loss Amounts applied with respect to such Class for all prior Distribution Dates over (y) the aggregate Realized Loss Amortization Amounts with respect to such Class for all prior Distribution Dates.

“VA”:  The United States Department of Veterans Affairs.

“VA Approved Lender”:  Those institutions that are approved by the VA to act as servicer and mortgagee of record pursuant to VA Regulations.

“VA Guaranty Agreements”:  With respect to a VA Loan, the agreements evidencing the guaranty of such Mortgage Loan by the VA.

“VA Loan”:  A Mortgage Loan guaranteed by the VA.

“VA Regulations”:  Any and all regulations promulgated by the VA under the Servicemen’s Readjustment Act of 1944, as amended.

“Value”:  With respect to any Mortgaged Property, the value thereof as determined by an independent appraisal made at the time of the origination of the related Mortgage Loan or the sale price, if the appraisal is not available; except that, with respect to any Mortgage Loan that is a purchase money mortgage loan, the lesser of (i) the value thereof as determined by an independent appraisal made at the time of the origination of such Mortgage Loan, if any, and (ii) the sales price of the related Mortgaged Property.

“Variable Rate Certificates”:  The Class AV-1, Class AF-1, Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates.

“Voting Rights”:  The portion of the voting rights of all of the Certificates which is allocated to any Certificate.  The Voting Rights allocated among Holders of the Offered Certificates (other than the Class A-IO Certificates) and the Class B-3 Certificates shall be 98%, and shall be allocated among each such Class according to the fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of all the Certificates of such Class then outstanding and the denominator of which is the aggregate Certificate Principal Balance of all the Offered Certificates and the Class B-3 Certificates then outstanding.  The Voting Rights allocated to each such Class of Certificates shall be allocated among all holders of each such Class in proportion to the outstanding Certificate Principal Balance of such Certificates; provided, however, that any Certificate registered in the name of the Servicer, the Depositor, the Trustee or any of its respective affiliates shall not be included in the calculation of Voting Rights; provided that only such Certificates as are known by a Responsible Officer of the Trustee to be so registered will be so excluded.  The percentage of all the Voting Rights allocated among the Holders of the Class X Certificate shall be 2%.  The Class A-IO, Class N and Residual Certificates shall have no Voting Rights.  Notwithstanding any of the foregoing, on any date on which any Guaranteed Certificates are outstanding or any amounts are owed to the Guarantor under this Agreement, all of the Voting Rights allocated to the Guaranteed Certificates shall be vested in the Guarantor.

“WAC Excess”:  With respect to any Distribution Date, any amount payable on such Distribution Date on a Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AV-1, Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificate in excess of the amount payable on such Distribution Date on the regular interest in REMIC 3 corresponding to such Class.

“Weighted Average Net Mortgage Rate”:  The weighted average (based on Principal Balance as of the first day of the related Collection Period or, in the case of the first Distribution Date, the Cut-Off Date) of the Net Mortgage Interest Rates of the Mortgage Loans, expressed as an annual rate and calculated on the basis of twelve months consisting of 30 days each and a 360 day year.

“Written Order to Authenticate”:  A written order by which the Depositor directs the Trustee to execute, authenticate and deliver the Certificates.

Section  1.02

Accounting.

Unless otherwise specified herein, for the purpose of any definition or calculation, whenever amounts are required to be netted, subtracted or added or any distributions are taken into account such definition or calculation and any related definitions or calculations shall be determined without duplication of such functions.

Section  1.03

Allocation of Certain Interest Shortfalls.

For purposes of calculating the amount of the Accrued Certificate Interest for the Class AV-1 Certificates, the Class A-IO Certificates, the Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates and the Class X/N Interest for any Distribution Date, (1) the aggregate amount of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, among the Class X/N Interest on a pro rata basis based on, and to the extent of, one month’s interest at the then applicable Pass-Through Rate on the Notional Amount thereof and, thereafter, among the Offered Certificates and the Class B-3 Certificates on a pro rata basis based on, and to the extent of, one month’s interest at the then applicable respective Pass-Through Rate on the respective Certificate Principal Balance or Notional Amount of each such Certificate and (2) the aggregate amount of any Realized Losses and LIBOR Carryover Amounts incurred for any Distribution Date shall be allocated among the Class X/N Interest on a pro rata basis based on, and to the extent of, one month’s interest at the then applicable Pass-Through Rate on the Notional Amount thereof.

For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC 1 Regular Interests for any Distribution Date, the aggregate amount of any Prepayment Interest Shortfalls and any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first to the REMIC 1 Regular Interest LT1A and then to REMIC 1 Regular Interest LT1B, in each case to the extent of one month’s interest at the then applicable respective Uncertificated REMIC 1 Pass-Through Rate on the respective Uncertificated Principal Balance of each such Uncertificated REMIC 1 Interest.

For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC 2 Regular Interests for any Distribution Date, the aggregate amount of any Prepayment Interest Shortfalls and any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated among the REMIC 2 Regular Interests pro rata based on, and to the extent of, the amount of interest otherwise accrued on each such Uncertificated REMIC 2 Regular Interest for such Distribution Date.

For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC 2 Regular Interests for any Distribution Date, the aggregate amount of any Prepayment Interest Shortfalls and any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated to the Class B-3 Interest to the extent allocated to the Class B-3 Certificates and to the Class X/N Certificates to the extent allocated to the Class X/N Interest.

ARTICLE II.

CONVEYANCE OF MORTGAGE LOANS;

ORIGINAL ISSUANCE OF CERTIFICATES

Section  2.01

Conveyance of Mortgage Loans.

The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee, on behalf of the Trust, without recourse for the benefit of the Certificateholders and the Guarantor all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to (i) each Mortgage Loan identified on the Mortgage Loan Schedule, including the related Cut-off Date Principal Balance, all interest accruing thereon after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date; (ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies (including the PMI Policy) in respect of the Mortgage Loans; (iv) the rights of the Depositor under the Mortgage Loan Purchase Agreement; (v) all other assets included or to be included in the Trust Fund; and (vi) all proceeds of any of the foregoing; provided, however, so long as the Servicer is an FHA Approved Mortgagee, the Commissioner of HUD shall have no obligation to recognize or deal with any person other than the Servicer with respect to FHA Insurance.  Such assignment includes all interest and principal due to the Depositor or the Servicer after the Cut off Date with respect to the Mortgage Loans.

In connection with such transfer and assignment, the Seller, on behalf of the Depositor, does hereby deliver to, and deposit with the Trustee, or its designated agent (the “Custodian”), the following documents or instruments with respect to each Mortgage Loan (a “Mortgage File”) so transferred and assigned:

(i)

the original Mortgage Note, endorsed either (A) in blank or (B) in the following form:  “Pay to the order of U.S. Bank National Association, as Trustee under the Pooling and Servicing Agreement, dated as of August 1, 2002, among Credit-Based Asset Servicing and Securitization LLC, Residential Asset Funding Corporation, Litton Loan Servicing LP and U.S. Bank National Association, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB4, without recourse,” or with respect to any lost Mortgage Note, an original Lost Note Affidavit, together with a copy of the related Mortgage Note;

(ii)

the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording;

(iii)

an original Assignment of Mortgage, in form and substance acceptable for recording.  The Mortgage shall be assigned either (A) in blank or (B) to “U.S. Bank National Association, as Trustee under the Pooling and Servicing Agreement, dated as of August 1, 2002, among Credit-Based Asset Servicing and Securitization LLC, Residential Asset Funding Corporation, Litton Loan Servicing LP and U.S. Bank National Association, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB4, without recourse”;

(iv)

an original copy of any intervening assignment of Mortgage showing a complete chain of assignments;

(v)

the original or a certified copy of lender’s title insurance policy (except with respect to any Group II Mortgage Loan set forth on Exhibit D-2);

(vi)

the original or copies of each assumption, modification, written assurance or substitution agreement, if any;

(vii)

for each FHA Loan, the original Mortgage Insurance Certificate;

(viii)

for each VA Loan, the original Loan Guaranty Certificate; and

(ix)

for each Mortgage Loan subject to a Primary Insurance Policy, the original or a copy of the mortgage insurance certificate.

The Servicer shall within 90 days following the Closing Date, with respect to each Group II Mortgage Loan that is subject to the provisions of the Homeownership and Equity Protection Act of 1994 (“HOEPA”) place a legend on the original Mortgage Note indicating the satisfaction of the provisions of such Act and the regulations issued thereunder, to the effect that the Mortgage Loan is subject to special truth in lending rules.  Notwithstanding the foregoing, none of the Group I Mortgage Loans is subject to HOEPA.

If, with respect to any Group II Mortgage Loan, the original lender’s title insurance policy, or a certified copy thereof, was not delivered pursuant to Section 2.01(v) above, the Seller shall deliver or cause to be delivered to the Trustee or the Custodian, the original or a copy of a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company or an original attorney’s opinion of title, with the original or a certified copy thereof to be delivered to the Trustee or the Custodian, promptly upon receipt thereof.

If any of the documents referred to in Section 2.01(ii), (iii) or (iv) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trustee or the Custodian no later than the Closing Date, of a copy of each such document certified by the Seller in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Seller, delivery to the Trustee or the Custodian, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original.  The Seller shall deliver or cause to be delivered to the Trustee or the Custodian promptly upon receipt thereof any other documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the Seller shall have 120 days to cure such defect or 150 days following the Closing Date, in the case of missing Mortgages or Assignments or deliver such missing document to the Trustee or the Custodian.  If the Seller does not cure such defect or deliver such missing document within such time period, the Seller shall either repurchase or substitute for such Mortgage Loan in accordance with Section 2.03.

The Servicer shall cause the Assignments of Mortgage which were delivered in blank to be completed and shall cause all Assignments referred to in Section 2.01(iii) hereof and, to the extent necessary, in Section 2.01(iv) hereof to be recorded.  The Servicer shall be required to deliver such assignments for recording within 30 days of the Closing Date.  The Servicer shall furnish the Trustee, or its designated agent, with a copy of each Assignment of Mortgage submitted for recording.  In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Servicer shall promptly have a substitute Assignment prepared or have such defect cured, as the case may be, and thereafter cause each such Assignment to be duly recorded.  In the event that any Mortgage Note is endorsed in blank as of the Closing Date, promptly following the Closing Date the Servicer shall cause to be completed such endorsements “Pay to the order of U.S. Bank National Association, as Trustee under the Pooling and Servicing Agreement, dated as of August 1, 2002, among Credit-Based Asset Servicing and Securitization LLC, Residential Asset Funding Corporation, Litton Loan Servicing LP and U.S. Bank National Association, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB4, without recourse.”

The Servicer shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within two weeks of their execution, provided, however, that the Servicer shall provide the Custodian with a certified true copy of any such document submitted for recordation within two weeks of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 270 days of its submission for recordation.  In the event that the Servicer cannot provide a copy of such document certified by the public recording office within such 270 day period, the Servicer shall deliver to the Custodian, within such 270 day period, an Officers’ Certificate of the Servicer which shall (A)(identify the recorded document, (B) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (C) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation if known, and (D) specify the date the applicable recorded document is expected to be delivered to the Custodian, and, upon receipt of a copy of such document certified by the public recording office, the Servicer shall immediately deliver such document to the Custodian.  In the event the appropriate public recording office will not certify as to the accuracy of such document, the Servicer shall deliver a copy of such document certified by an officer of the Servicer to be a true and complete copy of the original to the Custodian.

The Depositor herewith delivers or causes to be delivered to the Trustee and the Guarantor executed copies of the Mortgage Loan Purchase Agreement and a list of Mortgage Loans covered by a Primary Insurance Policy or the PMI Policy.

The Depositor does hereby deliver to, and deposit with the Trustee, $1,000 cash for deposit into the LIBOR Carryover Reserve Account and $1,000 cash for deposit into the Class AF-1 Interest Rate Cap Account, for the uses and purposes set forth herein, and the Trustee hereby acknowledges receipt of the same.

Section  2.02

Acceptance by the Trustee.

The Trustee acknowledges the receipt of, subject to the provisions of Section 2.01 and subject to the review described below and any exceptions noted on the exception report described in the next paragraph below, the documents referred to in Section 2.01 above and all other assets included in the definition of “Trust Fund” and declares that it holds and will hold such documents and the other documents delivered to it constituting a Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of “Trust Fund” in trust for the exclusive use and benefit of all present and future Certificateholders and the Guarantor.

The Trustee agrees to execute and deliver (or cause the Custodian to execute and deliver) to the Depositor and the Guarantor on or prior to the Closing Date an acknowledgment of receipt of the original Mortgage Note (with any exceptions noted), substantially in the form attached as Exhibit F-3 hereto.

The Trustee agrees, for the benefit of the Certificateholders and the Guarantor, to review (or cause the Custodian to review) each Mortgage File within 60 days after the Closing Date (or, with respect to any document delivered after the Startup Day, within 60 days of receipt and with respect to any Eligible Substitute Mortgage, within 60 days after the assignment thereof) and to certify (or cause the Custodian to certify) in substantially the form attached hereto as Exhibit F-1 that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents required to be delivered to it pursuant to Section 2.01 of this Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (1), (2), (5) and (13) of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File.  It is herein acknowledged that, in conducting such review, the Trustee (or the Custodian, as applicable) is under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

Within 270 days of the Closing Date, the Trustee shall deliver (or cause the Custodian to deliver) to the Depositor, the Guarantor and the Servicer a final certification in the form annexed hereto as Exhibit F-2 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Trustee (or the Custodian, as applicable) finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Trustee, upon its notification by the Custodian, if applicable, shall so notify the Seller, the Depositor, the Guarantor and the Servicer.  In addition, upon the discovery by the Seller, Depositor, the Trustee, the Guarantor or the Servicer (or upon receipt by the Trustee of written notification of such breach) of a breach of any of the representations and warranties made by the Seller in the related Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the related Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

The Depositor and the Trustee intend that the assignment and transfer herein contemplated constitute a sale of the Mortgage Loans and the Related Documents, conveying good title thereto free and clear of any liens and encumbrances, from the Depositor to the Trustee and that such property not be part of the Depositor’s estate or property of the Depositor in the event of any insolvency by the Depositor.  In the event that such conveyance is deemed to be, or to be made as security for, a loan, the parties intend that the Depositor shall be deemed to have granted and does hereby grant to the Trustee, on behalf of the Trust, a first priority perfected security interest in all of the Depositor’s right, title and interest in and to the Mortgage Loans and the Related Documents, and that this Agreement shall constitute a security agreement under applicable law.

Section  2.03

Repurchase or Substitution of Mortgage Loans by the Seller.

(a)

Upon discovery or receipt of written notice of any materially defective document in, or that a document is missing from, a Mortgage File or of the breach by the Seller of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement, the Side Letter or in Section 2.04 in respect of any Mortgage Loan which materially adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders or the Guarantor (it being understood that with respect to the representations and warranties set forth in Sections 3.01 and 3.02 of the Mortgage Loan Purchase Agreement and in the Side Letter, a breach of any such representation shall be deemed to materially adversely affect the interests of the Guarantor), the Trustee (or the Custodian, as applicable) shall promptly notify the Seller, the Guarantor and the Servicer of such defect, missing document or breach and request that the Seller deliver such missing document or cure such defect or breach within 120 days or 150 days following the Closing Date, in the case of missing Mortgages or Assignments from the date the Seller was notified of such missing document, defect or breach, and if the Seller does not deliver such missing document or cure such defect or breach in all material respects during such period, the Trustee shall enforce the Seller’s obligation under the Mortgage Loan Purchase Agreement and the Side Letter and inform the Seller of its obligation to repurchase such Mortgage Loan from the Trust Fund at the Purchase Price on or prior to the Determination Date following the expiration of such 120 day period (subject to Section 2.03(e)); provided that, in connection with any such breach that could not reasonably have been cured within such 120 day or 150 day period, if the Seller shall have commenced to cure such breach within such 120 day or 150 day period, the Seller shall be permitted to proceed thereafter diligently and expeditiously to cure the same within the additional period provided under the Mortgage Loan Purchase Agreement.  The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Collection Account, and the Trustee, upon receipt of written certification from the Servicer of such deposit, shall release to the Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as the Seller shall furnish to it and as shall be necessary to vest in the Seller any Mortgage Loan released pursuant hereto and the Trustee shall have no further responsibility with regard to such Mortgage File.  In lieu of repurchasing any such Mortgage Loan as provided above, the Seller may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Defective Mortgage Loan) and substitute one or more Eligible Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(d).  It is understood and agreed that the obligation of the Seller to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders and the Guarantor.

(b)

A Mortgage Loan that has an Arrearage cannot be substituted for a Mortgage Loan that does not have an Arrearage.

(c)

Within 90 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in Section 2.05 which materially and adversely affects the interests of the Certificateholders or the Guarantor in any Mortgage Loan, the Servicer shall cure such breach in all material respects.

(d)

Any substitution of Eligible Substitute Mortgage Loans for Defective Mortgage Loans made pursuant to Section 2.03(a) must be effected prior to the last Business Day that is within two years after the Closing Date.  As to any Defective Mortgage Loan for which the Seller substitutes a Eligible Substitute Mortgage Loan or Loans, such substitution shall be effected by the Seller delivering to the Trustee, for such Eligible Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01, together with an Officers’ Certificate providing that each such Eligible Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Adjustment Amount (as described below), if any, in connection with such substitution.  The Trustee shall acknowledge receipt for such Eligible Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, shall review such documents as specified in Section 2.02 and deliver (or cause the Custodian to deliver) to the Servicer and the Guarantor, with respect to such Eligible Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit F-1, with any applicable exceptions noted thereon.  Within one year of the date of substitution, the Trustee shall deliver (or cause the Custodian to deliver) to the Servicer and the Guarantor a certification substantially in the form of Exhibit F-2 hereto with respect to such Eligible Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon.  Monthly Payments due with respect to Eligible Substitute Mortgage Loans in the month of substitution are not part of the Trust Fund and will be retained by the Seller.  For the month of substitution, distributions to Certificateholders will reflect the collections and recoveries in respect of such Defective Mortgage Loan in the Collection Period preceding the month of substitution and the Depositor or the Seller, as the case may be, shall thereafter be entitled to retain all amounts subsequently received in respect of such Defective Mortgage Loan.  With respect to Group I Mortgage Loans only, the Seller shall give or cause to be given written notice to the Guarantor not less than 10 Business Days prior to the related Determination Date of its intention to effect such substitution, and if such notice from the Seller to the Guarantor shall contain all information that the Guarantor may require to conduct its due diligence evaluation of each mortgage loan proposed to be substituted (including the complete and final data file of each such mortgage loan), then the Guarantor shall grant or withhold its approval of the mortgage loans proposed to be substituted not less than 3 Business Days prior to such Determination Date.  The Seller shall give or cause to be given written notice to the Certificateholders and the Guarantor that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Defective Mortgage Loan from the terms of this Agreement and the substitution of the Eligible Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Guarantor, the Trustee and the Custodian.  Upon such substitution, such Eligible Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement and, in the case of a substitution effected by the Seller, the Mortgage Loan Purchase Agreement, including, in the case of a substitution effected by the Seller all applicable representations and warranties thereof included in the Mortgage Loan Purchase Agreement and all applicable representations and warranties thereof set forth in Section 2.04, in each case as of the date of substitution.

For any month in which the Seller substitutes one or more Eligible Substitute Mortgage Loans for one or more Defective Mortgage Loans, the Servicer will determine the amount (the “Substitution Adjustment Amount”), if any, by which the aggregate Purchase Price of all such Defective Mortgage Loans exceeds the aggregate, as to each such Eligible Substitute Mortgage Loan, of the principal balance thereof as of the date of substitution, together with one month’s interest on such principal balance at the applicable Mortgage Interest Rate net of the Servicing Fee Rate.  On the date of such substitution, the Seller will deliver or cause to be delivered to the Servicer for deposit in the Collection Account an amount equal to the Substitution Adjustment Amount, if any, and the Trustee, upon receipt of the related Eligible Substitute Mortgage Loan or Loans and certification by the Servicer of such deposit, shall release to the Seller the related Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as the Seller shall deliver to it and as shall be necessary to vest therein any Defective Mortgage Loan released pursuant hereto.

In addition, the Seller shall obtain at its own expense and deliver to the Trustee and the Guarantor an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on “prohibited transactions” under Section 860F(a)(l) of the Code or on “contributions after the startup date” under Section 860G(d)(l) of the Code, or (b) any REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.  If such Opinion of Counsel can not be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.

(e)

Upon discovery by the Seller, the Servicer, the Guarantor or the Trustee that any Mortgage Loan does not constitute a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties.  In connection therewith, the Seller shall repurchase or, subject to the limitations set forth in Section 2.03(d), substitute one or more Eligible Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan.  In addition, upon discovery that a Mortgage Loan is defective in a manner that would cause it to be a “defective obligation” within the meaning of Treasury regulations relating to REMICs, the Seller shall cure the defect or make the required purchase or substitution no later than 90 days after the discovery of the defect.  Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.03(a), if made by the Seller.  The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the functions of the Trustee with respect to the custody, acceptance, inspection and release of the Mortgage Files pursuant to Sections 2.01, 2.02 and 2.03 and preparation and delivery of the certifications in the form of Exhibit F-1, Exhibit F-2 and Exhibit F-3 shall be performed by the Custodian pursuant to the terms and conditions of the Custodial Agreement.  The fees and expenses of the Custodian shall be paid by the Servicer.

Section  2.04

Representations and Warranties of the Seller with Respect to the Mortgage Loans.

The Seller hereby represents and warrants to the Guarantor and the Trustee for the benefit of the Certificateholders and the Depositor that as of the Closing Date or as of such other date specifically provided herein:

(a)

The representations and warranties made by the Seller pursuant to Section 3.01 of the Mortgage Loan Purchase Agreement are hereby being made to the Guarantor and the Trustee and are true and correct as of the Closing Date.

(b)

Any written agreement between the Mortgagor in respect of a Mortgage Loan and the Servicer modifying such Mortgagor’s obligation to make payments under the Mortgage Loan (such modified Mortgage Loan, a “Modified Mortgage Loan”) involved the application of the Seller’s underwriting standards or some assessment of the Mortgagor’s ability to repay the Modified Mortgage Loan, and if covered by the PMI Policy complies with the requirements of the PMI Policy.

With respect to the representations and warranties set forth in this Section 2.04 that are made to the best of the Seller’s knowledge or as to which the Seller has no knowledge, if it is discovered by the Depositor, the Seller, the Servicer, the Guarantor, the Trustee or the Custodian that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of the Certificateholders or the Guarantor then, notwithstanding the Seller’s lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

Upon discovery by the Depositor, the Seller, the Servicer, the Guarantor, the Trustee or the Custodian of a breach of any of the representations and warranties contained in this Section that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Certificateholders or the Guarantor, the party discovering the breach shall give prompt written notice to the others and the Guarantor, and in no event later than two Business Days from the date of such discovery.  Within ninety days of its discovery or its receipt of notice of any such missing or materially defective documentation or any such breach of a representation or warranty, the Seller shall promptly deliver such missing document or cure such defect or breach in all material respects, or in the event such defect or breach cannot be cured, the Seller shall repurchase the affected Mortgage Loan or cause the removal of such Mortgage Loan from the Trust Fund and substitute for it one or more Eligible Substitute Mortgage Loans, in either case, in accordance with Section 2.03.

It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee and shall inure to the benefit of the Certificateholders, the Guarantor and the Depositor notwithstanding any restrictive or qualified endorsement or assignment.  It is understood and agreed that the obligations of the Seller set forth in Section 2.03(a) to cure, substitute for or repurchase a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement constitute the sole remedies available to the Depositor, the Guarantor and to the Certificateholders or to the Trustee on their behalf respecting a breach of the representations and warranties contained in this Section 2.04.

Section  2.05

Representations, Warranties and Covenants of the Servicer.

The Servicer hereby represents, warrants and covenants to the Trustee, for the benefit of the Certificateholders and the Guarantor and to the Depositor that as of the Closing Date or as of such date specifically provided herein:

(i)

The Servicer is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has all licenses necessary to carry on its business as now being conducted, except for such licenses, certificates and permits the absence of which, individually or in the aggregate, would not have a material adverse effect on the ability of the Servicer to conduct its business as it is presently conducted, and is licensed, qualified and in good standing in the states where the Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer or to ensure the enforceability or validity of each Mortgage Loan; the Servicer has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable bankruptcy, insolvency, reorganization, moratorium, general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), public policy considerations underlying the securities laws, to the extent that such policy considerations limit the enforceability of provisions of this Agreement, if any, which purport to provide indemnification from securities laws liabilities, or other similar laws affecting the enforcement of creditors’ rights generally; and all requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

(ii)

The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the certificate of formation or the partnership agreement of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

(iii)

The Servicer is an approved seller/servicer of conventional mortgage loans for Freddie Mac, and is an FHA Approved Mortgagee in good standing to service mortgages, is a VA Approved Lender and has not been suspended as a mortgagee or servicer by the FHA or VA and has the facilities, procedures and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans.  The Servicer is, and shall remain for as long as it is servicing the Mortgage Loans hereunder, in good standing as a FHA Approved Mortgagee and a VA Approved Lender and to service mortgage loans for HUD or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with HUD, Freddie Mac, FHA or VA eligibility requirements or which would require notification to any of HUD, Fannie Mae, Freddie Mac, FHA or VA;

(iv)

This Agreement, and all documents and instruments contemplated hereby which are executed and delivered by the Servicer, constitute and will constitute valid, legal and binding obligations of the Servicer, enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy laws and general principles of equity;

(v)

The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(vi)

There is no action, suit, proceeding or investigation pending or, to its knowledge, threatened against the Servicer that, either individually or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or that would draw into question the validity or enforceability of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or that would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

(vii)

No consent, approval or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained;

(viii)

Neither this Agreement nor any information, certificate of an officer, statement furnished in writing or report delivered to the Trustee or Guarantor by the Servicer in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and

(ix)

For each Mortgage Loan, the Servicer will accurately and fully report, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to each of Equifax, Transunion and Experian (the “Credit Repositories”) on a monthly basis.

It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the Mortgage Files to the Trustee and shall inure to the benefit of the Trustee, the Depositor, the Guarantor and the Certificateholders.  Upon discovery by any of the Depositor, the Servicer, the Seller, the Guarantor or the Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Certificateholders or the Guarantor, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties and the Guarantor hereto.

Section  2.06

Representations and Warranties of the Depositor.

The Depositor represents and warrants to the Guarantor, the Trust and the Trustee on behalf of the Certificateholders as follows:

(i)

This agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

(ii)

Immediately prior to the sale and assignment by the Depositor to the Trustee on behalf of the Trust of each Mortgage Loan, the Depositor had good and marketable title to each Mortgage Loan (insofar as such title was conveyed to it by the Seller) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

(iii)

As of the Closing Date, the Depositor has transferred all right, title interest in the Mortgage Loans to the Trustee on behalf of the Trust;

(iv)

The Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors;

(v)

The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of North Carolina, with full corporate power and authority to own its assets and conduct its business as presently being conducted;

(vi)

The Depositor is not in violation of its articles of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Depositor is a party or by which it or its properties may be bound, which default might result in any material adverse changes in the financial condition, earnings, affairs or business of the Depositor or which might materially and adversely affect the properties or assets, taken as a whole, of the Depositor;

(vii)

The execution, delivery and performance of this Agreement by the Depositor, and the consummation of the transactions contemplated thereby, do not and will not result in a material breach or violation of any of the terms or provisions of, or, to the knowledge of the Depositor, constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor is subject, nor will such actions result in any violation of the provisions of the articles of incorporation or by-laws of the Depositor or, to the best of the Depositor’s knowledge without independent investigation, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets (except for such conflicts, breaches, violations and defaults as would not have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement);

(viii)

To the best of the Depositor’s knowledge without any independent investigation, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States or any other jurisdiction is required for the issuance of the Certificates, or the consummation by the Depositor of the other transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as (a) may be required under State securities or Blue Sky laws, (b) have been previously obtained or (c) the failure of which to obtain would not have a material adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement; and

(ix)

There are no actions, proceedings or investigations pending before or, to the Depositor’s knowledge, threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject:  (a) which if determined adversely to the Depositor would have a material adverse effect on the business, results of operations or financial condition of the Depositor; (b) asserting the invalidity of this Agreement or the Certificates; (c) seeking to prevent the issuance of the Certificates or the consummation by the Depositor of any of the transactions contemplated by this Agreement, as the case may be; (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

Section  2.07

Representations and Warranties of the Seller.

The Seller hereby represents and warrants to the Guarantor, the Trust and the Trustee on behalf of the Certificateholders that as of the Closing Date or as of such date specifically provided herein:

(i)

The Seller is duly organized, validly existing and in good standing as a limited liability company under the laws of the State of Delaware and has the power and authority to own its assets and to transact the business in which it is currently engaged.  The Seller is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on (a) its business, properties, assets or condition (financial or other), (b) the performance of its obligations under this Agreement, (c) the value or marketability of the Mortgage Loans, or (d) its ability to foreclose on the related Mortgaged Properties.

(ii)

The Seller has the power and authority to make, execute, deliver and perform this Agreement and to consummate all of the transactions contemplated hereunder and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.  When executed and delivered, this Agreement will constitute the Seller’s legal, valid and binding obligations enforceable in accordance with its terms, except as enforcement of such terms may be limited by (1) bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies, (2) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (3) public policy considerations underlying the securities laws, to the extent that such policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from securities laws liabilities.

(iii)

The Seller holds all necessary licenses, certificates and permits from all governmental authorities necessary for conducting its business as it is presently conducted, except for such licenses, certificates and permits the absence of which, individually or in the aggregate, would not have a material adverse effect on the ability of the Seller to conduct its business.  It is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations as shall have been obtained or filed, as the case may be, prior to the Closing Date.

(iv)

The execution, delivery and performance of this Agreement by the Seller will not conflict with or result in a breach of, or constitute a default under, any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any of its properties or any provision of its Limited Liability Company Agreement, or constitute a material breach of, or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to any mortgage, indenture, contract or other agreement to which it is a party or by which it may be bound.

(v)

No certificate of an officer, written statement or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

(vi)

The transactions contemplated by this Agreement are in the ordinary course of the Seller’s business.

(vii)

The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Mortgage Loans to the Depositor, nor is the Seller aware of any pending insolvency.

(viii)

The Seller is not in violation of, and the execution and delivery of this Agreement by it and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to any order or decree of any court, or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the Seller’s condition (financial or otherwise) or operations or any of the Seller’s properties, or materially and adversely affect the performance of any of its duties hereunder.

(ix)

There are no actions or proceedings against, or investigations of, the Seller pending or, to its knowledge, threatened, before any court, administrative agency or other tribunal (i) that, if determined adversely, would prohibit the Seller from entering into this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) that, if determined adversely, would prohibit or materially and adversely affect the Seller’s performance of any of its respective obligations under, or the validity or enforceability of, this Agreement.

(x)

The Seller did not transfer the Mortgage Loans to the Depositor with any intent to hinder, delay or defraud any of its creditors.

(xi)

The Seller acquired title to the Mortgage Loans in good faith, without notice of any adverse claims.

(xii)

The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller to the Depositor are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

Section  2.08

Covenants of the Seller.

(a)

The Seller hereby covenants that except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any Mortgage Loan, or any interest therein; the Seller will notify the Trustee, as assignee of the Depositor, and the Guarantor of the existence of any lien on any Mortgage Loan immediately upon discovery thereof, and the Seller will defend the right, title and interest of the Trust, as assignee of the Depositor, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 2.09 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

(b)

The Seller hereby covenants that neither it nor any Affiliate of the Seller will directly solicit any Mortgagor hereunder to refinance the related Mortgage Loan.  For the purposes of the foregoing, none of the Seller, any Affiliate of the Seller or anyone acting on the Seller’s behalf, shall be deemed to directly solicit any Mortgagor if the Seller responds to a request from a Mortgagor regarding a refinancing or if the Mortgagor receives marketing materials which are generally disseminated.

Section  2.09

Conveyance of REMIC 1 Regular Interests and Acceptance of REMIC 1 by the Trustee; Issuance of Certificates.

(a)

The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the assets described in the definition of REMIC 1 for the benefit of the holders of the REMIC 1 Regular Interests (which are uncertificated) and the Class R Certificates (in respect of the Class R-1 Interest). The Trustee acknowledges receipt of the assets described in the definition of REMIC 1 and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC 1 Regular Interests and the Class R Certificates (in respect of the Class R-1 Interest). The interests evidenced by the Class R-1 Interest, together with the REMIC 1 Regular Interests, constitute the entire beneficial ownership interest in REMIC 1.

(b)

The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC 1 Regular Interests for the benefit of the holders of the REMIC 2 Regular Interests (which are uncertificated) and the Class R Certificates (in respect of the Class R-2 Interest). The Trustee acknowledges receipt of the REMIC 1 Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC 2 Regular Interests and the Class R Certificates (in respect of the Class R-2 Interest). The interests evidenced by the Class R-2 Interest, together with the REMIC 2 Regular Interests, constitute the entire beneficial ownership interest in REMIC 2.

(c)

The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC 2 Regular Interests (which are uncertificated) for the benefit of the Holders of the Regular Certificates and the Class R Certificates (in respect of the Class R-3 Interest). The Trustee acknowledges receipt of the REMIC 2 Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of the Holders of the Regular Certificates and the Class R Certificates (in respect of the Class R-3 Interest). The interests evidenced by the Class R-3 Interest, together with the Regular Certificates, constitute the entire beneficial ownership interest in REMIC 3.

(d)

Concurrently with (i) the assignment and delivery to the Trustee of REMIC 1 and the acceptance by the Trustee thereof, pursuant to Section 2.01 and Section 2.02, (ii) the assignment and delivery to the Trustee of REMIC 2 (including the Residual Interest therein represented by the Class R-2 Interest) and the acceptance by the Trustee thereof, pursuant to Section 2.10(b), (iii) the assignment and delivery to the Trustee of REMIC 3 (including the Residual Interest therein represented by the Class R-3 Interest) and the acceptance by the Trustee thereof, pursuant to Section 2.10(c), the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Class R Certificates in authorized denominations evidencing the Class R-1 Interest, the Class R-2 Interest and the Class R-3 Interest, the Class AV-1 Certificates, the Class A-IO Certificates, the Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Interest and the Class X/N Interest.

Section  2.10

Reserved.

Section  2.11

Conveyance of Class B-3 Interest and Acceptance of REMIC 4 by the Trustee; Issuance of the Class B-3 Certificates.

(a)

The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the Class B-3 Interest for the benefit of the holders of the Class B-3 Certificates. The Trustee acknowledges receipt of the Class B-3 Interest (which is uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the Class B-3 Certificates. The Class R-4 Certificates, together with the Class B-3 Certificates, constitute the entire beneficial ownership interest in REMIC 4.

(b)

In exchange for the Class B-3 Interest and, concurrently with the assignment to the Trustee thereof, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the Class B-3 Certificates in authorized denominations evidencing (together with the Class R-4 Certificates) the entire beneficial ownership interest in REMIC 4.

(c)

Concurrently with (i) the assignment and delivery to the Trustee of REMIC 4 (including the Residual Interest therein represented by the Class R-4 Certificates) and the acceptance by the Trustee thereof, pursuant to Section 2.12(b), the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Class R-4 Certificates.

Section  2.12

Conveyance of Class X/N Interest and Acceptance of REMIC 5 by the Trustee; Issuance of the Class X/N Certificates.

(a)

The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the Class X/N Interest for the benefit of the holders of the Class X/N Certificates. The Trustee acknowledges receipt of the Class X/N Interest (which is uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the Class X/N Certificates. The Class R-5 Certificates, together with the Class X Certificates, constitute the entire beneficial ownership interest in REMIC 5.

(b)

Concurrently with (i) the assignment and delivery to the Trustee of REMIC 5 (including the Residual Interest therein represented by the Class R-5 Certificates) and the acceptance by the Trustee thereof, pursuant to Section 2.13(b), the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Class R-5 Certificates.

ARTICLE III.

ADMINISTRATION AND SERVICING

OF THE TRUST FUND

Section  3.01

Servicer to Act as Servicer.

The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and the normal and usual standards of practice of prudent mortgage servicers, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement including, in the case of FHA Loans and VA Loans, taking all actions that a mortgagee is permitted or required to take by the FHA or the VA, as the case may be (the “Servicing Standards”).

Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer’s reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Certificateholders or the Guarantor; provided, however, that the Servicer shall not make future advances and (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) the Servicer shall not permit any modification with respect to any Mortgage Loan that would (i) change the Mortgage Interest Rate, defer or forgive the payment thereof of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal) or extend the final maturity date with respect to such Mortgage Loan (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable, and the Servicer has obtained the prior written consent of the Guarantor), (ii) in the case of FHA Loans and VA Loans, affect the FHA Insurance Contract or VA Guaranty Agreement, as the case may be, with respect to such Mortgage Loan, (iii) affect adversely the status of any REMIC as a REMIC or (iv) cause any REMIC to be subject to a tax on “prohibited transactions” or “contributions” pursuant to the REMIC Provisions.  Notwithstanding the foregoing, the Servicer shall not permit any modification with respect to any Mortgage Loan that would both (x) effect an exchange or reissuance of such Mortgage Loan under Section 1.860G-2(b) of the Treasury Regulations and (y) cause any REMIC constituting part of the Trust Fund to fail to qualify as a REMIC under the Code or the imposition of any tax on “prohibited transactions” or “contributions” after the Startup Day under the REMIC Provisions.  Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of itself, and the Trustee, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property.  The Servicer shall make all required Servicing Advances, and other necessary advances, and shall service and administer the Mortgage Loans in accordance with Applicable Regulations, and shall provide to the Mortgagor any reports required to be provided to them thereby.  If reasonably required by the Servicer, the Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement and the Trustee shall have no liability with respect to any misuse of such power of attorney and shall be indemnified by the Servicer for any costs, liabilities or expenses incurred by the Trustee in connection therewith.

If the PMI Insurer fails to make a payment under the PMI Policy as a result of a breach of the Servicer’s obligations under this Agreement, the Servicer shall, at its sole option, either (i) deposit an amount into the Collection Account equal to the portion of the claim not paid by the PMI Insurer from the Servicer’s own funds without any right of reimbursement or (ii) repurchase the affected Mortgage Loan at the Purchase Price.  Similarly, if, as a result of a breach of the Servicer’s obligations under this Agreement, a Mortgage Loan should lose the benefit on FHA Insurance Contract or VA Guaranty, the Servicer shall, at its sole option, either (i) deposit an amount into the Collection Account equal to the portion that would have been paid under such contract or guaranty or (ii) repurchase the affected Mortgage Loan at the Purchase Price.

In servicing and administering FHA Loans and VA Loans, the Servicer shall comply strictly with the National Housing Act, the FHA Regulations, the Servicemen’s Readjustment Act and the VA Regulations and administrative guidelines issued thereunder or pursuant thereto (insofar as the same apply to any Mortgage Loan) and, to the extent permitted hereunder, promptly discharge all of the obligations of the mortgagee thereunder and under each Mortgage including the timely giving of notices, the essence hereof being that the full benefits of each FHA Insurance Contract and VA Guaranty Agreement inure to the Trustee, on behalf of the Certificateholders and the Guarantor.

In servicing and administering the Mortgage Loans, the Servicer shall employ procedures including collection procedures and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account giving due consideration to accepted mortgage servicing practices of prudent lending institutions, the FHA Insurance Contracts and the VA Guaranty Agreements, where applicable, and the Certificateholders’ and the Guarantor’s reliance on the Servicer.

The Servicer shall give prompt notice to the Guarantor and the Trustee of any action, of which the Servicer has actual knowledge, to (i) assert a claim against the Trust Fund or (ii) assert jurisdiction over the Trust Fund.

Notwithstanding anything in this Agreement to the contrary, in the event of a Principal Prepayment in full of a Mortgage Loan, the Servicer may not waive any prepayment penalty or portion thereof required by the terms of the related Mortgage Note unless (i) the Servicer determines that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such prepayment penalty, or (ii) (A) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors’ rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by applicable law.  In the event of a Principal Prepayment in full with respect to any Mortgage Loan, the Servicer shall deliver to the Guarantor and the Trustee an Officer’s Certificate substantially in the form of Exhibit Q no later than the date on which the Servicer delivers the Remittance Report to the Trustee and the Trustee will make such Officer’s Certificate available on its website to the Class X Certificateholders.  If the Servicer has waived or does not collect all or a portion of a prepayment penalty relating to a Principal Prepayment in full due to any action or omission of the Servicer, other than as provided above, the Servicer shall, within 90 days of the date on which the Principal Prepayment in full is remitted to the Trustee, deliver to the Trustee the amount of such prepayment penalty (or such portion thereof as had been waived for deposit) into the Distribution Account for distribution in accordance with the terms of this Agreement.

The Trustee shall make available on its website to the Guarantor and the Depositor and the owner of the Class N and Class X Certificates, on a monthly basis, a statement setting forth the amounts received with respect to prepayment penalties.

Section  3.02

Collection of Mortgage Loan Payments.

Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will diligently collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy and Applicable Regulations, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account.  Further, the Servicer will take special care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to that end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section  3.03

Realization Upon Defaulted Mortgage Loans.

In the event that any payment due under any Conventional Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Certificateholders.  In the event that any payment due under any FHA Loan becomes delinquent, the Servicer shall take all such actions as are in the best interests of the Certificateholders and permitted under any applicable FHA loss mitigation proceedings, including, but not limited to, requesting the FHA to accept an assignment of such FHA Loan, and, upon the Servicer’s determination that foreclosure is in the best interest of the Certificateholders, commencing foreclosure proceedings.  With respect to each VA Loan, the Servicer shall diligently seek to mitigate losses by utilizing all remedies available in the VA Regulations.  With respect to any defaulted Mortgage Loan, the Servicer shall have the right to review the status of the related forbearance plan and, subject to the second paragraph of Section 3.01, may modify such forbearance plan; including, extending the Mortgage Loan repayment date for a period of one year or reducing the Mortgage Interest Rate up to 50 basis points.

In connection with a foreclosure or other conversion, the Servicer shall exercise such rights and powers vested in it hereunder and use the same degree of care and skill in its exercise as prudent mortgage servicers would exercise or use under the circumstances in the conduct of their own affairs and consistent with Applicable Regulations and the servicing standards set forth in the Freddie Mac Seller/Servicer Guide, including, without limitation, advancing funds for the payment of taxes and insurance premiums with respect to first lien Mortgage Loans.

Notwithstanding the foregoing provisions of this Section 3.03, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall not either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property if, as a result of any such action, the Trustee, the Trust Fund, the Certificateholders or the Guarantor would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards (who shall be acceptable to the Guarantor with respect to the Group I Mortgage Loans), that:

A.

such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Certificateholders and the Guarantor to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

B.

there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Certificateholders and the Guarantor to take such actions with respect to the affected Mortgaged Property.

The cost of the environmental audit report contemplated by this Section 3.03 shall be advanced by the Servicer, subject to the Servicer’s right to be reimbursed therefor from the Collection Account as provided in Section 3.05(ii).

If the Servicer determines as described above, that it is in the best economic interest of the Certificateholders and the Guarantor to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Certificateholders and the Guarantor; provided that such determination shall be made with the Guarantor’s consent in the case of Group I Mortgage Loans.  The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer, subject to the Servicer’s right to be reimbursed therefor from the Collection Account as provided in Section 3.05(ii).

Section  3.04

Collection Account and Distribution Account.

(a)

The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts and a Payment Clearing Account, held in trust for the benefit of the Trustee, the Guarantor and the Certificateholders.  Each Collection Account shall be an Eligible Account.  All funds collected or received by the Servicer shall be deposited initially into a Payment Clearing Account within one Business Day of receipt.

The Servicer shall deposit in the Collection Account on a daily basis within one Business Day of deposit in the Payment Clearing Account, and retain therein, the following payments and collections received or made by it after the Cut-off Date with respect to the Mortgage Loans:

(i)

all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(ii)

all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Interest Rate less the Servicing Fee Rate and the amount required to maintain any related Primary Insurance Policy;

(iii)

all Liquidation Proceeds;

(iv)

all Insurance Proceeds including amounts required to be deposited pursuant to Section 3.10, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer’s normal servicing procedures, the loan documents or applicable law;

(v)

all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Servicer’s normal servicing procedures, the loan documents or applicable law;

(vi)

any amounts required to be deposited by the Servicer in connection with any REO Property pursuant to Section 3.13; and

(vii)

any amounts required to be paid by the Servicer as a result of a breach of the Servicer’s obligations under Section 3.22.

Any interest paid on funds deposited in the Collection Account, subject to Section 3.25, shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Collection Account pursuant to Section 3.05(v).  The foregoing requirements for deposit from the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, prepayment charges that are not prepayment penalties, and assumption fees need not be deposited by the Servicer in the Collection Account.

(b)

On behalf of the Trust Fund and the Trustee, the Trustee shall establish and maintain one or more accounts (such account or accounts, the “Distribution Account”), held in trust for the benefit of the Certificateholders and the Guarantor.  On behalf of the Trust Fund, the Servicer shall deliver to the Trustee in immediately available funds for deposit in the Distribution Account by the close of business New York time on the Servicer Remittance Date, that portion of the Available Funds (calculated without regard to the references in the definition thereof to amounts that may be deposited to the Distribution Account from a different source as provided herein) then on deposit in the Collection Account.

(c)

Funds in the Collection Account and the Distribution Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.25.  The Servicer shall give notice to the Guarantor and the Trustee of the location of the Collection Account maintained by it when established and prior to any change thereof.  The Trustee shall give notice to the Servicer, the Guarantor and the Depositor of the location of the Distribution Account when established and prior to any change thereof.

(d)

In the event the Servicer shall deliver to the Trustee for deposit in the Distribution Account any amount not required to be deposited therein, it may at any time request that the Trustee withdraw such amount from the Distribution Account and remit to the Servicer any such amount, any provision herein to the contrary notwithstanding.  In addition, the Servicer shall deliver to the Trustee from time to time for deposit, and the Trustee shall so deposit, in the Distribution Account in respect of REMIC 1:

(i)

any Advances, as required pursuant to Section 4.07;

(ii)

any Stayed Funds, as soon as permitted by the federal bankruptcy court having jurisdiction in such matters;

(iii)

any prepayment penalties and premiums or amounts in connection with the waiver of such prepayment penalties, in each case required to be deposited pursuant to Section 3.01;

(iv)

any amounts required to be deposited in the Distribution Account pursuant to Sections 2.03, 3.04, 3.15, 3.16, 3.23, 4.07 or 10.01; and

(v)

any amounts required to be deposited by the Servicer pursuant to Section 3.11 in connection with the deductible clause in any blanket hazard insurance policy, such deposit being made from the Servicer’s own funds, without reimbursement therefor.

(e)

Promptly upon receipt of any Stayed Funds, whether from the Servicer, a trustee in bankruptcy, or federal bankruptcy court or other source, the Trustee shall notify the Servicer of such receipt and deposit such funds in the Distribution Account, subject to withdrawal thereof as permitted hereunder.  In addition, the Trustee shall deposit in the Distribution Account any amounts required to be deposited pursuant to Section 3.25 in connection with losses realized on Permitted Investments with respect to funds held in the Distribution Account.

Section  3.05

Permitted Withdrawals From the Collection Account and the Distribution Account.

(a) The Servicer may, from time to time, withdraw from the Collection Account for the following purposes:

(i)

to remit to the Trustee for deposit in the Distribution Account the amounts required to be so remitted pursuant to Section 3.04(b) or permitted to be so remitted pursuant to the first sentence of Section 3.04(d);

(ii)

to reimburse itself for Advances and Servicing Advances; the Servicer’s right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent payments of (a) principal and/or interest respecting which any such Advance was made or (b) Condemnation Proceeds, Insurance Proceeds or Liquidation Proceeds respecting which any such Servicing Advance was made;

(iii)

to reimburse itself for unreimbursed Servicing Advances, any unpaid Servicing Fees and for unreimbursed Advances to the extent that such amounts are deemed to be Nonrecoverable Advances, and to reimburse itself for such amounts to the extent that such amounts are nonrecoverable and unreimbursed from the disposition of REO Property pursuant to Section 3.03 or Section 3.13 hereof;

(iv)

to reimburse itself for any amounts paid pursuant to Section 3.03 (and not otherwise previously reimbursed);

(v)

to pay to itself as servicing compensation (a) any interest earned on funds in the Collection Account (all such interest to be withdrawn monthly not later than each Servicer Remittance Date) and (b) the Servicing Fee from that portion of any payment or recovery as to interest to a particular Mortgage Loan to the extent not retained pursuant to Section 3.04(ii);

(vi)

to pay or reimburse itself or any other party for any amounts payable or paid pursuant to Section 3.26 or Section 6.03 (not otherwise previously reimbursed) up to an amount not to exceed $500,000 for any one calendar year period; and

(vii)

to clear and terminate the Collection Account upon the termination of this Agreement.

The foregoing requirements for withdrawal from the Collection Account shall be exclusive.  In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

(b)

The Trustee shall, from time to time, make withdrawals from the Distribution Account for any of the following purposes, without priority:

(i)

to make distributions in accordance with Section 4.01 and Section 4.02;

(ii)

to pay any amounts in respect of taxes pursuant to Section 9.01(g);

(iii)

to pay any amounts required to be paid to the Trustee pursuant to this Agreement including but not limited to funds required to be paid pursuant to Section 7.02 and Section 8.05 up to an amount equal to $100,000 in any calendar year;

(iv)

to pay to the Trustee, any interest or investment income earned on funds deposited in the Distribution Account;

(v)

to pay to the Trustee as successor Servicer, reimbursements for Advances and/or Servicing Advances pursuant to Section 4.07; and

(vi)

to clear and terminate the Distribution Account pursuant to Section 10.01.

Section  3.06

Establishment of Escrow Accounts; Deposits in Escrow Accounts.

The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts.  A copy of such letter agreement shall be furnished to the Trustee upon request.  The Escrow Account shall be an Eligible Account.

The Servicer shall deposit in the Escrow Account or Accounts on a daily basis within one Business Day of deposit in the Payment Clearing Account, and retain therein, (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.  The Servicer shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as shall be set forth in, or in accordance with, Section 3.07.  The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by the related Mortgage Loan or Applicable Regulations, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

Section  3.07

Permitted Withdrawals From Escrow Account.

Withdrawals from the Escrow Account may be made by the Servicer (i) to effect timely payments of ground rents, taxes, assessments, water rates, fire, flood and hazard insurance premiums, Primary Insurance Policy premiums, if applicable, and comparable items, (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or Late Collections of Escrow Payments thereunder, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) for transfer to the Collection Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, (vi) to pay to the Servicer, or to the Mortgagor to the extent required by the related Mortgage Loan or Applicable Regulations, any interest paid on the funds deposited in the Escrow Account, (vii) to clear and terminate the Escrow Account on the termination of this Agreement, (viii) to transfer to the Collection Account any insurance proceeds, or (ix) in the case of FHA Loans and VA Loans, for transfer to the Collection Account, fire and hazard insurance proceeds and Escrow Payments with respect to any Mortgage Loan where the FHA or VA, as the case may be, has directed application of such funds as a credit against the proceeds of the FHA Insurance Contract or the VA Guaranty Agreement.  As part of its servicing duties, the Servicer shall pay to the Mortgagor interest on funds in the Escrow Account, to the extent required by the related Mortgage Loan or Applicable Regulations, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor.

In the event the Servicer shall deposit in the Escrow Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Escrow Account, any provision herein to the contrary notwithstanding.

Section  3.08

Payment of Taxes, Insurance and Other Charges; Collections Thereunder.

With respect to each first lien Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire, flood and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or Applicable Regulations.  To the extent that the Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor at the time they first become due and ensure that the Mortgaged Property is not lost to a tax lien as a result of nonpayment and that such Mortgaged Property is not left uninsured.  The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances from its own funds to effect such payments.

The Servicer, on behalf of the Trustee, as mortgagee, will maintain in full force and effect (to the extent a Mortgage Loan has a Primary Insurance Policy) a Primary Insurance Policy issued by a Qualified Insurer with respect to each Mortgage Loan for which such coverage is required.  Such coverage will be maintained until the Combined Loan-to-Value Ratio of the related Mortgage Loan is reduced to 80% or less.  The Servicer will not cancel or refuse to renew any Primary Insurance Policy in effect on the Closing Date that is required to be kept in force under this Agreement unless a replacement Primary Insurance Policy for such cancelled or non-renewed policy is obtained from and maintained with a Qualified Insurer.  The Servicer shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder.  In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.14, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Insurance Policy.  If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Insurance Policy as provided above.

In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Trustee, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such policies and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan.  Pursuant to Section 3.04, any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.05.

Section  3.09

Transfer of Accounts.

The Servicer may transfer the Collection Account or the Escrow Account to a different depository institution from time to time.  Upon such transfer, the Servicer shall deliver to the Trustee, the Guarantor and the Depositor, a certification or letter agreement, as the case may be, as required pursuant to Sections 3.04 and 3.06.

Section  3.10

Maintenance of Hazard Insurance.

The Servicer shall cause to be maintained for each first lien Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis, (ii) the Principal Balance of the Mortgage Loan, in each case in an amount not less than such amount as is necessary to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer or (iii) the amount required under applicable HUD/FHA regulations.  If the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the Principal Balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended.  The Servicer shall also maintain on the REO Property for the benefit of the Certificateholders and the Guarantors, (x) fire and hazard insurance with extended coverage in an amount which is at least equal to the replacement cost of the improvements which are a part of such property, (y) public liability insurance and, (z) to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above.  Any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Servicer’s normal servicing procedures, shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.05.  It is understood and agreed that no earthquake or other additional insurance is required to be maintained by the Servicer or the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such Applicable Regulations as shall at any time be in force and as shall require such additional insurance.  All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount of or material change in coverage to the Servicer.  The Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a general policy rating of B:VI or better in Best’s Key Rating Guide and are licensed to do business in the state wherein the property subject to the policy is located.

Section  3.11

Maintenance of Mortgage Impairment Insurance Policy.

In the event that the Servicer shall obtain and maintain a blanket policy issued by an insurer that has a general policy rating of B:VI or better in Best’s Key Rating Guide insuring against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 3.10 and otherwise complies with all other requirements of Section 3.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 3.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 3.10, and there shall have been a loss which would have been covered by such policy, deliver to the Trustee for deposit in the Distribution Account the amount not otherwise payable under the blanket policy because of such deductible clause, which amount shall not be reimbursable to the Servicer from the Trust Fund.  In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of the Trustee, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.  Upon request of the Trustee or the Guarantor, the Servicer shall cause to be delivered to the Trustee and the Guarantor a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty days prior written notice to the Trustee and the Guarantor.

Section  3.12

Fidelity Bond, Errors and Omissions Insurance.

The Servicer shall maintain, at its own expense, a blanket fidelity bond (the “Fidelity Bond”) and an errors and omissions insurance policy, with broad coverage with financially responsible companies on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans.  The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons.  Such Fidelity Bond shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 3.12 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Freddie Mac in the Freddie Mac Seller/Servicer Guide.  Upon request of the Trustee or the Guarantor, the Servicer shall cause to be delivered to the requesting party a certified true copy of the Fidelity Bond and errors and omissions insurance policy and a statement from the surety and the insurer that such Fidelity Bond and errors and omissions insurance policy shall in no event be terminated or materially modified without thirty days’ prior written notice to the Trustee and the Guarantor.

Section  3.13

Title, Management and Disposition of REO Property.

(a)

In the event that title to a Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken (pursuant to a limited power of attorney to be provided by the Trustee to the Servicer) in the name of the Trustee, on behalf of the Certificateholders and the Guarantor, or in the event the Trustee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the “doing business” or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from an attorney duly licensed to practice law in the state where the REO Property is located.  Any Person or Persons holding such title other than the Trustee shall acknowledge in writing that such title is being held as nominee for the benefit of the Trustee.

(b)

In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property as soon as practicable, but no later than before the end of the third calendar year beginning after the year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code or, at the expense of the Trust Fund, request from the Internal Revenue Service, more than 60 days before the day on which the above-mentioned grace period would otherwise expire, an extension of the above-mentioned grace period (the “Extended Period”), unless the Servicer obtains an Opinion of Counsel, addressed to the Servicer and the Trustee, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not:  (i) result in the imposition of any tax on “prohibited transactions” as defined in Section 860F of the Code; or (ii) cause any REMIC constituting any part of the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel).  The Servicer shall be entitled to be reimbursed from the Collection Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.05.

If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the 60-day period referred to in the preceding paragraph or if the Servicer has received such an extension and the Servicer is unable to sell the REO Property within the 60-day period referred to in the preceding paragraph, the Servicer shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property’s fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.  The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

Subject to compliance with applicable laws and regulations as shall at any time be in force, and notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would:  (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any REMIC constituting part of the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders, the Guarantor and the Trust Fund solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the related REMIC of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code, or any “net income from foreclosure property” which is subject to taxation under the REMIC Provisions.  The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter.  The Servicer shall make or cause to be made a written report of each such inspection.  Such reports shall be retained in the Mortgage Servicing File and copies thereof shall be forwarded by the Servicer to the Trustee and the Guarantor upon request.  The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders, the Guarantor and the Trust Fund.

With respect to each REO Property, the Servicer shall account separately for each REO Property with respect to all funds collected and received in connection with the operation of such REO Property.

The Servicer shall deposit or cause to be deposited in the Collection Account, on a daily basis, within one Business Day of deposit into the Payment Clearing Account, all revenues received with respect to each REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the related REO Property, including the cost of maintaining any hazard insurance pursuant to Section 3.10 hereof and the fees of any managing agent acting on behalf of the Servicer.

The Servicer shall furnish to the Trustee and the Guarantor, on each Servicer Remittance Date, an operating statement for each REO Property covering the operation of each REO Property for the previous month.  Such operating statement shall be accompanied by such other information as the Trustee or the Guarantor, as applicable, shall reasonably request.

The Servicer shall use its best efforts to dispose of the REO Property as promptly as is practically consistent with protecting the Certificateholders’ interests.

Each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders and the Guarantor.  If as of the date title to any REO Property was acquired by the Servicer there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Servicer, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances from proceeds received in connection with such REO Disposition.  The proceeds from the REO Disposition, net of any payment to the Servicer as provided above, shall be deposited in the Collection Account for distribution on the succeeding Servicer Remittance Date in accordance with Section 4.01.

Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration and an Opinion of Counsel is obtained by the Servicer to the effect that such sale shall not cause any REMIC constituting part of the Trust Fund to fail to qualify as a REMIC).

The Holders of the Class R Certificates shall be deemed to have purchased the ownership interest held by the Holders of the Regular Certificates in any Liquidated Mortgage Loan.  After such repurchase, the Servicer, if requested by such Certificateholders and if offered suitable indemnification and reimbursement for expenses may seek a deficiency judgment to the extent permitted by law against the Mortgagor under such Liquidated Mortgage Loan on behalf of the Holders of the Class R Certificates to the extent of any Realized Loss.

Section  3.14

Due-on-Sale Clauses; Assumption and Substitution Agreements.

When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any “due-on-sale” clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the “due-on-sale” clause, in the reasonable belief of the Servicer, is not enforceable under applicable law or in the best interest of the Trust.  An Opinion of Counsel at the expense of the Servicer (which expense shall constitute a Servicing Advance) delivered to the Trustee and the Depositor to the foregoing effect shall conclusively establish the reasonableness of such belief.  In such event, the Servicer shall make reasonable efforts to enter into an assumption and modification agreement with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage, the Mortgagor remains liable thereon.  If the foregoing is not permitted under applicable law, the Servicer is authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Note; provided, that no such substitution should be permitted unless such person satisfies the underwriting criteria of the Servicer and has a credit risk rating at least equal to that of the original Mortgagor.  The Mortgage Loan, as assumed, shall conform in all respects to the requirements, representations and warranties of this Agreement.  The Servicer shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee (or the Custodian, as the case may be) the original copy of such assumption or substitution agreement (indicating the Mortgage File to which it relates) which copy shall be added by the Trustee (or the Custodian, as the case may be) to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.  The Servicer shall be responsible for recording any such assumption or substitution agreements.  In connection with any such assumption or substitution agreement, the Monthly Payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity or outstanding principal amount of such Mortgage Loan shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven.  Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

Section  3.15

Notification of Adjustments.

On each Adjustment Date, the Servicer shall make Mortgage Interest Rate adjustments for each Adjustable-Rate Mortgage Rate Loan in compliance with the requirements of the related Mortgage and Mortgage Note and Applicable Regulations.  The Servicer shall execute and deliver the notices required by each Mortgage and Mortgage Note and Applicable Regulations regarding Mortgage Interest Rate adjustments.  The Servicer also shall provide timely notification to the Trustee and the Guarantor of all applicable data and information regarding such Mortgage Interest Rate adjustments and the Servicer’s methods of implementing such Mortgage Interest Rate adjustments.  Upon the discovery by the Servicer, the Guarantor or the Trustee that the Servicer has failed to adjust or has incorrectly adjusted a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Servicer shall deliver to the Trustee for deposit in the Distribution Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor; provided, however, the Servicer shall be held harmless with respect to any Mortgage Interest Rate adjustments made by any servicer prior to the Servicer.

Section  3.16

Optional Purchases of Mortgage Loans by Servicer.

The Servicer (or an affiliate of the Servicer) may, at its option, repurchase a Mortgage Loan or REO Property which becomes 120 or more days Delinquent or for which the Servicer has accepted a deed in lieu of foreclosure, during the period commencing on the first day of the calendar quarter succeeding the calendar quarter in which the Initial Delinquency Date occurred with respect to such Mortgage Loan and ending on the last Business Day of such calendar quarter.  If the Servicer (or an affiliate of the Servicer) does not exercise its purchase right with respect to a Mortgage Loan during the period specified in the preceding sentence, such Mortgage Loan shall thereafter again become eligible for purchase pursuant to the preceding sentence only after the Mortgage Loan ceases to be 120 days or more Delinquent and thereafter becomes 120 days Delinquent again.  The “Initial Delinquency Date” of a Mortgage Loan shall mean the date on which the Mortgage Loan first became 120 days Delinquent or, in the event such loan is a Re-Performing Mortgage Loan which was Delinquent 120 days or more as of the Cut-off Date, the date on which such Re-Performing Mortgage Loan first becomes an additional 30 days or more Delinquent.  Prior to repurchase pursuant to this Section 3.16, the Servicer shall be required to continue to make monthly advances pursuant to Section 4.07.  The Servicer shall not use any procedure in selecting Mortgage Loans to be repurchased which is materially adverse to the interests of the Certificateholders or the Guarantor.  The Servicer shall purchase such (i) delinquent Mortgage Loan at the Purchase Price or (ii) the lesser of (a) the appraised value of any REO Property as determined by an appraisal completed by an independent appraiser selected by the Servicer at the expense of the Servicer and (b) the unpaid Principal Balance of each Mortgage Loan related to any REO Property, in each case plus accrued and unpaid interest thereon at the applicable Mortgage Interest Rate.  Any such repurchase of a Mortgage Loan or REO Property pursuant to this Section 3.16 shall be accomplished by delivery to the Trustee for deposit in the Distribution Account of the amount of the purchase price.  The Trustee shall immediately effectuate the conveyance of such delinquent Mortgage Loan or REO Property to the Servicer to the extent necessary, including the prompt delivery of all documentation to the Servicer.

Section  3.17

Trustee to Cooperate; Release of Files.

(a)

Upon the payment in full of any Mortgage Loan (including any liquidation of such Mortgage Loan through foreclosure or otherwise, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes), the Servicer shall deliver to the Trustee (or the Custodian as the case may be) two executed copies of a completed “Request for Release” in the form of Exhibit E.  Upon receipt of such Request for Release of Documents, the Trustee (or the Custodian as the case may be) shall promptly release the related Mortgage File, in trust to (i) the Servicer, or (ii) such other party identified in the related Request for Release.  Upon any such payment in full, or the receipt of such notification that such funds have been placed in escrow, the Guarantor and the Servicer shall direct the Trustee in writing to execute an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account.  In lieu of executing any such satisfaction or assignment, as the case may be, the Servicer may prepare and submit to the Trustee a satisfaction (or assignment without recourse, if requested by the Person or Persons entitled thereto) in form for execution by the Trustee with all requisite information completed by the Servicer; in such event, the Trustee shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related Mortgage File, as aforesaid.

(b)

From time to time and as appropriate in the servicing of any Mortgage Loan, including, without limitation, foreclosure or other comparable conversion of a Mortgage Loan or collection under any insurance policy relating to a Mortgage Loan, the Trustee shall (except in the case of the payment or liquidation pursuant to which the related Mortgage File is released to an escrow agent or an employee, agent or attorney of the Trustee), upon written request of the Servicer and delivery to the Trustee (or the Custodian, as the case may be) of two executed copies of a “Request for Release” in the form of Exhibit E signed by a Servicing Officer, release the related Mortgage File to the Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings, including, without limitation, an assignment without recourse, representation or warranty of the related Mortgage to the Servicer.  Such receipt shall obligate the Servicer to return the Mortgage File to the Trustee (or the Custodian, as the case may be) when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a Request for Release evidencing such liquidation, the receipt shall be released by the Trustee (or the Custodian, as the case may be) to the Servicer.

(c)

Subject to Section 3.01, the Servicer shall have the right to accept applications of Mortgagors for consent to (i) partial releases of Mortgages, (ii) alterations, (iii) removal, demolition or division of properties subject to Mortgages and (iv) second mortgage subordination agreements.  No application for approval shall be considered by the Servicer unless:  (w) it has received an Opinion of Counsel, addressed to the Trustee and the Guarantor (which opinion shall not be an expense of the Trustee or the Trust Fund) that such sale, disposition, substitution, acquisition or contribution will not affect adversely the status of any REMIC constituting part of the Trust Fund as a REMIC or cause any REMIC constituting part of the Trust Fund to be subject to a tax on “prohibited transactions” or “contributions” pursuant to the REMIC Provisions; (x) the provisions of the related Note and Mortgage have been complied with; (y) the Combined Loan-to-Value Ratio and debt-to-income ratio after any release does not exceed the maximum Combined Loan-to-Value Ratio and debt-to-income ratio established in accordance with the underwriting standards of the Mortgage Loans; and (z) the lien priority of the related Mortgage is not affected.  Upon receipt by the Trustee of a Servicing Officer’s certificate setting forth the action proposed to be taken in respect of a particular Mortgage Loan and certifying that the criteria set forth in the immediately preceding sentence have been satisfied, the Trustee shall execute and deliver to the Servicer the consent or partial release so requested by the Servicer.  A proposed form of consent or partial release, as the case may be, shall accompany any Servicing Officer’s certificate delivered by the Servicer pursuant to this paragraph.

Section  3.18

Servicing Compensation.

As compensation for its activities hereunder, the Servicer shall be entitled to retain the amount of the Servicing Fee with respect to each Mortgage Loan (including REO Properties).  The Servicer shall be entitled to retain additional servicing compensation in the form of release fees, bad check charges, assumption fees, modification or extension fees, late payment charges, or any other service-related fees, Insurance Proceeds and Liquidation Proceeds not required to be deposited in the Collection Account and similar items, to the extent collected from Mortgagors.  Additionally, the Servicer shall be entitled to the Special Servicing Fee, payable in accordance with Section 4.02.

Section  3.19

Annual Statement as to Compliance.

(a)

The Servicer, at its own expense, will deliver to the Trustee, the Guarantor and the Depositor, not later than 90 days following the end of the fiscal year of the Servicer which as of the Startup Day ends on the last day of December, commencing in 2002, a Servicing Officer’s certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year (or such shorter period in the case of the first such report) and of performance under this Agreement has been made under such officers’ supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

(b)

Delivery of such reports, information and documents to the Trustee is for informational purposes only and their receipt of such shall not constitute constructive notice of any information contained therein or determinable, from information contained therein, including the Servicer’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).

Section  3.20

Annual Independent Certified Public Accountants’ Reports.

(a)

Not later than 90 days following the end of each fiscal year of the Servicer commencing in 2003, the Servicer, at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish to the Trustee and the Depositor a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Servicer which includes an assertion that the Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in either the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America or the Audit Program for Mortgages serviced by Freddie Mac, with respect to the servicing of residential mortgage loans during the most recently completed fiscal year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate.  Immediately upon receipt of such report, the Servicer shall furnish a copy of such report to the Trustee, the Guarantor, the Depositor and each Rating Agency.  Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Servicer’s expense, provided that such statement is delivered by the Servicer to the Trustee.

(b)

Delivery of such reports, information and documents to the Trustee is for informational purposes only and its receipt of such shall not constitute constructive notice of any information contained therein or determinable, from information contained therein, including the Servicer’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).

(c)

The Trustee shall, on behalf of the Trust Fund, prepare and file with the Securities and Exchange Commission any and all reports, statements and information respecting the Trust which the Depositor determines are required to be filed with the Securities and Exchange Commission pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, each such report, statement and information to be filed on or prior to the required filing date for such report, statement or information.  Upon the request of the Trustee, each of the Seller, the Servicer, the Guarantor and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

Section  3.21

Access to Certain Documentation and Information Regarding the Mortgage Loans.

(a)

The Servicer shall provide to the Trustee, the Guarantor, Certificateholders that are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of each of the foregoing (which, in the case of supervisory agents and examiners, may be required by applicable state and federal regulations) access to the documentation regarding the Mortgage Loans, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

(b)

If any Mortgage Loan (i) is in foreclosure, (ii) defaults on its first Monthly Payment following the Closing Date and remains delinquent for 60 days or more or (iii) becomes delinquent during the first six months of the term thereof and remains delinquent for 60 days or more or with respect to any Eligible Substitute Mortgage Loan, the Servicer will forward to the Guarantor, upon reasonable request, copies of the contents of the related Mortgage File and all underwriting documentation with respect to such Mortgage Loan that is required to be delivered pursuant to this Agreement.

(c)

The Guarantor will be permitted, upon reasonable notice and during normal business hours, at the office of the Servicer, to review copies of the contents of the Mortgage Files and the underwriting documentation that is required to be delivered to the Trustee pursuant hereto with respect to 300 of the Mortgage Files (a “Mortgage Loan Sample”), in order to ascertain whether each such Mortgage Loan was purchased generally in accordance with the Seller’s underwriting criteria as set forth in the Information Circular.  If, as a result of such investigation, the Guarantor determines (after the appeals process set forth in the Freddie Mac Single Family Seller/Servicer Guide) that more than 20% (by number) of the Mortgage Loans in such Mortgage Loan Sample were not so underwritten, the Servicer will permit the Guarantor to review an additional Mortgage Loan Sample in accordance with the same procedures until the Guarantor has reviewed a Mortgage Loan Sample that contains fewer than 20% (by number) of Mortgage Loans that were not purchased generally in accordance with the Seller’s underwriting criteria set forth in the Information Circular.  Any out-of-pocket expense incurred by the Servicer related to such review shall be reimbursed by the Seller.

(d)

For a period of two years from the Closing Date, the Guarantor may contact the Seller to confirm that the Seller continues to actively engage in a program to purchase mortgage loans originated to low-income families and to obtain other non-proprietary information about the Seller’s activities that may assist the Guarantor in completing its own regulatory requirements.  The Seller shall use its best efforts to provide such information to the Guarantor.

(e)

The Guarantor shall be entitled to access to the Mortgage Files within 90 days of any request therefore in order to compile the loan level data for HUD reporting.

Section  3.22

Maintenance of the PMI Policy.

The Servicer shall maintain the PMI Policy with respect to the MGIC Mortgage Loans. The Servicer shall pay the PMI Insurer Fee on a monthly basis from payments on account of interest on the MGIC Mortgage Loans.

In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Trustee, claims to the PMI Insurer under the PMI Policy in a timely fashion in accordance with the terms of such policy and, in this regard, to take such action as shall be necessary to permit recovery under such policy respecting a defaulted Mortgage Loan that is a MGIC Mortgage Loan. Any amounts collected by the Servicer under the PMI Policy shall be deposited in the Collection Account.

Section  3.23

Obligations of the Servicer in Respect of Compensating Interest.

Not later than the close of business on each Servicer Remittance Date, the Servicer shall deliver to the Trustee for deposit in the Distribution Account an amount (“Compensating Interest”) equal to the lesser of (A) the aggregate of the Prepayment Interest Shortfalls on the Mortgage Loans for the related Distribution Date resulting from Principal Prepayments on the Mortgage Loans during the related Prepayment Period and (B) 50% of its aggregate Servicing Fee received in the related Collection Period.  Compensating Interest shall be applied to offset any Prepayment Interest Shortfalls on the Mortgage Loans.  The Servicer shall not have the right to reimbursement for any amounts remitted to the Trustee in respect of Compensating Interest.  Such amounts so remitted shall be included in the Available Funds and distributed therewith on the next Distribution Date.  The Servicer shall not be obligated to pay Compensating Interest with respect to Relief Act Interest Shortfalls.

Section  3.24

Obligations of the Servicer in Respect of Mortgage Interest Rates and Monthly Payments.

In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Mortgage Interest Rates, Monthly Payments or Principal Balances that were made by the Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Trustee for deposit in the Distribution Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Trustee, the Guarantor, the Depositor and any successor servicer in respect of any such liability.  Such indemnities shall survive the termination or discharge of this Agreement.

Section  3.25

Investment of Funds in the Collection Account and the Distribution Account.

(a)

The Servicer may direct any depository institution maintaining the Collection Account and the Trustee may direct any depository institution maintaining the Distribution Account (for purposes of this Section 3.25, each, an “Investment Account”), to invest the funds in such Investment Account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee is the obligor thereon.  All such Permitted Investments shall be held to maturity, unless payable on demand.  Any investment of funds in an Investment Account shall be made in the name of the Trustee or the Servicer, as applicable (in its capacity as such) or in the name of a nominee of the Trustee.  The Trustee shall be entitled to sole possession (except with respect to investment direction of funds held in the Collection Account) over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee or its nominee.  In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Trustee shall at the direction of the Servicer:

(x)

consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

(y)

demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer of the Trustee that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

(b)

All income and gain realized from the investment of funds in the Collection Account shall be for the benefit of the Servicer as additional compensation for its duties as servicer.  The Servicer shall deposit in the Collection Account the amount of any loss incurred in respect of any such Permitted Investment made with funds in such account immediately upon realization of such loss.  All income and gain realized from the investment of funds in the Distribution Account shall be for the benefit of the Trustee as additional compensation for its duties as trustee.  The Trustee shall deposit in the Distribution Account the amount of any loss incurred on Permitted Investments in the Distribution Account.

(c)

Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may and, subject to Section 8.01 and Section 8.02(a)(v), upon the request of the Guarantor or the Holders of Certificates representing more than 50% of the Voting Rights allocated to any Class of Certificates, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

The Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).

Section  3.26

Liability of Servicer; Indemnification.

(a)

Subject to clause (b) below and Section 6.03, the Servicer (except the Trustee if it is required to succeed the Servicer hereunder) indemnifies and holds the Trustee, the Seller, the Depositor, the Guarantor and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Depositor, the Guarantor and any Certificateholder may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the Servicing Standards and this Agreement.  The Servicer shall immediately notify the Trustee, the Depositor, the Guarantor and each Certificateholder if a claim is made that may result in such claims, losses, penalties, fines, forfeitures, legal fees or related costs, judgments, or any other costs, fees and expenses, and the Servicer shall assume (with the consent of the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Trustee, the Depositor, the Guarantor and/or Certificateholder in respect of such claim.  The provisions of this Section 3.26 shall survive the termination of this Agreement and the payment of the outstanding Certificates.

(b)

None of the Depositor, the Seller, the Servicer, the Guarantor, or any of the directors, officers, employees or agents of the Depositor, the Seller, the Servicer or the Guarantor shall be under any liability to the Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Seller, the Servicer, the Guarantor or any such Person against any breach of warranties or representations made herein, or against any specific liability imposed on the Servicer for a breach of the Servicing Standard, or against any liability which would otherwise be imposed by reason of its respective willful misfeasance, bad faith, fraud or negligence in the performance of its duties or by reasons of negligent disregard of its respective obligations or duties hereunder.

The Depositor, the Servicer, the Seller, the Guarantor and any director, officer, employee or agent of the Depositor, the Seller, the Servicer or the Guarantor may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person with respect to any matters arising hereunder.  The Depositor, the Servicer, the Seller, the Guarantor and any director, officer, employee or agent of the Depositor, the Seller, the Servicer or the Guarantor shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred in connection with any legal action incurred by reason of its respective misfeasance, bad faith, fraud or negligence, a breach of a representation or warranty hereunder or (in the case of the Servicer) a breach of the Servicing Standard in the performance of its respective duties or by reason of negligent disregard of its respective obligations or duties hereunder.  None of the Depositor, the Seller, the Servicer and the Guarantor shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and in its opinion does not expose it to any expense or liability; provided, however, that the Depositor, the Seller, the Servicer or the Guarantor may in its discretion undertake any action related to its obligations hereunder which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders and the Guarantor hereunder.

Section  3.27

Reports of Foreclosure and Abandonment of Mortgaged Properties.

On or before the last day of February of each year beginning in 2003, the Servicer shall file the reports of foreclosure and abandonment of any Mortgaged Property required by Section 6050J of the Code with the Internal Revenue Service and provide an Officer’s Certificate certifying its compliance with this Section 3.27 to the Trustee.  The reports from the Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by such Section 6050J.

Section  3.28

Protection of Assets.

(a)

Except for transactions and activities entered into in connection with the securitization that is the subject of this Agreement, the Trust is not authorized and has no power to:

(1)

borrow money or issue debt;

(2)

merge with another entity, reorganize, liquidate or sell assets; or

(3)

engage in any business or activities.

(b)

Each party to this Agreement agrees that it will not file an involuntary bankruptcy petition against the Trustee or the Trust Fund or initiate any other form of insolvency proceeding until after the Certificates have been paid.

Section  3.29

LIBOR Carryover Reserve Account.

(a)

No later than the Closing Date, the Trustee shall establish and maintain with itself a separate, segregated trust account titled, “LIBOR Carryover Reserve Account, U.S. Bank National Association, as Trustee, in trust for the registered Holders of 2002-CB4 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB4.”  On the Closing Date, the Depositor will deposit, or cause to be deposited, into the LIBOR Carryover Reserve Account $1,000.

On each Distribution Date, the Trustee has been directed by the Class X/N Certificateholders to, and therefore will, deposit into the LIBOR Carryover Reserve Account (i) the amounts described in Section 4.02(b)(xx) plus (ii) the excess, if any of (a) the amount payable on the REMIC 3 Regular Certificate corresponding to the Class X/N Certificates on such Distribution Date over (b) the amount payable on the Class X/N Certificates on such Distribution Date, rather than distributing such amounts to the Class X/N Certificateholders.  On each such Distribution Date, the Trustee shall hold all such amounts for the benefit of the Holders of the Offered Certificates and the Class B-3 Certificates, and will distribute such amounts to the Holders of the Offered Certificates and/or the Class B-3 Certificates in the amounts and priorities set forth in Section 4.02(b).  If no LIBOR Carryover Amounts are payable on a Distribution Date, the Trustee shall deposit into the LIBOR Carryover Reserve Account on behalf of the Class X/N Certificateholders, from amounts otherwise distributable to the Class X/N Certificateholders, an amount such that when added to other amounts already on deposit in the LIBOR Carryover Reserve Account, the aggregate amount on deposit therein is equal to $1,000.  In addition to the foregoing, the amount on deposit in the LIBOR Carryover Reserve Account will be increased by any payments received by the Trustee under the Cap Contract and deposited into the LIBOR Carryover Reserve Account.

With respect to any Distribution Date on which a payment is to be made under the Cap Contract, if the notional amount set forth on the schedule to the Cap Contract for such Distribution Date exceeds the Certificate Principal Balance of the Offered Certificates for such Distribution Date (prior to any distributions of principal on the Offered Certificates on such Distribution Date), the amount of the payment under the Cap Contract which shall be deposited into the LIBOR Carryover Reserve Account shall be an amount equal to the difference between the Cap Rate (as defined in the Cap Contract) and USD-LIBOR-BBA (as defined in the Cap Contract) multiplied by the Certificate Principal Balance of the Offered Certificates for such Distribution Date (prior to any distributions of principal on the Offered Certificates on such Distribution Date).  Any amounts in excess of the amount calculated as described in the preceding sentence shall be delivered by the Trustee to the Seller.

The parties hereto hereby instruct the Trustee to enter into the Cap Contract and perform its duties and satisfy its obligations thereunder. Every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall apply to the Trustee’s execution of the Cap Contract, and the performance of its duties and satisfaction of its obligations thereunder.

For federal and state income tax purposes, the Class X/N Certificateholders will be deemed to be the owners of the LIBOR Carryover Reserve Account and all amounts deposited into the LIBOR Carryover Reserve Account pursuant to this Section 3.29(a) (other than the initial deposit therein of $1,000) shall be treated as amounts distributed by REMIC 5 to the Holders of the Class X/N Certificates.  Upon the termination of the Trust, or the payment in full of the Offered Certificates and the Class B-3 Certificates, all amounts remaining on deposit in the LIBOR Carryover Reserve Account will be released by the Trust and distributed to the Class X/N Certificateholders or their designees.  The LIBOR Carryover Reserve Account will be part of the Trust but not part of any REMIC and any payments to the Holders of the Offered Certificates or the Class B-3 Certificates of LIBOR Carryover Amounts will not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860(G)(a)(1).

By accepting a Class X/N Certificate, each Class X/N Certificateholder hereby agrees to direct the Trustee, and the Trustee hereby is directed, to deposit into the LIBOR Carryover Reserve Account the amounts described above on each Distribution Date rather than distributing such amounts to the Class X/N Certificateholders.  By accepting a Class X/N Certificate, each Class X/N Certificateholder further agrees that such direction is given for good and valuable consideration, the receipt and sufficiency of which is acknowledged by such acceptance.

At the direction of the Holders of a majority in Percentage Interest in the Class X/N Certificates, the Trustee shall direct any depository institution maintaining the LIBOR Carryover Reserve Account to invest the funds in such account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee or an Affiliate manages or advises such investment, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee or an Affiliate manages or advises such investment.  If no investment direction of the Holders of a majority in Percentage Interest in the Class X/N Certificates with respect to the LIBOR Carryover Reserve Account is received by the Trustee, the Trustee shall invest the funds in such account in Permitted Investments managed by the Trustee or an Affiliate of the kind described in clause (vi) of the definition of Permitted Investments.

For federal tax return and information reporting, the right of the Offered Certificateholders and the Class B-3 Certificateholders to receive payments from the LIBOR Carryover Reserve Account in respect of any LIBOR Carryover Amount shall be assigned a value of zero.

(b)

In addition, the Trustee shall treat the holders of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2, Class B-1, Class B-2, Class B-3, and Class A-IO Certificates as having entered into a notional principal contract with respect to each holder of a Class AV-1 Certificate.  Pursuant to such notional principal contract, holders of a Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2, Class B-1, Class B-2, Class B-3, or Class A-IO Certificates will be treated as having agreed to pay, on each Distribution Date, to the holders of the Class AV-1 Certificates an aggregate amount equal to the excess of (i) the amount payable on such Distribution Date on the REMIC 3 Regular Certificate corresponding to such Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2, Class B-1, Class B-2, Class B-3, or Class A-IO Certificates over (ii) the amount payable on such Distribution Date on such Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2, Class B-1, Class B-2, Class B-3, or Class A-IO Certificates.

(c)

As a result of the rights of the holder of a Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2, Class B-1, Class B-2, Class B-3, or Class A-IO Certificate to receive any payments described in Section 3.29(a) hereof and the obligations of such a holder to make any payment described in Section 3.29(b) hereof, the Trustee shall treat each such holder as having entered into a “notional principal contract” as described in Treasury Regulation Section 1.446-3 for federal and state income tax purposes.  No such notional principal contract will be part of any REMIC, and no payments to the holders of the Certificates of any amounts with respect to such notional principal contracts will be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).  Thus, notwithstanding the priority and sources of payments set forth in Section 4.02 hereof or otherwise, the Trustee shall account for all distributions on the Certificates as set forth in this section.  For federal tax return and information reporting, each such notional principal contract shall be assigned a value of zero.

(d)

In addition, the Trustee shall treat the holders of the Class X Certificates as having entered into a notional principal contract with respect to each holder of a Class A-IO Certificate.  Pursuant to such notional principal contract, each holder of a Class X Certificate will be treated as having agreed to pay to the holders of the Class A-IO Certificates, on each Distribution Date, from amounts in the LIBOR Carryover Reserve Account in respect of distributions on the REMIC 3 Regular Certificate corresponding to the Class X Certificates, an aggregate amount equal to the excess of (i) the amount payable on such Distribution Date on the Class A-IO Certificate over (ii) the amount payable on such Distribution Date on the REMIC 3 Regular Certificate corresponding to the Class A-IO Certificates.  Such notional principal contract will not be part of any REMIC, and no payments to the holders of the Class A-IO Certificates of any amounts with respect to such notional principal contract will be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).  Thus, notwithstanding the priority and sources of payments set forth in Section 4.02 hereof or otherwise, the Trustee shall account for all distributions on the Class A-IO Certificates as set forth in this section.  For federal tax return and information reporting, such notional principal contract shall be assigned a value of zero.

Section  3.30

PMI Policy; Claims Under the PMI Policy.

Notwithstanding anything to the contrary elsewhere in this Section 3.30, the Servicer shall not agree to any modification or assumption of a PMI Mortgage Loan or take any other action with respect to a PMI Mortgage Loan that could result in denial of coverage under the PMI Policy.  The Servicer shall notify the PMI Insurer that the Trustee, on behalf of the Certificateholders, is the Insured, as the term is defined in the PMI Policy, of each PMI Mortgage Loan.  The Servicer shall, on behalf of the Trust, prepare and file on a timely basis with the PMI Insurer, all claims which may be made under the PMI Policy with respect to the PMI Mortgage Loans.  Consistent with all rights and obligations hereunder, the Servicer shall service each PMI Mortgage Loan in accordance with the terms of the PMI Policy, including, but not limited to taking all actions required under the PMI Policy as a condition to the payment of any such claim.  Any amount received from the PMI Insurer with respect to any such PMI Mortgage Loan shall be deposited by the Servicer into the Collection Account, no later than one Business Day following deposit thereof in the Payment Clearing Account.  Furthermore, upon the receipt of written direction from the Guarantor, the Servicer shall replace the PMI Insurer with the insurer included in such written direction, in the event that (i) both S&P or Moody’s downgrade the claims paying ability of the PMI Insurer below “BBB-,” in the case of S&P and “Baa3,” in the case of Moody’s, (ii) (A) S&P downgrades the claims paying ability of the PMI Insurer below “BBB-,” and Moody’s downgrades the claims paying ability of the PMI Insurer below “A3” or (B) Moody’s downgrades the claims paying ability of the PMI Insurer below “Baa3” and S&P downgrades the claims paying ability of the PMI Insurer below “A-“ or (iii) the PMI Insurer assigns its obligations under the PMI Policy to any insurer not on the Guarantor’s approved mortgage insurer list as published in the Freddie Mac Seller/Servicer Guide, as amended from time to time.  Upon such replacement, the Trustee shall notify each party hereto of the identity of the new PMI Insurer.

Section  3.31

Class AF-1 Interest Rate Cap Account.

No later than the Closing Date, the Trustee shall establish and maintain with itself a separate, segregated trust account titled, “Class AF-1 Interest Rate Cap Account, U.S. Bank National Association, as Trustee, in trust for the registered Holders of 2002-CB4 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB4, Class AF-1.”  On the Closing Date, the Depositor will deposit, or cause to be deposited, into the Class AF-1 Interest Rate Cap Account $1,000.

On each Distribution Date as to which there is a Class AF-1 Interest Rate Cap Account Draw Amount payable to the Class AF-1 Certificates, the Trustee has been directed by the Class X/N Certificateholders to, and therefore will, deposit into the Class AF-1 Interest Rate Cap Account any amounts received under the Class AF-1 Interest Rate Cap Account on such Distribution Date.  On each such Distribution Date, the Trustee shall hold all such amounts for the benefit of the Holders of the Class AF-1 Certificates, and will distribute such amounts to the Holders of the Class AF-1 Certificates in the amounts and priorities set forth in Section 4.02(b).

With respect to any Distribution Date, the lesser of (1) any Class AF-1 Interest Rate Cap Draw Amount and (2) the amount on deposit in the Class AF-1 Interest Rate Cap Account shall be distributed to the Class AF-1 Certificates as a payment of interest.

With respect to any Distribution Date on which a payment is to be made under the Class AF-1 Interest Rate Cap Agreement, if the notional amount set forth on the schedule to the Class AF-1 Interest Rate Cap Agreement for such Distribution Date exceeds the Certificate Principal Balance of the Class AF-1 Certificates for such Distribution Date (prior to any distributions of principal on the Class AF-1 Certificates on such Distribution Date), the amount of the payment under the Class AF-1 Interest Rate Cap Agreement which shall be deposited into the Class AF-1 Interest Rate Cap Account shall be an amount equal to the difference between the Cap Rate (as defined in the Class AF-1 Interest Rate Cap Agreement) and USD-LIBOR-BBA (as defined in the Class AF-1 Interest Rate Cap Agreement) multiplied by the Certificate Principal Balance of the Class AF-1 Certificates for such Distribution Date (prior to any distributions of principal on the Class AF-1 Certificates on such Distribution Date).  Any amounts in excess of the amount calculated as described in the preceding sentence shall be delivered by the Trustee to the Seller.

The parties hereto hereby instruct the Trustee to enter into the Class AF-1 Interest Rate Cap Agreement and perform its duties and satisfy its obligations thereunder. Every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall apply to the Trustee’s execution of the Class AF-1 Interest Rate Cap Agreement, and the performance of its duties and satisfaction of its obligations thereunder.

For federal and state income tax purposes, the Class X/N Certificateholders will be deemed to be the owners of the Class AF-1 Interest Rate Cap Account and all amounts deposited into the Class AF-1 Interest Rate Cap Account (other than the initial deposit therein of $1,000) shall be treated as amounts distributed by REMIC 5 to the Holders of the Class X/N Certificates.  Upon the termination of the Trust, or the payment in full of the Class AF-1 Certificates, all amounts remaining on deposit in the Class AF-1 Interest Rate Cap Account will be released by the Trust and distributed to the Class X/N Certificateholders or their designees.  The Class AF-1 Interest Rate Cap Account will be part of the Trust but not part of any REMIC and any payments to the Holders of the Class AF-1 Certificates of Class AF-1 Interest Rate Cap Draw Amounts will not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860(G)(a)(1).  The Trustee shall account for the Class AF-1 Interest Rate Cap Account as an outside reserve fund within the meaning of Treasury regulation 1.860G-2(h) and not an asset of any REMIC created pursuant to this Agreement.

At the direction of the Holders of a majority in Percentage Interest in the Class X/N Certificates, the Trustee shall direct any depository institution maintaining the Class AF-1 Interest Rate Cap Account to invest the funds in such account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee or an Affiliate manages or advises such investment, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee or an Affiliate manages or advises such investment.  If no investment direction of the Seller with respect to the Class AF-1 Interest Rate Cap Account is received by the Trustee, the Trustee shall invest the funds in such account in Permitted Investments managed by the Trustee or an Affiliate of the kind described in clause (vi) of the definition of Permitted Investments.

For federal tax return and information reporting, the right of the Class AF-1 Certificateholders to receive payments from the Class AF-1 Interest Rate Cap Account in respect of any Class AF-1 Interest Rate Cap Draw Amount shall be assigned a value of zero.

ARTICLE IV.

FLOW OF FUNDS

Section  4.01

Interest Distributions.

(a)

On each Distribution Date, the Trustee shall withdraw from the Distribution Account the Group I Interest Remittance Amount and apply it in the following order of priority (based upon the Mortgage Loan information provided to it in the Remittance Report, upon which the Trustee may conclusively rely), and the calculations required to be made by the Trustee, to the extent available:

(i)

to Freddie Mac, the sum of (a) the Guarantee Fee for such Distribution Date and (b) any Guarantor Reimbursement Amount then due;

(ii)

to the Trustee, the Trustee Fee for Loan Group I for such Distribution Date;

(iii)

to the Class AV-1 Certificates, the Accrued Certificate Interest for the Class AV-1 Certificates for such Distribution Date; and

(iv)

to the Class AV-1 Certificates, the Interest Carry Forward Amount for the Class AV-1 Certificates.

(b)

On each Distribution Date, the Trustee shall withdraw from the Distribution Account the sum of the Group II Interest Remittance Amount and the Group I Interest Remittance Amount remaining after the distributions in clauses (a)(i) through (a)(iv) above and apply it in the following order of priority (based upon the Mortgage Loan information provided to it in the Remittance Report, upon which the Trustee may conclusively rely), and the calculations required to be made by the Trustee, to the extent available:

(i)

to the Trustee, the Trustee Fee for Loan Group II for such Distribution Date;

(ii)

concurrently, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class A-IO Certificates, pro rata, the applicable Accrued Certificate Interest for the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class A-IO Certificates, respectively, for such Distribution Date;

(iii)

concurrently, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class A-IO Certificates, pro rata, the applicable Interest Carry Forward Amount for the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class A-IO Certificates, respectively;

(iv)

to the Class AV-1 Certificates, the remaining Accrued Certificate Interest and the remaining Interest Carry Forward Amount for the Class AV-1 Certificates that was not distributed pursuant to clause (a) above;

(v)

to the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

(vi)

to the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

(vii)

to the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

(viii)

to the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

(ix)

to the Class B-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date; and

(x)

the amount, if any, of the Aggregate Interest Remittance Amount remaining after application with respect to the priorities set forth above will be applied in the form of the Monthly Excess Cashflow Amount as described under Section 4.02(b) hereof.

With respect to any distributions to be made on the Class B-3 Certificates pursuant to this Section 4.01, such distributions will be made first, on the Class B-3 Interest and then, on the Class B-3 Certificates.

Section  4.02

Distributions of Principal and Monthly Excess Cashflow Amounts.

(a)

On each Distribution Date, the Trustee shall make the following distributions in the following order of priority (based upon the Mortgage Loan information provided to it in the Remittance Report), and the calculations required to be made by the Trustee, to the extent of the Principal Distribution Amount:

(i)

before the Stepdown Date or on or after the Stepdown Date with respect to which a Trigger Event is in effect, sequentially, as follows:

(A)

to the Holders of the Class A Certificates, 100% of the Principal Distribution Amount for such Distribution Date, in the following order of priority:

(1)

the Group I Principal Percentage of the Principal Distribution Amount in the following order of priority:

i.

to the Class AV-1 Certificates, until the Certificate Principal Balance of the Class AV-1 Certificates has been reduced to zero; and

ii.

after giving effect to distributions pursuant to Section 4.02(a)(i)(A)(2)(i) below, sequentially, to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, in that order, until the Certificate Principal Balance of each such Class has been reduced to zero;

(2)

the Group II Principal Percentage of the Principal Distribution Amount in the following order of priority:

i.

sequentially, to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, in that order, until the Certificate Principal Balance of each such Class has been reduced to zero; and

ii.

after giving effect to distributions pursuant to Section 4.02(a)(i)(A)(1)(i) above, to the Class AV-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(B)

to the Holders of the Class M-1 Certificates, 100% of the remaining Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

(C)

to the Holders of the Class M-2 Certificates, 100% of the remaining Principal Distribution Amount, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

(D)

to the Holders of the Class B-1 Certificates, 100% of the remaining Principal Distribution Amount, until the Certificate Principal Balance of the Class B-1 Certificates has been reduced to zero;

(E)

to the Holders of the Class B-2 Certificates, 100% of the remaining Principal Distribution Amount, until the Certificate Principal Balance of the Class B-2 Certificates has been reduced to zero;

(F)

to the Holders of the Class B-3 Certificates, 100% of the remaining Principal Distribution Amount, until the Certificate Principal Balance of the Class B-3 Certificates has been reduced to zero; and

(G)

any amount of the Principal Distribution Amount remaining after making all of the distributions in clauses (A), (B), (C), (D), (E) and (F) shall be applied as a portion of the Monthly Excess Cash Flow Amount as set forth in Section 4.02(b).

(ii)

on or after the Stepdown Date and as long as a Trigger Event is not in effect:

(A)

the lesser of (x) the Principal Distribution Amount and (y)  the Class A Principal Distribution Amount will be distributed to the Class A Certificates in the following order or priority:

(1)

the Group I Principal Percentage of the such amount  in the following order of priority:

i. to the Class AV-1 Certificates, until the Certificate Principal Balance of the Class AV-1 Certificates has been reduced to zero; and

ii. after giving effect to distributions pursuant to Section 4.02(a)(ii)(A)(2)(i) below, sequentially, to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, in that order, until the Certificate Principal Balance of each such Class has been reduced to zero;

(2)

the Group II Principal Percentage of such amount in the following order of priority:

i.  sequentially, to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, in that order, until the Certificate Principal Balance of each such Class has been reduced to zero; and

ii. after giving effect to distributions pursuant to Section 4.02(a)(ii)(A)(1)(i) above, to the Class AV-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(B)

the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (A) above and (y)  the Class M-1 Principal Distribution Amount will be distributed to the Class M- 1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(C)

the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amount distributed to the Class A Certificates in clause (A) above and the amount distributed to the Class M-1 Certificates in clause (B) above and (y) the Class M-2 Principal Distribution Amount will be distributed to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(D)

the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amount distributed to the Class A Certificates pursuant to clause (A) above, the amount distributed to the Class M-1 Certificates pursuant to clause (B) above and the amount distributed to the Class M-2 Certificates pursuant to clause (C) above and (y) the Class B-1 Principal Distribution Amount will be distributed to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(E)

the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amount distributed to the Class A Certificates pursuant to clause (A) above, the amount distributed to the Class M-1 Certificates pursuant to clause (B) above, the amount distributed to the Class M-2 Certificates pursuant to clause (C) above and the amount distributed to the Class B-1 Certificates pursuant to clause (D) above and (y) the Class B-2 Principal Distribution Amount will be distributed to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(F)

the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amount distributed to the Class A Certificates pursuant to clause (A) above, the amount distributed to the Class M-1 Certificates pursuant to clause (B) above, the amount distributed to the Class M-2 Certificates pursuant to clause (C) above, the amount distributed to the Class B-1 Certificates pursuant to clause (D) above and the amount distributed to the Class B-2 Certificates pursuant to clause (E) above, and (y) the Class B-3 Principal Distribution Amount will be distributed to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

(G)

any amount of the Principal Distribution Amount remaining after making all of the distributions in clauses (A), (B), (C), (D), (E) and (F) above shall be applied as set forth in Section 4.02(b).

(b)

On each Distribution Date, any Monthly Excess Cashflow Amount shall be distributed, to the extent available, in the following order of priority on such Distribution Date:

(i)

to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date, pro rata, among the Class A and Class A-IO Certificates;

(ii)

to pay the remaining Interest Carry Forward Amounts for the Classes of Class A Certificates, if any, pro rata, among the Class A and the Class A-IO Certificates;

(iii)

to pay the Class A Realized Loss Amortization Amount for such Distribution Date;

(iv)

to pay the Extra Principal Distribution Amount for such Distribution Date in accordance with Section 4.02(a); provided, however, that for purposes of this clause (iv) and each Distribution Date beginning in September 2002 until the Distribution Date in August 2003 or until the Targeted Overcollateralization Amount is met (whichever is first), only 50% of the Monthly Excess Interest Amount will be distributed to the holders of the Offered Certificates (other than the Class A-IO Certificates) and the Class B-3 Certificates in the priority set forth under Section 4.02(a)(i);

(v)

to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date for the Class M-1 Certificates;

(vi)

to pay the remaining Class M-1 Interest Carry Forward Amount, if any;

(vii)

to pay the Class M-1 Realized Loss Amortization Amount for such Distribution Date;

(viii)

to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date for the Class M-2 Certificates;

(ix)

to pay the remaining Class M-2 Interest Carry Forward Amount, if any;

(x)

to pay the Class M-2 Realized Loss Amortization Amount for such Distribution Date;

(xi)

to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date for the Class B-1 Certificates;

(xii)

to pay the remaining Class B-1 Interest Carry Forward Amount, if any;

(xiii)

to pay the Class B-1 Realized Loss Amortization Amount for such Distribution Date;

(xiv)

to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date for the Class B-2 Certificates;

(xv)

to pay the remaining Class B-2 Interest Carry Forward Amount, if any;

(xvi)

to pay the Class B-2 Realized Loss Amortization Amount for such Distribution Date;

(xvii)

to pay any remaining unpaid Accrued Certificate Interest for such Distribution Date for the Class B-3 Certificates;

(xviii)

to pay the remaining Class B-3 Interest Carry Forward Amount, if any;

(xix)

to pay the Class B-3 Realized Loss Amortization Amount for such Distribution Date;

(xx)

to the LIBOR Carryover Reserve Account for distribution to the Offered Certificates (other than the Class A-IO Certificates) and the Class B-3 Certificates, the aggregate amount of any LIBOR Carryover Amount, in accordance with the priorities set forth in Section 4.01;

(xxi)

to pay the amount of any Nonrecoverable Advances and unpaid Advances, if any, to predecessor Servicers;

(xxii)

to pay the Special Servicing Fees for such Distribution Date and any accrued and unpaid Special Servicing Fees which remain unpaid from any previous Distribution Date;

(xxiii)

from amounts distributed on the Class X/N Certificates, to the Class N Certificates, (A) the Accrued Certificate Interest for the Class N Certificates, (B) the unpaid Interest Carry Forward Amount for the Class N Certificates and (C) any remaining Monthly Excess Cashflow Amount to reduce the Class N Notional Amount, until the Class N Notional Amount has been reduced to zero;

(xxiv)

from amounts distributed on the Class X/N Certificates, to the Class X Certificates, the Class X Distributable Amount for such Distribution Date; and

(xxv)

any remaining amounts to the Holders of the Residual Certificates (in respect of the appropriate Class R Interest, the Class R-4 or the Class R-5 Certificates).

With respect to any distributions to be made on the Class B-3 Certificates, the Class N Certificates or the Class X Certificates pursuant to this Section 4.02, such distributions will be made first, on the Class B-3 Interest or the Class X/N Interest, as applicable, and then, on the related Class of Certificates.

(c)

On each Distribution Date, all prepayment penalties (including amounts deposited in connection with the full or partial waiver of such prepayment penalties pursuant to Section 3.01) shall be allocated to the Class N Certificates in the priority set forth under Section 4.02(b)(xxiii) for so long as the Notional Amount of the Class N Certificates is greater than zero, and to the Class X Certificates after the Class N Notional Amount has been reduced to zero.

Section  4.03

Allocation of Losses.

(a)

All Realized Losses on the Mortgage Loans allocated to any Regular Certificate shall be allocated by the Trustee on each Distribution Date as follows: first, to the Monthly Excess Cashflow Amount; second, to the Overcollateralization Amount, until the Overcollateralization Amount has been reduced to zero; third, to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, seventh, to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero and eighth, to the Class A Certificates, until the Certificate Principal Balance thereof has been reduced to zero; provided, however, that only Realized Losses from Loan Group I shall be allocated to the Class AV-1 Certificates.  All Realized Losses to be allocated to the Certificate Principal Balances of all Classes on any Distribution Date shall be so allocated after the actual distributions to be made on such date as provided above.  All references above to the Certificate Principal Balance of any Class of Certificates shall be to the Certificate Principal Balance of such Class immediately prior to the relevant Distribution Date, before reduction thereof by any Realized Losses, in each case to be allocated to such Class of Certificates, on such Distribution Date.

Any allocation of Realized Losses to a Class A, Class M-1, Class M-2, Class B-1, Class B-2 or Class B-3 Certificate on any Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated.

(b)

All Realized Losses on the Mortgage Loans shall be deemed to have been allocated by the Trustee on each Distribution Date to REMIC 1 Regular Interests in the same manner as amounts are distributed pursuant to Section 4.08(a)(2).

(c)

All Realized Losses on the Mortgage Loans shall be deemed to have been allocated by the Trustee on each Distribution Date to REMIC 2 Regular Interests in the same manner as amounts are distributed pursuant to Section 4.08(b)(ii) of this Agreement.

(d)

Special Hazard Losses will be allocated as described above, except that if the aggregate amount of such losses, as of any date of determination, exceeds the greatest of (i) 1.0% of the Principal Balance of the Mortgage Loans as of the Cut-off Date, (ii) two times the amount of the Principal Balance of the largest Mortgage Loan as of the date of determination and (iii) an amount equal to the current Principal Balances of the Mortgage Loans in the largest zip-code concentration in the State of California as of the date of determination, such excess losses will be allocated among all the outstanding Classes of Certificates, including the Class B-1 Interest, the Class B-3 Interest and the Class X/N Interest, pro rata, based on their respective Certificate Principal Balances or Notional Amount, as applicable; provided, however, that only excess Special Hazard Losses for Loan Group I will be allocated to the Class AV-1 Certificates.  Any such reduction of a Certificate Principal Balance or Notional Amount will not be reversed or reinstated.  However, on future Distribution Dates, Certificateholders of the related Class may receive amounts in respect of prior reductions in the related Certificate Principal Balances or Notional Amounts as described in Section 4.02(b).

Section  4.04

Method of Distribution.

The Trustee shall make distributions in respect of a Distribution Date to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution), in the case of Certificateholders of the Certificates, by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of such Certificates the aggregate initial Certificate Principal Balance or Notional Amount of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer.  Distributions among Certificateholders shall be made in proportion to the Percentage Interests evidenced by the Certificates held by such Certificateholders.  Notwithstanding the foregoing, the Guarantor shall be entitled to receive any distributions by wire transfer without being required to pay any wire fee in connection therewith.  All distributions to the Guarantor shall be made by wire transfer rather than by check.

Section  4.05

Distributions on Book-Entry Certificates.

Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures.  Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a “brokerage firm” or “indirect participating firm”) for which it acts as agent.  Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents.  All such credits and disbursements with respect to a Book Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Certificates.  None of the Trustee, the Depositor, the Servicer or the Seller shall have any responsibility therefor except as otherwise provided by applicable law.

Section  4.06

Statements.

(a)

On each Distribution Date, based, as applicable, on the Mortgage Loan information contained in the Remittance Report, the Trustee shall prepare and post on its website at www.usbank.com/abs and forward by mail to each Holder of the Regular Certificates and the Guarantor, a statement as to the distributions made on such Distribution Date:

(i)

the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to principal or reduction of Notional Amount, separately identified;

(ii)

the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to interest or Class X Distributable Amount, separately identified, including the amount of any distribution from the LIBOR Carryover Reserve Account or the Class AF-1 Interest Rate Cap Account, as applicable;

(iii)

the Overcollateralization Amount, the Overcollateralization Release Amount, the Overcollateralization Deficiency and the Overcollateralization Target Amount as of such Distribution Date and the Monthly Excess Interest Amount and Monthly Excess Cashflow Amount for such Distribution Date;

(iv)

the aggregate amount of servicing compensation received by the Servicer with respect to the related Due Period and such other customary information as the Trustee deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns by the Servicer during the related Collection Period and accrued and unpaid Special Servicing Fees;

(v)

the aggregate amount of Advances for the related Collection Period;

(vi)

the Pool Balance at the close of business at the end of the related Collection Period;

(vii)

the number, weighted average remaining term to maturity and weighted average Mortgage Interest Rate of the Mortgage Loans as of the related Due Date;

(viii)

the number and aggregate unpaid principal balance of Mortgage Loans (a) 30 to 59 days past due on a contractual basis, (b) 60 to 89 days past due on a contractual basis, (c) 90 or more days past due on a contractual basis, (d) as to which foreclosure proceedings have been commenced and (e) in bankruptcy as of the close of business on the last day of the calendar month preceding such Distribution Date;

(ix)

with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number of such Mortgage Loan, the unpaid principal balance and the Principal Balance of such Mortgage Loan as of the date it became an REO Property;

(x)

the book value of any REO Property as of the close of business on the last Business Day of the calendar month preceding the Distribution Date, and, cumulatively, the total number and cumulative principal balance of all REO Properties as of the close of business of the last day of the preceding Collection Period;

(xi)

the aggregate amount of Principal Prepayments made during the related Prepayment Period;

(xii)

the aggregate amount of prepayment penalties collected (including amounts deposited in connection with the full or partial waiver of such prepayment penalties pursuant to Section 3.01) during the related Collection Period and the amounts thereof allocable to the Class N Certificates and the Class X Certificates;

(xiii)

the aggregate amount of Realized Losses incurred during the related Collection Period and the cumulative amount of Realized Losses;

(xiv)

the Certificate Principal Balance, or Notional Amount, as applicable, of each Class of Certificates, after giving effect to the distributions, and allocations of Realized Losses or Applied Realized Loss Amounts, as applicable, made on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses or Applied Realized Loss Amounts;

(xv)

the Accrued Certificate Interest in respect of each Class of Offered Certificates and the Class B-3 Certificates for such Distribution Date, separately identifying the portions thereof attributable to LIBOR Carryover Amounts, and the respective portions thereof, if any, remaining unpaid following the distributions made in respect of such Certificates on such Distribution Date;

(xvi)

the aggregate amount of any Prepayment Interest Shortfalls for such Distribution Date, to the extent not covered by payments by the Servicer pursuant to Section 3.23;

(xvii)

the amount of the Trustee Fee paid;

(xviii)

the LIBOR Carryover Amounts distributed on such Distribution Date and the amounts remaining after giving effect to distributions thereof on such Distribution Date;

(xix)

any Overcollateralization Deficiency after giving effect to the distribution of Extra Principal Distribution Amount on such Distribution Date;

(xx)

whether a Trigger Event has occurred and is continuing, and the cumulative Realized Losses, as a percentage of the original Pool Balance;

(xxi)

the Available Funds for such Distribution Date;

(xxii)

the rate at which interest accrues for each Class of Certificates for such Distribution Date;

(xxiii)

the Liquidation Report for such Distribution Date;

(xxiv)

the aggregate Principal Balance of Mortgage Loans purchased by the Servicer or Seller during the related Collection Period and indicating the Section of this Agreement requiring or allowing the purchase of each such Mortgage Loan;

(xxv)

the aggregate Principal Balance of the Mortgage Loans repurchased by the Servicer (or an affiliate) during the related Collection Period in connection with Section 3.16;

(xxvi)

the Guarantee Fee to be paid to the Guarantor with respect to the Guaranteed Certificates for such Distribution Date;

(xxvii)

the Maximum Cap Rate for such Distribution Date;

(xxviii)

  the LIBOR Carryover Amount, if any, for the Class AV-1 Certificates for such Distribution Date, and the amount of such Interest Carryover Amount remaining unpaid after reimbursements therefor on such Distribution Date;

(xxix)

(A) the amount of payments received relating to claims under the PMI Policy during the related Prepayment Period (and the number of Mortgage Loans to which such payments related) and (B) the cumulative amount of payments received relating to claims under the PMI Policy since the Closing Date (and the number of Mortgage Loans to which such payments related);

(xxx)

(A) the dollar amount of claims made under the PMI Policy that were denied during the Prepayment Period (and the number of Mortgage Loans to which such denials related) and (B) the dollar amount of the cumulative claims made under the PMI Policy that were denied since the Closing Date (and the number of Mortgage Loans to which such denials related); and

(xxxi)

such other information as the Guarantor may reasonable request in such format as reasonably requested by the Guarantor and any other information that is required by the Code and regulations thereunder to be made available to Certificateholders.

The Trustee may fully rely upon and shall have no liability with respect to information with respect to the Mortgage Loans provided by the Servicer.

In the case of information furnished pursuant to subclauses (i) through (iii) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class for each $1,000 original dollar amount as of the Cut-off Date.

(b)

Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to the Guarantor and each Person who at any time during the calendar year was a Certificateholder of a Regular Certificate, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (i), (ii), (xv) and (xx) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Trustee to Certificateholders pursuant to any requirements of the Code as are in force from time to time.

(c)

On each Distribution Date, the Trustee shall forward to the Residual Certificateholders a copy of the reports forwarded to the Regular Certificateholders in respect of such Distribution Date with such other information as the Trustee deems necessary or appropriate.  Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished to Residual Certificateholders by the Trustee pursuant to any requirements of the Code as from time to time in force.

Section  4.07

Remittance Reports; Advances.

(a)

On the second Business Day following each Determination Date but in no event later than four Business Days following such Determination Date (the “Loan Data Remittance Date”), the Servicer shall deliver to the Trustee and the Guarantor by telecopy (or by such other means as the Servicer and the Trustee may agree from time to time) a Remittance Report with respect to the related Distribution Date.  On the same date, the Servicer shall forward to the Trustee by overnight mail a computer readable magnetic tape or diskette or in such other medium as may be agreed between the Servicer and the Trustee containing the information set forth in such Remittance Report with respect to the related Distribution Date.  Not later than the close of business New York time on the fourth Business Day following the related Loan Data Remittance Date, the Servicer shall deliver or cause to be delivered to the Trustee in addition to the information provided on the Remittance Report, such other information reasonably available to it with respect to the Mortgage Loans as the Trustee may reasonably request or order in order for the Trustee to perform the calculations necessary to make the distributions contemplated by Section 4.01, 4.02 and 4.03 and to prepare the statements to Certificateholders contemplated by Section 4.06.  The Trustee shall not be responsible to recompute, recalculate or verify any information provided to it by the Servicer.

(b)

The amount of Advances to be made by the Servicer for any Distribution Date shall equal, subject to Section 4.07(d), the aggregate amount of Monthly Payments (net of the related Servicing Fee), due during the related Collection Period in respect of the Actuarial Mortgage Loans, which Monthly Payments were delinquent on a contractual basis as of the close of business on the related Determination Date.  For purposes of the preceding sentence, the Monthly Payment on each Balloon Mortgage Loan with a delinquent Balloon Payment is equal to the assumed monthly payment that would have been due on the related Due Date based on the original principal amortization schedule for such Balloon Mortgage Loan.  The Servicer shall not be obligated to make any Advance with respect to Simple Interest Mortgage Loans or REO Properties.

On or before the close of business New York time on the Servicer Remittance Date, the Servicer shall remit in immediately available funds to the Trustee for deposit in the Distribution Account an amount equal to the aggregate amount of Advances, if any, to be made in respect of the Mortgage Loans for the related Distribution Date either (i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future distribution (in which case it will cause to be made an appropriate entry in the records of the Collection Account that amounts held for future distribution have been, as permitted by this Section 4.07, used by the Servicer in discharge of any such Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of Advances to be made by the Servicer with respect to the Mortgage Loans.  Any amounts held for future distribution and so used shall be appropriately reflected in the Servicer’s records, which information the Servicer will provide to the Guarantor upon the Guarantor’s request, and replaced by the Servicer by deposit in the Collection Account on or before any future Servicer Remittance Date to the extent that the Available Funds for the related Distribution Date (determined without regard to Advances to be made on the Servicer Remittance Date) shall be less than the total amount that would be distributed to the Classes of Certificateholders pursuant to Section 4.01 and 4.02 on such Distribution Date if such amounts held for future distributions had not been so used to make Advances.  The Trustee will provide notice to the Servicer and the Guarantor by telecopy by the close of business on any Servicer Remittance Date in the event that the amount remitted by the Servicer to the Trustee on such date is less than the Advances required to be made by the Servicer for the related Distribution Date, as set forth in the related Remittance Report.  Notwithstanding the above, with respect to the Group I Mortgage Loans, the Guarantor shall have the right to require, at any time, the Servicer to remit, from its own funds, prior to the next succeeding Servicer Remittance Date after 90 days written notice to the Servicer, to the Collection Account an amount equal to the aggregate amount of all Advances previously made out of funds from the Collection Account, and not theretofore repaid from collections on the related Mortgage Loans, and related Advances then due, if in its reasonable judgment, the Guarantor determines such action is necessary to protect its interest.  In such event, the Servicer shall thereafter remit to the Trustee out of the Servicer’s own funds all Advances required to be made.

(c)

The obligation of the Servicer to make such Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan, shall continue until the earlier of such time as the Trust acquires title to the related Mortgaged Property or such Mortgage Loan is paid in full by the Mortgagor or disposed of by the Trust, or until the recovery of all Liquidation Proceeds thereon.

(d)

Notwithstanding anything herein to the contrary, no Advance or Servicing Advance shall be required to be made hereunder by the Servicer if such Advance would, if made, constitute a Nonrecoverable Advance.  The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers’ Certificate of the Servicer delivered to the Depositor, the Guarantor and the Trustee.

Section  4.08

REMIC Distributions.

(a)

On each Distribution Date, the Trustee shall cause the Available Funds from the Distribution Account to make the following disbursements and transfers, in the following order of priority, to be distributed by REMIC 1 to REMIC 2 on account of the REMIC 1 Regular Interests or withdrawn from the Distribution Account and distributed to the Holders of the Class R Certificates (in respect of the Class R-1 Interest), as the case may be:

(1)

first, to the Holders of REMIC 1 Regular Interest LT1B, in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates and second, to Holders of the remaining REMIC 1 Regular Interests in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

(2)

second, to the Holders of REMIC 1 Regular Interests, in an amount equal to the remainder of the Available Funds for such Distribution Date after the distributions made pursuant to clause (1) above, allocated as follows:

(a)

to the Holders of REMIC 1 Regular Interest LT1-GrpIA and the Holders of REMIC 1 Regular Interest LT1-GrpIB, pro rata to each such Interest (based on the Uncertificated Principal Balances of such Interests), until the aggregate Uncertificated Principal Balance of such Interests equals the greater of 0.01% of the aggregate principal balance of the Group I Mortgage Loans or $100.00; then

(b)

to the Holders of REMIC 1 Regular Interest LT1-GrpIIA and the Holders of REMIC 1 Regular Interest LT1-GrpIIB, pro rata to each such Interest (based on the Uncertificated Principal Balances of such Interests), until the aggregate Uncertificated Principal Balance of such Interests equals 0.01% of the aggregate principal balance of the Group II Mortgage Loans, provided, however, if, on any Distribution Date, the aggregate Uncertificated Principal Balance of REMIC 1 Regular Interest LT1-GrpIA and REMIC 1 Regular Interest LT1-GrpIB is greater than 0.01% of the aggregate principal balance of the Group I Mortgage Loans immediately following the distribution described in clause (a), then the amount distributed to the Holders of REMIC 1 Regular Interest LT1-GrpIIA and the Holders of REMIC 1 Regular Interest LT1-GrpIIB pursuant to this clause (b) shall equal an amount such that, following the distribution of that amount, the aggregate Uncertificated Principal Balance of REMIC 1 Regular Interest LT1-GrpIIA and REMIC 1 Regular Interest LT1-GrpIIB bears the same relationship to the aggregate principal balance of the Group II loans as the aggregate Uncertificated Principal Balance of REMIC 1 Regular Interest LT1-GrpIA and the Holders of REMIC 1 Regular Interest LT1-GrpIB bears to the aggregate principal balance of the Group I Mortgage Loans; then

(c)

to the Holders of REMIC 1 Regular Interest LT1A, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1A is reduced to zero; then

(d)

to the Holders of REMIC 1 Regular Interest LT1B, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT1B is reduced to zero; then

(e)

to the Holder of  REMIC 1 Regular Interest LT1-GrpIA and the Holders of REMIC 1 Regular Interest LT1-GrpIB, pro rata to each such Interest (based on the Uncertificated Principal Balances of such Interests), until the aggregate Uncertificated Principal Balance of such Interests equals 0.01% of the aggregate principal balance of the Group I Mortgage Loans; then

(f)

to the Holders of REMIC 1 Regular Interest LT1-GrpIIA and the Holders of REMIC 1 Regular Interest LT1-GrpIIB, pro rata to each such Interest (based on the Uncertificated Principal Balances of such Interests), until the aggregate Uncertificated Principal Balance of such Interests equals 0.01% of the aggregate principal balance of the Group II Mortgage Loans.

(b)

On each Distribution Date, the Trustee shall cause in the following order of priority, the following amounts to be distributed by REMIC 2 to REMIC 3 on account of the REMIC 2 Regular Interests or withdrawn from the Distribution Account and distributed to the Holders of the Class R Certificates (in respect of the Class R-2 Interest), as the case may be:

(i)

first, to the Holders of REMIC 2 Regular Interest LT2AIO, in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates and then to the extent of Available Funds, to Holders of the remaining REMIC 2 Regular Interests, pro rata, in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates (except that amounts payable as Uncertificated Accrued Interest in respect of REMIC 2 Regular Interest LT2ZZ shall be reduced and deferred to the extent necessary to make the distributions described in (ii) below); and

(ii)

second, to the Holders of REMIC 2 Regular Interests, in an amount equal to the remainder of the Available Funds for such Distribution Date after the distributions made pursuant to clause (i) above, allocated as follows:

(a)

first, to the Holders of REMIC 2 Regular Interest LT2AV1, REMIC 2 Regular Interest LT2AF1, REMIC 2 Regular Interest LT2AF2, REMIC 2 Regular Interest LT2AF3, REMIC 2 Regular Interest LT2AF4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2 Regular Interest LT2B1, REMIC 2 Regular Interest LT2B2 and REMIC 2 Regular Interest LT2B3, an amount to each such Interest such that following that distribution the principal balance of each such Interest equals 25% of the Certificate Principal Balance of the Corresponding Certificates with respect to such Interest; then

(b)

second, to the Holders of  REMIC 2 Regular Interest LT2-GrpIA and the Holders of REMIC 2 Regular Interest LT2-GrpIB, pro rata to each such Interest (based on the Uncertificated Principal Balances of such Interests), until the aggregate Uncertificated Principal Balance of such Interests equals the aggregate principal balance of the REMIC 1 Regular Interest LT1-GrpIA and REMIC 1 Regular Interest LT1-GrpIB; then

(c)

third, to the Holders of REMIC 2 Regular Interest LT2-GrpIIA and the Holders of REMIC 1 Regular Interest LT2-GrpIIB, pro rata to each such Interest (based on the Uncertificated Principal Balances of such Interests), until the aggregate Uncertificated Principal Balance of such Interests equals the aggregate principal balance of the REMIC 1 Regular Interest LT1-GrpIIA and REMIC 1 Regular Interest LT1-GrpIIB; then

(d)

fourth, to the Holders of REMIC 2 Regular Interest LT2ZZ the remainder, until the Uncertificated Principal Balance of such REMIC 2 Regular Interest equals the excess of  (i) the aggregate principal balance of the Mortgage Loans over (ii) the aggregate Uncertificated Principal Balances of the remaining REMIC 2 Regular Interests.

The foregoing REMIC distributions are intended to cause all of the cash from the Mortgage Loans to flow through to REMIC 3 as cash flow on a REMIC regular interest, without creating any shortfall—actual or potential (other than for credit losses) to any REMIC regular interest.  To the extent that the structure is believed to diverge from such intention the Trustee shall resolve ambiguities to accomplish such result and shall to the extent necessary rectify any drafting errors or seek clarification to the structure without Certificateholder approval (but with guidance of Counsel) to accomplish such intention.

(c)

On each Distribution Date, the Trustee shall cause in the following order of priority, the following amounts to be distributed by REMIC 3 to REMIC 4 on account of the Class B-3 Interest or withdrawn from the Distribution Account and distributed to the Holders of the Class R-4 Certificates, as the case may be:

(i)

to the Holders of the Class B-3 Interest, in an amount equal to (A) the Accrued Certificate Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

(ii)

to the Holders of the Class B-3 Interest, until the Certificate Principal Balance of the Class B-3 Interest is reduced to zero.

(d)

On each Distribution Date, the Trustee shall cause in the following order of priority, the following amounts to be distributed by REMIC 3 to REMIC 5 on account of the Class X/N Interest or withdrawn from the Distribution Account and distributed to the Holders of the Class R-5 Certificates, as the case may be:

(i)

to the Holders of the Class X/N Interest, in an amount equal to (A) the Accrued Certificate Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

(ii)

to the Holders of the Class X/N Interest, until the Certificate Principal Balance of the Class X/N Interest is reduced to zero.

(e)

On each Distribution Date, the Trustee shall cause any prepayment charges received in connection with the prepayment of a Mortgage Loan in respect of any Distribution Date to be distributed among each REMIC 1 Regular Interest in proportion to the amount of interest payable on such Interest on such Distribution Date.  On each Distribution Date, the Trustee shall cause any prepayment charges received with respect to the REMIC 1 Regular Interests on any Distribution Date to be distributed among the REMIC 2 Regular Interest in proportion to the amount of interest payable on such Interests on such Distribution Date. On each Distribution Date, the Trustee shall cause any prepayment charges received with respect to the REMIC 2 Regular Interests on any Distribution Date to be distributed to the Class X/N Interest on such Distribution Date.

Section  4.09

The Guarantee.

On each Distribution Date following receipt of a statement (as set forth in Section 4.06) that indicates a Deficiency Amount for such Distribution Date, the Guarantor shall distribute a Guarantor Payment in an aggregate amount equal to the Deficiency Amount for such Distribution Date directly to the Holders of the Guaranteed Certificates, without first depositing such amount in the Distribution Account, as follows: (i) the portion of any such Deficiency Amount related to clause (i) of the definition of Deficiency Amount shall be distributed to the Class A-V1 Certificateholders based on the Accrued Certificate Interest and the Interest Carry Forward Amount distributable on such Certificates with respect to such Distribution Date; and (ii) the portion of any such Deficiency Amount related to clause (ii) of the definition of Deficiency Amount shall be distributed to the Class AV-1 Certificateholders.

Section  4.10

Compliance with Withholding.

Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code.  The consent of Certificateholders shall not be required for such withholding.  In the event the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders.

Section  4.11

Reserved.

Section  4.12

Amounts Paid Pursuant to Cap Agreements

Notwithstanding the priority and sources of payments set forth in Section 4.08 hereof or otherwise, the Trustee shall account for all distributions with respect to a Class of Certificates in excess of amounts payable pursuant to the REMIC 3 Regular Interest corresponding to such Class as amounts paid pursuant to the interest rate cap agreements provided for in Sections 3.29 and 3.31 hereof, as applicable.  In no event shall any such excess amounts be treated as payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).

Section  4.13

Loan Data Remittance Report.

(a)

On each Loan Data Remittance Date by 3:00 PM Eastern Time, the Servicer shall furnish a complete and accurate report (the “Loan Data Remittance Report”) to the Guarantor by electronic medium as agreed to by the Servicer and the Guarantor.  In addition, the Servicer shall furnish to the Guarantor a report with respect to the Mortgage Loans that have been voluntarily repurchased by the Servicer pursuant to Section 3.16 during the related Prepayment Period indicating the Mortgage Loan number, the date of repurchase and the Principal Balance of each Mortgage Loan so repurchased and a report setting forth the Mortgage Loan number of each MGIC Mortgage Loan for which a claim made under the PMI Policy was denied, curtailed, or for which coverage under the PMI Policy was canceled.

(b)

If in any month the Servicer fails to provide the Guarantor the Loan Data Remittance Report on or prior to the Loan Data Remittance Date (provided, however, the Loan Data Remittance Report may be delivered within 48 hours of the Loan Data Remittance Date) or if such report is deemed to be materially incomplete or inaccurate by the Guarantor, the Servicer shall pay to the Guarantor the following amounts:  (i) upon the first such failure, $500; (ii) upon the second such failure, $750; and (iii) upon the third such failure, $1,000; provided, however, that any determination of failure shall take into account the 48-hour grace period.  The eighth such failure in any two-year period to provide a Loan Data Remittance Report to the Guarantor pursuant to Section 4.13(a) shall constitute a Servicer Event of Termination and permit the Guarantor to remove the Servicer with respect to the Group I Mortgage Loans for cause as provided in Section 7.01(a)(vii) of this Agreement.  The fourth consecutive failure (determined after taking into account the 48-hour grace period) in any two year period by the Servicer to provide a Loan Data Remittance Report to the Guarantor on or prior to the Loan Data Remittance Date shall constitute a Servicer Event of Termination and permit the Guarantor to remove the Servicer with respect to the Group I Mortgage Loans for cause as provided in Section 7.01(a)(vii) of this Agreement.

Section  4.14

Trustee Remittance Report.

(a)

On each Trustee Reporting Date by noon New York time, the Trustee shall furnish a report (the “Trustee Remittance Report”) in the form attached as Exhibit N to this Agreement (together with a statement containing the information that is required to be included in the statement to be prepared by the Trustee pursuant to Section 4.06) to the Guarantor by electronic medium as agreed to by the Trustee and the Guarantor.

(b)

Subject to paragraph (d) below, if in any month the Trustee fails to deliver the Trustee Remittance Report by noon New York time on the related Trustee Reporting Date, the Guarantor shall use its best efforts to determine the amount of any required Guarantor Payment. If on any Distribution Date the Guarantor makes any Guarantor Payment as a result of such failure of the Trustee to deliver the Trustee Remittance Report, the Trustee shall pay the Guarantor from its own funds (not from the proceeds of the Trust Fund), not later than the fourth Business Day following such Distribution Date, a $100 fee plus an amount equal to the product of (i) the principal portion of such Guarantor Payment, (ii) a percentage equal to (A) the Prime Rate plus 2.00% divided by (B) 365 and (iii) the number of days between the Trustee Reporting Date and the date on which the Guarantor received the Trustee Remittance Report.

(c)

Subject to paragraph (d) below, if in any month the Trustee fails to provide the Guarantor the Trustee Remittance Report on or prior to the Trustee Reporting Date, the Trustee shall pay to the Guarantor the following amounts: (i) upon the first such failure, $500; (ii) upon the second such failure, $750; and (iii) upon the third such failure, $1,000; provided, however, that the Trustee shall not be required to make any such payment upon the first such failure during each successive one year period following the Closing Date. The fourth such failure to provide a Trustee Remittance Report to the Guarantor pursuant to Section 4.09(a) shall constitute an event of default and permit the Guarantor to remove the Trustee for cause.

(d)

The Trustee shall have no responsibility or liability (including removal as Trustee) under paragraphs (b) and (c) of this Section 4.13 if the Trustee’s failure to timely deliver the Trustee Remittance Report is due to the failure of the Servicer to furnish the Trustee with a report in accordance with Section 4.06. If the Trustee’s failure to timely deliver the Trustee Remittance Report is due to the failure of the Servicer to furnish the Trustee with a report in accordance with Section 4.06, the Servicer shall pay to the Guarantor the amount set forth in Section 4.13(b) above (i.e., the product of the amounts described in clauses (i), (ii) and (iii) of Section 4.13(b) above) and the following additional amounts: (i) upon the first such failure, $500; (ii) upon the second such failure, $750; and (iii) upon the third such failure, $1,000; provided, however, that the Servicer shall not be required to make any such payment upon the first such failure during each successive one year period following the Closing Date. The fourth such failure to provide the Trustee with a report in accordance with Section 4.13(a) and thereby causing the Trustee’s failure to timely deliver a Trustee Remittance Report to the Guarantor pursuant to Section 4.13(a) shall constitute a Servicer Event of Termination.

(e)

On each Trustee Reporting Date by noon New York time, the Trustee shall forward a Liquidation Report for the related Distribution Date (in the form attached as Exhibit O to this Agreement) to the Guarantor by electronic medium as agreed to by the Trustee and the Guarantor, to the extent that the Trustee has received from the Servicer such Liquidation Report.

ARTICLE V.

THE CERTIFICATES

Section  5.01

The Certificates.

Each of the Class AV-1, Class A-IO, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2, Class B-1, Class B-2, Class B-3, Class N, Class X and Residual Certificates shall be substantially in the forms annexed hereto as exhibits, and shall, on original issue, be executed by the Trustee and authenticated and delivered by the Certificate Registrar to or upon the receipt of a Written Order to Authenticate from the Depositor concurrently with the sale and assignment to the Trustee of the Trust Fund.  Each Class of the Offered Certificates and the Class B-3 Certificates shall be initially evidenced by one or more Certificates representing a Percentage Interest with a minimum dollar (or notional amount) denomination of $25,000 and integral multiples of $1 in excess thereof.  The Class N, Class X and Residual Certificates are issuable only in minimum Percentage Interests of 10%.

The Certificates shall be executed on behalf of the Trust by manual or facsimile signature on behalf of the Trustee by a Responsible Officer.  Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate.  No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Certificate Registrar substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.  Subject to Section 5.02(c), the Offered Certificates (except the Class AV-1 Certificates) shall be Book-Entry Certificates.  The Class AV-1, Class B-3, Class N, Class X and Residual Certificates shall not be Book-Entry Certificates but shall be issued in fully registered certificate form.

Section  5.02

Registration of Transfer and Exchange of Certificates.

(a)

The Certificate Registrar shall cause to be kept at the Corporate Trust Office of the Trustee a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

Upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose pursuant to the foregoing paragraph and, in the case of a Residual Certificate, upon satisfaction of the conditions set forth below, the Trustee on behalf of the Trust shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same aggregate Percentage Interest.

At the option of the Certificateholders, Certificates may be exchanged for other Certificates in authorized denominations and the same aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at any such office or agency.  Whenever any Certificates are so surrendered for exchange, the Trustee shall execute on behalf of the Trust and the Certificate Registrar shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.  Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(b)

Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to the Depository, the initial Depository, by, or on behalf of, the Depositor; or to, and deposited with the Certificate Custodian, on behalf of the Depository, if directed to do so pursuant to instructions from the Depository.  Except as provided in paragraph (c) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times:  (i) registration of such Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall for all purposes deal with the Depository as representative of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; and (vii) the direct participants of the Depository shall have no rights under this Agreement under or with respect to any of the Certificates held on their behalf by the Depository, and the Depository may be treated by the Trustee and its agents, employees, officers and directors as the absolute owner of the Certificates for all purposes whatsoever.

All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners.  Each Depository Participant shall only transfer Book Entry Certificates of Certificate Owners that it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures.  The parties hereto are hereby authorized to execute a Letter of Representations with the Depository or take such other action as may be necessary or desirable to register a Book-Entry Certificate to the Depository.

(c)

If (i)(x) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as Depository and (y) the Trustee or the Depositor is unable to locate a qualified successor, (ii) the Depositor, at its sole option, with the consent of the Trustee, elects to terminate the book-entry system through the Depository or (iii) after the occurrence of a Servicer Event of Termination, the Certificate Owners of each Class of Book-Entry Certificates representing Percentage Interests of such Classes aggregating not less than 51% advises the Trustee and Depository through the Financial Intermediaries and the Depository Participants in writing that the continuation of a book-entry system through the Depository to the exclusion of definitive, fully registered certificates (the “Definitive Certificates”) to Certificate Owners is no longer in the best interests of the Certificate Owners.  Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall, at the Depositor’s expense, in the case of (ii) above, or the Seller’s expense, in the case of (i) and (iii) above, execute on behalf of the Trust and shall authenticate the Definitive Certificates.  Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates, the Trustee, the Certificate Registrar, the Servicer, any Paying Agent and the Depositor shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(d)

Except with respect to the initial transfer of the Private Certificates by the Depositor, no transfer, sale, pledge or other disposition of any Private Certificate shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and any applicable state securities laws or is made in accordance with the 1933 Act and laws.  In the event of any such transfer, (i) unless such transfer is made in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Trustee, in substantially the form attached hereto as Exhibit J-2) under the 1933 Act, the Trustee and the Depositor shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor or (ii) the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached hereto as Exhibit L) and the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit J-1) acceptable to and in form and substance reasonably satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Depositor.  The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of an ERISA Restricted Certificate or any interest therein shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee and the Depositor, (such requirement is satisfied only by the Trustee’s receipt of a representation letter from the transferee substantially in the form of Exhibit I hereto, as appropriate), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer or (ii) (except in the case of a Residual, Class X or Class N Certificate) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) (except in the case of a Residual Certificate) in the case of any such ERISA Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trustee, to the effect that the purchase or holding of such ERISA Restricted Certificate will not result in a prohibited transaction under ERISA and the Code and will not subject the Servicer or the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability.  For purposes of clause (i) of the preceding sentence, such representation shall be deemed to have been made to the Certificate Registrar by the acceptance by a Certificate Owner of the beneficial interest in any such Class of ERISA Restricted Certificates, unless the Certificate Registrar shall have received from the transferee an alternative representation acceptable in form and substance to the Depositor.  Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the delivery to the Certificate Registrar of an Opinion of Counsel satisfactory to the Certificate Registrar as described above shall be void and of no effect.  Any purported beneficial owner whose acquisition or holding of any such Certificate or interest therein was effected in violation of the provisions of the preceding paragraph shall indemnify and hold harmless the Depositor, the Servicer, the Guarantor, the Trustee and the Trust from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(i)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Certificate Registrar of any change or impending change in its status as a Permitted Transferee.

(ii)

No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

(iii)

In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Certificate Registrar shall as a condition to registration of the transfer, require delivery to it, in form and substance satisfactory to it, of each of the following:

(A)

an affidavit in the form of Exhibit K hereto from the proposed transferee to the effect that, among other things, such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

(B)

a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Residual Certificates.

(iv)

Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee.  If any purported transferee shall, in violation of the provisions of this Section, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this Section, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate.  The Certificate Registrar shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Certificate Registrar received the documents specified in clause (iii).  The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate.  Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

(v)

If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section, then the Certificate Registrar shall have the right but not the obligation, without notice to the Holder of such Residual Certificate or any other Person having an Ownership Interest therein, to notify the Depositor to arrange for the sale of such Residual Certificate.  The proceeds of such sale, net of commissions (which may include commissions payable to the Depositor or its affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of such Residual Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of such Residual Certificate may be liable for any amount due under this Section or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim.  The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Trustee and it shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

(vi)

If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section, then the Trustee will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations.  The Trustee shall be entitled to reasonable compensation for providing such information from the person to whom it is provided but shall provide such information regardless of whether it has received such compensation.

The foregoing provisions of this Section shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Certificate Registrar and the Guarantor, in form and substance satisfactory to the Certificate Registrar and the Guarantor, (i) written notification from each Rating Agency that the removal of the restrictions on Transfer set forth in this Section will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause any REMIC hereunder to fail to qualify as a REMIC.

(e)

No service charge shall be made for any registration of transfer or exchange of Certificates of any Class, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

All Certificates surrendered for registration of transfer or exchange shall be cancelled by the Certificate Registrar and disposed of pursuant to its standard procedures.

Section  5.03

Mutilated, Destroyed, Lost or Stolen Certificates.

If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Trustee, the Depositor, the Guarantor and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute on behalf of the Trust, and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest.  Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) in connection therewith.  Any duplicate Certificate issued pursuant to this Section, shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section  5.04

Persons Deemed Owners.

The Servicer, the Depositor, the Trustee, the Guarantor, the Certificate Registrar, any Paying Agent and any agent of the Servicer, the Depositor, the Guarantor, the Certificate Registrar, any Paying Agent or the Trustee may treat the Person, including a Depository, in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and 4.02 and for all other purposes whatsoever, and none of the Servicer, the Guarantor, the Trust, the Trustee nor any agent of any of them shall be affected by notice to the contrary.

Section  5.05

Appointment of Paying Agent.

The Paying Agent shall make distributions to Certificateholders from the Distribution Account pursuant to Section 4.01 and 4.02 and shall report the amounts of such distributions to the Trustee.  The duties of the Paying Agent may include the obligation (i) to withdraw funds from the Collection Account pursuant to Section 3.05 and for the purpose of making the distributions referred to above and (ii) to distribute statements and provide information to Certificateholders as required hereunder.  The Paying Agent hereunder shall at all times be an entity duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities.  The Paying Agent shall initially be the Trustee.  The Trustee may appoint a successor to act as Paying Agent, which appointment shall be reasonably satisfactory to the Depositor, the Guarantor and the Rating Agencies.

The Trustee shall cause the Paying Agent (if other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall agree that it shall comply with all requirements of the Code regarding the withholding of payments in respect of Federal income taxes due from Certificate Owners and otherwise comply with the provisions of this Agreement applicable to it.

ARTICLE VI.

THE SELLER, THE SERVICER AND THE DEPOSITOR

Section  6.01

Liability of the Seller, the Servicer and the Depositor.

The Seller and the Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Seller or Servicer, as the case may be, herein.  The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor.

Section  6.02

Merger or Consolidation of, or Assumption of the Obligations of, the Seller, the Servicer or the Depositor.

Any entity into which the Seller, the Servicer or the Depositor may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Seller, the Servicer or the Depositor shall be a party, or any corporation succeeding to the business of the Seller, the Servicer or the Depositor, shall be the successor of the Seller, the Servicer or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor Servicer shall satisfy all the requirements of Section 7.02 with respect to the qualifications of a successor Servicer.

Section  6.03

Limitation on Liability of the Servicer and Others.

Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action by the Servicer in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of duties of the Servicer or by reason of its reckless disregard of its obligations and duties of the Servicer hereunder; provided, further, that this provision shall not be construed to entitle the Servicer to indemnity in the event that amounts advanced by the Servicer to retire any senior lien exceed Liquidation Proceeds (in excess of related liquidation expenses) realized with respect to the related Mortgage Loan.  The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder.  The Servicer may undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.  In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Servicer shall be entitled to pay such expenses from the proceeds of the Trust or to be reimbursed therefor pursuant to Section 3.05 upon presentation to the Trustee of documentation of such expenses, costs and liabilities.  The Servicer’s right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of the Servicer pursuant to Section 6.04 or 7.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).  This paragraph shall apply to the Servicer solely in its capacity as Servicer hereunder and in no other capacities.

Section  6.04

Servicer Not to Resign.

Subject to the provisions of Section 7.01 and Section 6.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Agreement or (ii) upon satisfaction of the following conditions:  (a) the Servicer has proposed a successor servicer to the Trustee and the Guarantor in writing and such proposed successor servicer is reasonably acceptable to the Trustee and the Guarantor; and (b) each Rating Agency shall have delivered a letter to the Trustee and the Guarantor prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Regular Certificates or the ratings that are in effect (without regard to the Guarantee of the Guarantor); provided, however, that no such resignation by the Servicer shall become effective until such successor servicer or, in the case of (i) above, the Trustee shall have assumed the Servicer’s responsibilities and obligations hereunder or the Trustee shall have designated, with the consent of the Guarantor, a successor servicer in accordance with Section 7.02.  Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 7.01 and 7.02 as obligations that survive the resignation or termination of the Servicer.  Any such determination permitting the resignation of the Servicer pursuant to clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Guarantor.  Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Guarantor.

Section  6.05

Delegation of Duties.

In the ordinary course of business the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those set forth in Section 3.01; provided, such Person is an approved servicer of Freddie Mac and if not, only with the approval of the Guarantor.  Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04.  The Servicer shall provide the Trustee, the Guarantor and the Rating Agencies with 60 days prior written notice prior to the delegation of any of its duties to any Person other than any of the Servicer’s Affiliates or their respective successors and assigns.

The Trustee and the Depositor hereby specifically (i) consent to the pledge and assignment by the Servicer of all the Servicer’s right, title and interest in, to and under this Agreement to the Servicing Rights Pledgee, for the benefit of certain lenders, and (ii) provided that no Servicer Event of Termination exists, agree that upon delivery to the Trustee by the Servicing Rights Pledgee of a letter signed by the Servicer whereunder the Servicer shall resign as Servicer under this Agreement, the Trustee shall appoint the Servicing Rights Pledgee or its designee as successor Servicer, provided that at the time of such appointment, the Servicing Rights Pledgee or such designee meets the requirements of a successor Servicer pursuant to Section 7.02(a), acceptable to the Guarantor and agrees to be subject to the terms of this Agreement.  If, pursuant to any provision hereof, the duties of the Servicer are transferred to a successor, the entire amount of the Servicing Fee and other compensation payable to the Servicer pursuant hereto shall thereafter be payable to such successor.

Section  6.06

Subservicing Agreement and Successor Subservicer.

(a)

The Servicer may enter into subservicing agreements for any servicing and administration of Mortgage Loans with any institution which is pre-approved by the Guarantor and an approved Freddie Mac Seller/Servicer as indicated in writing, and which represents and warrants that it is in compliance with the laws of each state necessary to enable it to perform its obligations under such subservicing agreement.  For this purpose, subservicing shall not be deemed to include the use of a tax service, or services for reconveyance, insurance or brokering REO Property.  The Servicer shall give prior notice to the Seller, the Trustee  and the Guarantor of the appointment of any subservicer and shall furnish to the Seller, the Trustee and the Guarantor a copy of such subservicing agreement.  For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when any subservicer has received such payments.  Any such subservicing agreement shall be consistent with and not violate the provisions of this Agreement.  Each subservicing agreement shall provide that a successor Servicer shall have the option to terminate such agreement without the payment of any fees if the predecessor Servicer is terminated or resigns.  The Guarantor shall have the right to direct the Servicer, at the Servicer’s expense, to terminate any subservicer that having previously been an approved Freddie Mac Seller/Servicer, no longer has such approval.

(b)

The Servicer may terminate any subservicing agreement to which it is a party in accordance with the terms and conditions of such subservicing agreement and either itself directly service the related Mortgage Loans or enter into a subservicing agreement with a successor subservicer that qualifies under Section 6.06(a).

(c)

The right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Servicer’s responsibilities and obligations under this Agreement; provided, however, that the Servicer may pay from the Servicing Fee any amounts due to a subservicer pursuant to a subservicing agreement entered into pursuant to Section 6.06.

Section  6.07

Liability of the Servicer.

Notwithstanding any subservicing agreement or the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or reference to actions taken through a subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee, the Guarantor and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Article III without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans.  The Servicer shall be entitled to enter into any agreement with a subservicer for indemnification of the Servicer by such subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section  6.08

Inspection

Each of the Seller and the Servicer shall afford the Guarantor and the Trustee, upon reasonable advance notice, during normal business hours, access to all records maintained by the Seller and the Servicer, respectively, in respect of its rights and obligations hereunder and access to officers of the Seller and the Servicer responsible for such obligations.  Upon request, the Seller and the Servicer, respectively, shall furnish to the Guarantor such information relating to its capacity to perform its obligations under this Agreement.  The Servicer also shall afford the Guarantor, upon reasonable notice, during normal business hours, the right to audit the Servicer’s servicing practices.

ARTICLE VII.

DEFAULT

Section  7.01

Servicer Events of Termination.

(a)

If any one of the following events (each, a “Servicer Event of Termination”) shall occur and be continuing:

(i)

(A)

The failure by the Servicer to make any Advance; or (B) any other failure by the Servicer to deposit in the Collection Account or Distribution Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee or to the Trustee by the Guarantor or by any Holder of a Regular Certificate evidencing at least 25% of the Voting Rights; or

(ii)

The failure by the Servicer to make any required Servicing Advance which failure continues unremedied for a period of 30 days, or the failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of 30 days, after the date (A) on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or to the Trustee by the Guarantor or by any Holder of a Regular Certificate evidencing at least 25% of the Voting Rights or (B) actual knowledge of such failure by a Servicing Officer of the Servicer; or

(iii)

The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or

(iv)

The Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

(v)

The aggregate amount of cumulative Realized Losses incurred since the Cut-off Date through the last day of the related Collection Period divided by the initial Pool Balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date Occurring In	Percentage
September 2005 through August 2006	3.00%
September 2006 through August 2007	3.75%
September 2007 through August 2008	4.25%
September 2008 and thereafter	4.75%

(vi)

The Servicer is no longer a Freddie Mac Servicer for alternative collateral; or

(vii)

Failure to comply with the reporting requirements of the Servicer pursuant to Section 4.13.

(b)

Then, and in each and every such case, so long as a Servicer Event of Termination shall not have been remedied within the applicable grace period, (x) with respect solely to clause (i)(A) above, if such Advance is not made by 2:00 P.M., New York time, on the Business Day immediately following the Servicer Remittance Date, the Trustee may, with the consent of the Guarantor, terminate all of the rights and obligations of the Servicer under this Agreement and the Trustee, or a successor servicer appointed in accordance with Section 7.02, shall immediately make such Advance and assume, pursuant to Section 7.02, the duties of a successor Servicer, (y) in the case of (i)(B), (ii), (iii), (iv) and (v) above, the Trustee shall, at the written direction of the Guarantor or the Holders of each Class of Regular Certificates evidencing Percentage Interests aggregating not less than 51% (with the consent of the Guarantor), by notice then given in writing to the Servicer and the Trustee, terminate all of the rights and obligations of the Servicer as servicer under this Agreement and (z) in the case of (vi) and (vii) above, the Trustee shall, at the written direction of the Guarantor, by notice then given in writing to the Servicer, terminate all of the rights and obligations of the Servicer as servicer of the Group I Mortgage Loans only.  Any such notice to the Servicer shall also be given to each Rating Agency, the Depositor, the Guarantor and the Seller.  On or after the receipt by the Servicer and the Trustee of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and Related Documents or otherwise.  The Servicer agrees to cooperate with the Trustee (or the applicable successor Servicer) in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the delivery to the successor Servicer of all documents and records requested by it to enable it to assume the Servicer’s functions under this Agreement within ten Business Days subsequent to such notice, the transfer within one Business Day subsequent to such notice to the Trustee (or the applicable successor Servicer) for the administration by it of all cash amounts that shall at the time be held by the Servicer and to be deposited by it in the Collection Account, the Distribution Account, any REO Account or any Escrow Account or that have been deposited by the Servicer in such accounts or thereafter received by the Servicer with respect to the Mortgage Loans or any REO Property received by the Servicer.  All reasonable costs and expenses (including attorneys’ fees) incurred in connection with transferring the servicing to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer (or if the predecessor Servicer is the Trustee, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses; provided, however, that the Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of Advances or otherwise, and shall continue to be entitled to the benefits of Section 6.03, notwithstanding any such termination, with respect to events occurring prior to such termination, provided, that all Advances made by the Servicer with respect to a given Mortgage Loan pursuant to this Agreement shall be reimbursed on a “first in first out” basis.

Section  7.02

Trustee to Act; Appointment of Successor.

(a)

Within 90 days of the time the Servicer and the Trustee (if notice is sent by the Holders or the Guarantor) receives a notice of termination or resignation pursuant to Section 7.01 or 6.04, the Trustee (or such other successor Servicer as is acceptable to the Guarantor and approved in accordance with this Agreement) shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on and after its succession.  As compensation therefor, the Trustee (or such other successor Servicer) shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given.  Notwithstanding the above, (i) if the Trustee is unwilling to act as successor Servicer or (ii) if the Trustee is legally unable so to act, the Trustee shall appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $50,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, that the appointment of any such successor Servicer shall be approved by the Guarantor (such approval not to be unreasonably withheld), as evidenced by the prior written consent of the Guarantor and will not result in the qualification, reduction or withdrawal of the ratings assigned to the Certificates or the ratings that are in effect by the Rating Agencies (without regard to the Guarantee of the Guarantor) as evidenced by a letter to such effect from the Rating Agencies.  Pending appointment of a successor to the Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided.  In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to Section 3.18 (or such other compensation as the Trustee and such successor shall agree, not to exceed the Servicing Fee).  The successor servicer shall be entitled to withdraw from the Collection Account all costs and expenses associated with the transfer of the servicing to the successor servicer.  The appointment of a successor servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer to pay any deductible under an insurance policy pursuant to Section 3.12 or to indemnify the parties indicated in Section 3.26 pursuant to the terms thereof, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement.  The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

In the event of a Servicer Event of Termination, notwithstanding anything to the contrary above, the Trustee and the Depositor hereby agree that upon delivery to the Trustee by the Servicing Rights Pledgee of a letter signed by the Servicer within ten Business Days of when notification of such event shall have been provided to the Trustee, whereunder the Servicer shall resign as Servicer under this Agreement, the Servicing Rights Pledgee or its designee shall be appointed as successor Servicer (provided that at the time of such appointment the Servicing Rights Pledgee or such designee meets the requirements of a successor Servicer set forth above) and the Servicing Rights Pledgee agrees to be subject to the terms of this Agreement.

(b)

Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer continue to service and administer the Mortgage Loans for the benefit of Certificateholders and the Guarantor, and maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a Fidelity Bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.12.

Section  7.03

Waiver of Defaults.

The Majority Certificateholders may, on behalf of all Certificateholders and with the consent of the Guarantor, waive any events permitting removal of the Servicer as servicer pursuant to this Article VII, provided, however, that the Majority Certificateholders may not waive a default in making a required distribution on a Certificate without the consent of the Holder of such Certificate and the consent of the Guarantor.  Upon any waiver of a past default, such default shall cease to exist and any Servicer Event of Termination arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.  Notice of any such waiver shall be given by the Trustee to the Rating Agencies and the Guarantor.

Section  7.04

Notification to Certificateholders.

(a)

On any termination or appointment of a successor the Servicer pursuant to this Article VII or Section 6.04, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register and each Rating Agency and the Guarantor.

(b)

No later than 60 days after the occurrence of any event which constitutes or which, with notice or a lapse of time or both, would constitute a Servicer Event of Termination for five Business Days after a Responsible Officer of the Trustee becomes aware of the occurrence of such an event, the Trustee shall transmit by mail to all Certificateholders and the Guarantor notice of such occurrence unless such default or Servicer Event of Termination shall have been waived or cured.  Such notice shall be given to the Rating Agencies promptly after any such occurrence.

Section  7.05

Survivability of Servicer Liabilities.

Notwithstanding anything herein to the contrary, upon termination of the Servicer hereunder, any liabilities of the Servicer which accrued prior to such termination shall survive such termination.

Section  7.06

Rights of the Guarantor to Exercise Rights of Class AV-1 Certificateholders.

By accepting ownership interest in its Certificate, each Class AV-1 Certificateholder agrees that the Guarantor shall be deemed to be the Certificateholder for all purposes (other than with respect to payment on the Certificates) and shall have the right to exercise all rights of the Class AV-1 Certificateholders under this Agreement and under each Class AV-1 Certificate without any further consent of the Class AV-1 Certificateholders, including, without limitation:

(a)

the right to require the Seller to repurchase Mortgage Loans pursuant to Section 2.03;

(b)

the right to give notices of breach or to terminate the rights and obligations of the Servicer as servicer pursuant to Section 7.01 and to consent to or direct waivers of Servicer defaults pursuant to Section 7.03;

(c)

the right to direct the actions of the Trustee during the continuance of a Servicer default pursuant to Sections 7.01 and 7.02;

(d)

the right to institute proceedings against the Servicer pursuant to Section 7.01;

(e)

the right to direct the Trustee to investigate certain matters pursuant to Section 8.02;

(f)

the right to remove the Trustee pursuant to Section 8.07;

(g)

the right to direct foreclosures upon the failure of the Servicer to do so in accordance with this Agreement; and

(h)

all Voting Rights.

In addition, each Class AV-1 Certificateholder agrees that the rights specifically enumerated in this Agreement may be exercised by such Certificateholders only with the prior written consent of the Guarantor.

Section  7.07

Trustee to Act Solely with Consent of the Guarantor.

The Trustee shall not, without the Guarantor’s consent or unless directed by the Guarantor, agree to any amendment pursuant to Article XI; provided, however, that such consent shall not be unreasonably withheld. The Guarantor may, in writing and in its sole discretion renounce all or any of its rights under Section 7.06 or 7.07 or any requirement for the Guarantor’s consent for any period of time.

Section  7.08

Mortgage Loans, Trust Fund and Accounts Held for Benefit of the Guarantor.

The Trustee shall hold the Trust Fund and the Mortgage Files for the benefit of the Certificateholders and the Guarantor and all references in this Agreement and in the Certificates to the benefit of Holders of the Certificates shall be deemed to include the Guarantor. The Trustee shall cooperate in all reasonable respects with any reasonable request by the Guarantor for action to preserve or enforce the Guarantor’s rights or interests under this Agreement and the Certificates unless, as stated in an Opinion of Counsel addressed to the Trustee and the Guarantor, such action is adverse to the interests of the Certificateholders or diminishes the rights of the Certificateholders or imposes additional burdens or restrictions on the Certificateholders.

The Servicer hereby acknowledges and agrees that it shall service the Mortgage Loans for the benefit of the Certificateholders and for the benefit of the Guarantor, and all references in this Agreement to the benefit of or actions on behalf of the Certificateholders shall be deemed to include the Guarantor.

ARTICLE VIII.

THE TRUSTEE

Section  8.01

Duties of Trustee.

The Trustee, prior to the occurrence of a Servicer Event of Termination of which a Responsible Officer of the Trustee shall have actual knowledge and after the curing of all Servicer Events of Termination which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.  If a Servicer Event of Termination has occurred (which has not been cured) of which a Responsible Officer has actual knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer, the Seller or the Depositor hereunder.  If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee shall notify the Certificateholders and the Guarantor of such instrument in the event that the Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

(i)

prior to the occurrence of a Servicer Event of Termination, and after the curing of all such Servicer Events of Termination which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

(ii)

the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee unless it shall be proved that the Trustee was negligent in ascertaining or investigating the facts related thereto;

(iii)

the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Majority Certificateholders (with the consent of the Guarantor, so long as no Guarantor Default exists and is continuing) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising or omitting to exercise any trust or power conferred upon the Trustee under this Agreement; and

(iv)

the Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in clauses (i) and (ii) of Section 7.01 or any Servicer Event of Termination unless a Responsible Officer of the Trustee at the applicable Corporate Trust Office obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Servicer, the Majority Certificateholders or the Guarantor.  In the absence of such receipt of such notice, the Trustee may conclusively assume that there is no Servicer Event of Termination.

The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement, except with respect to the Trustee during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

The Trustee shall not have any duty (A) to see any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance or (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account, subject to Section 3.05(vi).

Section  8.02

Certain Matters Affecting the Trustee.

(a)

Except as otherwise provided in Section 8.01:

(i)

the Trustee may request and rely upon, and shall be protected in acting or refraining from acting upon, any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)

the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)

the Trustee shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of the Certificateholders or the Guarantor pursuant to the provisions of this Agreement, unless such Certificateholders or the Guarantor, as applicable, shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act;

(iv)

the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)

prior to the occurrence of a Servicer Event of Termination and after the curing of all Servicer Events of Termination which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by the Majority Certificateholder (with the consent of the Guarantor, so long as no Guarantor Default exists and is continuing); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding.  The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be reimbursed by the Servicer upon demand.  Nothing in this clause (v) shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors;

(vi)

the Trustee shall not be accountable, shall have any liability or make any representation as to any acts or omissions hereunder of the Servicer until such time as the Trustee may be required to act as Servicer pursuant to Section 7.02;

(vii)

the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by it with due care; and

(viii)

the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

Section  8.03

Trustee Not Liable for Certificates or Mortgage Loans.

The recitals contained herein and in the Certificates (other than the authentication of the Trustee on the Certificates) shall be taken as the statements of the Seller, and the Trustee assumes no responsibility for the correctness of the same.  The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature of the Trustee and authentication of the Trustee on the Certificates) or of any Mortgage Loan or Related Document.  The Trustee shall not be accountable for the use or application by the Servicer, or for the use or application of any funds paid to the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Servicer.  The Trustee shall not at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation:  the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02); the compliance by the Depositor, the Seller or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee’s receipt of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02), or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02), taken in the name of the Trustee; the failure of the Servicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement.  The Trustee shall not have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder.

Section  8.04

Trustee May Own Certificates.

The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee and may transact any banking and trust business with the Seller, the Servicer, the Depositor, the Guarantor or their Affiliates.

Section  8.05

Seller to Pay Trustee Fees and Expenses.

The Trustee shall withdraw from the Distribution Account on each Distribution Date and pay to itself its fees in an aggregate amount equal to the Trustee Fee pursuant to Section 4.01 and, to the extent the Interest Remittance Amount is at any time insufficient for such purpose, the Seller shall pay such fees as reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Seller will pay or reimburse the Trustee upon their request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from such party’s negligence or bad faith or which is the responsibility of Certificateholders or the Trustee hereunder.  Notwithstanding any other provision of this Agreement, including Section 2.03(a) and Section 2.04, to the contrary, the Seller covenants and agrees to indemnify the Trustee and its respective officers, directors, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, damages, claims or expenses incurred in connection with any legal action relating to this Agreement, the Certificates or incurred in connection with the administration of the Trust, other than with respect to a party, any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence of such party in the performance of their respective duties hereunder or by reason of such party’s reckless disregard of obligations and duties hereunder.  Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits).  The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified, to the extent not paid by the Seller pursuant to this Section, by the Trust Fund and held harmless against any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the Trustee, in the ordinary course of the Trustee’s performance in accordance with the provisions of this Agreement) incurred by the Trustee or such party arising out of or in connection with the acceptance or administration of its duties under this Agreement, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance by the Trustee of its duties under this Agreement or by reason of the reckless disregard of the Trustee’s obligations and duties under this Agreement.  This section shall survive termination of this Agreement or the resignation or removal of any Trustee hereunder.

Section  8.06

Eligibility Requirements for Trustee.

The Trustee hereunder shall at all times be a Department of Housing and Urban Development and Federal Housing Administration approved mortgagee, an entity duly organized and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and a minimum long-term debt rating of BBB by Fitch and S&P and Baa2 or better by Moody’s, and subject to supervision or examination by federal or state authority.  If such entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  The principal office of the Trustee (other than the initial Trustee) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee and the Guarantor at the time such Trustee is appointed Trustee to the effect that the Trust will not be a taxable entity under the laws of such state.  In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section  8.07

Resignation or Removal of Trustee.

The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Servicer, the Guarantor and each Rating Agency.  Upon receiving such notice of resignation, the Depositor, with the approval of the Guarantor, shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee.  If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor or the Guarantor, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of their property shall be appointed, or any public officer shall take charge or control of the Trustee or of their property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor, with the consent of the Guarantor, may remove the Trustee.  If the Depositor, the Guarantor or the Servicer removes the Trustee under the authority of the immediately preceding sentence, the Depositor, with the approval of the Guarantor, shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee.

The Majority Certificateholders may, with the prior written consent of the Guarantor, at any time remove the Trustee by written instrument or instruments delivered to the Servicer, the Depositor and the Trustee and any expenses incurred by the Trustee in connection with such removal shall be reimbursed to it by the Majority Certificateholders promptly upon demand therefor; the Guarantor shall thereupon use its best efforts to appoint a successor Trustee in accordance with this Section.

Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 8.08.

Notwithstanding anything to the contrary contained herein the Trustee may not be removed by the Depositor or the Certificateholders without the prior written consent of the Guarantor, which consent shall not be unreasonably withheld.

If the Trustee resigns or is removed, the Guarantor may terminate any Paying Agent; provided, however, that any such termination of any Paying Agent shall not become effective until a successor Trustee (or a successor Paying Agent on its behalf) shall have assumed in writing the duties of the terminated Paying Agent.

Section  8.08

Successor Trustee.

Any successor Trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, the Rating Agencies, the Guarantor, the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective, and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee.  The Depositor, the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

No successor Trustee shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 8.06 and the appointment of such successor Trustee shall not result in a downgrading of the Regular Certificates by any Rating Agency, as evidenced by a letter from each Rating Agency.

Upon acceptance of appointment by a successor Trustee as provided in this Section 8.08, the successor Trustee shall mail notice of the appointment of a successor Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency.

Notwithstanding anything to the contrary contained herein, the appointment of any successor Trustee pursuant to any provision of this Agreement will be subject to the prior written consent of the Guarantor, which consent shall not be unreasonably withheld.

Section  8.09

Merger or Consolidation of Trustee.

Any entity into which the Trustee may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such entity shall be eligible under the provisions of Section 8.06 and 8.08, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section  8.10

Appointment of Co-Trustee or Separate Trustee.

Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the Guarantor to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders and the Guarantor, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable.  Any such co-trustee or separate trustee shall be subject to the written approval of the Servicer and the Guarantor.  If the Servicer and the Guarantor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case a Servicer Event of Termination shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 8.06, and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.  The Servicer shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)

all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(ii)

no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

(iii)

the Servicer and the Trustee, acting jointly and with the consent of the Guarantor, may at any time accept the resignation of or remove any separate trustee or co-trustee except that following the occurrence of a Servicer Event of Termination, the Trustee acting alone may accept the resignation or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor, the Rating Agencies, the Guarantor and the Servicer.

Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

Section  8.11

Limitation of Liability.

The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement.  Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

Section  8.12

Trustee May Enforce Claims Without Possession of Certificates.

(a)

All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee for the benefit of all Holders of such Certificates, subject to the provisions of this Agreement.  Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders and the Guarantor in respect of which such judgment has been recovered.

(b)

The Trustee shall afford the Seller, the Depositor, the Servicer, the Guarantor and each Certificateholder upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties.  Upon request, the Trustee shall furnish the Seller, the Depositor, the Servicer, the Guarantor, and each Certificateholder with its most recent financial statements.  The Trustee shall cooperate fully with the Seller, the Servicer, the Depositor, the Guarantor and such Certificateholder and shall make available to the Seller, the Servicer, the Depositor, the Guarantor and such Certificateholder for review and copying at the expense of the party requesting such copies, such books, documents or records as may be requested with respect to the Trustee’s duties hereunder.  The Seller, the Depositor, the Servicer, the Guarantor and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

Section  8.13

Suits for Enforcement.

In case a Servicer Event of Termination or other default by the Servicer or the Seller hereunder shall occur and be continuing, the Trustee shall, at the direction of the Majority Certificateholders or the Guarantor, or may, with the consent of the Guarantor, proceed to protect and enforce its rights and the rights of the Certificateholders or the Guarantor under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, and subject to the foregoing, shall deem most effectual to protect and enforce any of the rights of the Trustee, the Guarantor and the Certificateholders.

Section  8.14

Waiver of Bond Requirement.

The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

Section  8.15

Waiver of Inventory, Accounting and Appraisal Requirement.

The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

Section  8.16

Compliance with National Housing Act of 1934.

In performing its duties hereunder with respect to FHA Loans, the Trustee shall comply with all requirements of the National Housing Act of 1934, as amended.

ARTICLE IX.

REMIC ADMINISTRATION

Section  9.01

REMIC Administration.

(a)

REMIC elections as set forth in the Preliminary Statement shall be made by the Trustee on Form 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.  The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement.

(b)

The Closing Date is hereby designated as the “Startup Day” of each REMIC within the meaning of section 860G(a)(9) of the Code.

(c)

The Servicer shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to each REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Servicer in fulfilling its duties hereunder.  The Servicer shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Collection Account.

(d)

The Trustee shall prepare, sign and file, all of the REMICs’ federal and state tax and information returns as the direct representative each REMIC created hereunder.  The expenses of preparing and filing such returns shall be borne by the Trustee.

(e)

The Holder of the Residual Certificate at any time holding the largest Percentage Interest thereof shall be the “tax matters person” as defined in the REMIC Provisions (the “Tax Matters Person”) with respect to each REMIC and shall act as Tax Matters Person for each REMIC.  The Trustee, as agent for the Tax Matters Person, shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority.  Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Trustee, as agent for the Tax Matters Person, shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.  The Trustee, as agent for the Tax Matters Person, shall represent each REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any REMIC, enter into settlement agreements with any government taxing agency, extend any statute of limitations relating to any item of any REMIC and otherwise act on behalf of any REMIC in relation to any tax matter involving the Trust; provided, that to the extent that such representation affects the Guarantor’s obligations hereunder, the Trustee agrees to consult with the Guarantor and accommodate the Guarantor’s reasonable requests.

(f)

The Trustee, the Servicer and the Holders of Certificates shall take any action or cause the REMIC to take any action necessary to create or maintain the status of each REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status.  Neither the Trustee, the Servicer nor the Holder of any Residual Certificate shall take any action, cause any REMIC created hereunder to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of such REMIC as a REMIC or (ii) result in the imposition of a tax upon such REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”) unless the Trustee and the Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.  In addition, prior to taking any action with respect to any REMIC created hereunder or the assets therein, or causing such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee, the Guarantor and the Servicer, or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee, the Guarantor or the Servicer has advised it in writing that an Adverse REMIC Event could occur.

(g)

Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on each REMIC created hereunder by federal or state governmental authorities.  To the extent that such Trust taxes are not paid by a Residual Certificateholder, the Trustee shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in the REMICs or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to Holders of regular interests in the related REMIC.  Subject to the foregoing, in the event that a REMIC incurs a state or local tax, including franchise taxes, as a result of a determination that such REMIC is domiciled in the State of Texas for state tax purposes by virtue of the location of the Servicer, the Servicer agrees to pay on behalf of such REMIC when due, any and all state and local taxes imposed as a result of such a determination when imposed.

In the event that any REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Trustee of its duties and obligations set forth herein, the Trustee shall indemnify the Trust and the Guarantor against any and all Losses resulting from such negligence; provided, however, that the Trustee shall not be liable for any such Losses attributable to the action or inaction of the Servicer, the Depositor or the Holder of such Class R Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Class R Certificate on which the Trustee has relied.  The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Class R Certificate now or hereafter existing at law or in equity.  Notwithstanding the foregoing, however, in no event shall the Trustee have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Trustee of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

(h)

The Trustee, as agent for the Tax Matters Person, shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis.

(i)

No additional contributions of assets shall be made to any REMIC created hereunder, except as expressly provided in this Agreement with respect to Eligible Substitute Mortgage Loans.

(j)

Neither the Trustee nor the Servicer shall enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services.

(k)

On or before April 15 of each calendar year beginning in 2003, the Servicer shall deliver to the Trustee, the Guarantor and each Rating Agency an Officers’ Certificate stating the Servicer’s compliance with the provisions of this Section 9.01.

(l)

The Trustee will apply for an Employee Identification Number from the Internal Revenue Service via a Form SS-4 or other acceptable method for all tax entities and shall complete the Form 8811.

(m)

  For federal income tax purposes, in the event that the beneficial ownership of the Class N Certificates and the Class X Certificates is held by separate persons for tax purposes, the Trustee shall treat the Class N Certificates as debt of the Class X Certificateholders for federal income tax purposes and shall not treat such Class of Certificates as an interest in any REMIC created hereunder.  In the event that the beneficial ownership of the Class N Certificates and the Class X Certificates is held by the same person, the Trustee shall treat the Class N Certificates as not having been issued for federal income tax purposes so that the entire economic entitlement of the Class N Certificates and Class X Certificates (excluding the Class X Certificates right to receive amounts from the LIBOR Carryover Reserve Account) will represent a “regular interest” in REMIC 5.

Section  9.02

Prohibited Transactions and Activities.

Neither the Seller, the Depositor, the Servicer nor the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of any REMIC created hereunder pursuant to Article X of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a repurchase of Mortgage Loans pursuant to Article II of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless it and the Guarantor have received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) affect adversely the status of any REMIC created hereunder as a REMIC or of the interests therein other than the Residual Certificates as the regular interests therein, (b) affect the distribution of interest or principal on the Certificates, (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement) or (d) cause any REMIC created hereunder to be subject to a tax on prohibited transactions or prohibited contributions pursuant to the REMIC Provisions.

Section  9.03

Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

In the event that any REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Servicer of its duties and obligations set forth herein, the Servicer shall indemnify the Trust Fund and the Guarantor against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that the Servicer shall not be liable for any such Losses attributable to the action or inaction of the Trustee, the Depositor or the Holder of such Residual Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate on which the Servicer has relied.  The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate now or hereafter existing at law or in equity.  Notwithstanding the foregoing, however, in no event shall the Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

ARTICLE X.

TERMINATION

Section  10.01

Termination.

(a)

The respective obligations and responsibilities of the Seller, the Servicer, the Depositor, the Trustee, the Guarantor and the Certificate Registrar created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Servicer to send certain notices as hereinafter set forth) shall terminate upon notice to the Trustee upon the later of (i) the payment in full of all amounts owing to the Guarantor unless the Guarantor shall otherwise consent and (ii) the earliest of (A) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (B) the final payment or other liquidation of the last Mortgage Loan in the Trust, and (C) the optional purchase by the Servicer or an Affiliate of the Servicer of the Mortgage Loans as described below.  Notwithstanding the foregoing, in no event shall the trust created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and (ii) the Distribution Date in September 2035.

The Servicer of the Group II Mortgage Loans or an Affiliate of that Servicer may, at its option, terminate the Mortgage Loans in the Trust Fund and retire the Offered Certificates and the Class B-3 Certificates on the next succeeding Distribution Date upon which the aggregate current Pool Balance is less than 10% of the aggregate Pool Balance of the Mortgage Loans as of the Cut-off Date by purchasing all of the outstanding (i) Mortgage Loans in the Trust Fund at a price equal to the outstanding Principal Balance of the Mortgage Loans and except to the extent previously advanced by the Servicer, accrued and unpaid interest thereon at the weighted average of the Mortgage Interest Rates through the end of the Collection Period preceding the final Distribution Date plus unreimbursed Servicing Advances, Advances and any unpaid Servicing Fees and Special Servicing Fees allocable to such Mortgage Loans, (ii) REO Properties in the Trust Fund at a price equal to the lesser of (a) the appraised value of any REO Property as determined by an appraisal completed by an independent appraiser selected by the Servicer at the expense of the Servicer and (b) the unpaid Principal Balance of each Mortgage Loan related to any REO Property, in each case plus accrued and unpaid interest thereon at the applicable Mortgage Interest Rate and (iii) any related LIBOR Carryover Amount (the “Termination Price”); provided, however, that in no event shall the Termination Price be less than an amount that would be sufficient to repay all amounts due and owing to the Guarantor under this Agreement.

In connection with any such purchase pursuant to the preceding paragraph, the Servicer shall deliver to the Trustee for deposit in the Distribution Account all amounts then on deposit in the Collection Account (less amounts permitted to be withdrawn by the Servicer pursuant to Section 3.07), which deposit shall be deemed to have occurred immediately following such purchase.

Any such purchase shall be accomplished by delivery to the Trustee for deposit into the Distribution Account as part of Available Funds on the Determination Date before such Distribution Date of the Termination Price and the delivery of an opinion of counsel in form and substance acceptable to the Guarantor that such termination is a “Qualified Liquidation,” under Section 860F of the Code, of REMIC 1 and of each other REMIC.  The entity effecting the termination pursuant to this Section 10.01(a) (such entity the “Terminator”) shall indemnify the Guarantor for any claims under this Agreement due to the Terminator’s exercise of such option.

(b)

Notice of any termination, specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee upon the Trustee receiving notice of such date from the Servicer, by letter to the Certificateholders and the Guarantor mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the 15th day of the month of such final distribution specifying (1) the Distribution Date upon which final distribution of the Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final distribution and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

(c)

Upon presentation and surrender of the Certificates pursuant to Section 10.01, the Trustee shall cause to be distributed to the Holders of the Certificates on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Class and to the extent that funds are available for such purpose, an amount equal to the amount required to be distributed to such Holders in accordance with the provisions of Sections 4.01 and 4.02 for such Distribution Date.  With respect to the terminated Certificates, on the final Distribution Date therefor, the Trustee will withdraw from the Distribution Account and remit to the Guarantor the lesser of (x) the amount available for distribution on such final Distribution Date, net of any portion thereof necessary to pay Holders of the Guaranteed Certificates pursuant to Section 4.01 and any amounts owing to the Trustee in respect of the Trustee Fee (or any other amount payable or reimbursable to the Trustee pursuant to this Agreement, including, but not limited to Section 7.02 and Section 8.05) and due and unpaid Advances, Servicing Advances and Servicing Fees and (y) the unpaid amounts due and owing to the Guarantor relating to the Guaranteed Certificates pursuant to Sections 4.01, 4.07 and 4.09.

(d)

In the event that all Certificateholders shall not surrender their Certificates for final payment and cancellation on or before such final Distribution Date, the Trustee shall promptly following such date cause all funds in the Distribution Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Servicer (if the Servicer has exercised its right to purchase the Mortgage Loans) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders, to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Residual Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds, and such Certificateholders shall look to the Residual Certificateholders for payment.

Section  10.02

Additional Termination Requirements.

(a)

In the event that the Servicer exercises its purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee and the Guarantor shall have been furnished with an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section will not (i) result in the imposition of taxes on “prohibited transactions” of the Trust as defined in Section 860F of the Code or (ii) cause any REMIC constituting part of the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

(i)

The Trustee shall designate a date within 90 days prior to the final Distribution Date as the date of adoption of plans of complete liquidation of each REMIC and shall specify such date in the final federal income tax return of each REMIC;

(ii)

After the date of adoption of such plans of complete liquidation and at or prior to the final Distribution Date, the Trustee shall sell all of the assets of the Trust to the Servicer for cash; and

(iii)

At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited in the following order of priority (A) (i) to the Holders of the Class A Certificates and (ii) to the Class M-1, Class M- 2 and Class B Certificates, the related Certificate Principal Balance, as applicable, plus one month’s interest thereon at the applicable Pass-Through Rate, (B) to the Class N and Class X Certificates in respect of the Class X/N Interest, the amount of any remaining Monthly Excess Cash Flow Amounts not previously distributed thereon, (C) to the Guarantor, all amounts owing to the Guarantor under this Agreement, (D) to the remaining REMIC Regular Interests the amounts allocable thereto pursuant to Section 4.08 and (E) to the Class R, Class R-4 and Class R-5 Certificateholders, all cash on hand in respect of the related REMIC or REMICs after such payment (other than cash retained to meet claims) and the Trust shall terminate at such time.

(b)

By their acceptance of Certificates, the Holders thereof hereby agree to appoint the Trustee as their attorney in fact to:  (i) designate such date of adoption of plans of complete liquidation upon the written request of the Guarantor and (ii) to take such other action in connection therewith as may be reasonably required to carry out such plans of complete liquidation all in accordance with the terms hereof.

ARTICLE XI.

MISCELLANEOUS PROVISIONS

Section  11.01

Amendment.

This Agreement may be amended from time to time by the Seller, the Depositor, the Servicer, the Guarantor and the Trustee; and without the consent of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein or (iii) to make any other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement; provided, however, that any such action listed in clause (i) through (iii) above shall not adversely affect in any respect the interests of any Certificateholder, as evidenced by (A) notice in writing to the Depositor, the Servicer and the Trustee from the Rating Agencies that such action will not result in the reduction or withdrawal of the rating of any outstanding Class of Certificates (without regard to the Guarantee of the Guarantor) with respect to which it is a Rating Agency, or (B) an Opinion of Counsel delivered to the Servicer and the Trustee.

In addition, (i) this Agreement may be amended from time to time by Seller, the Depositor, the Servicer and the Trustee, with the consent of the Guarantor (which consent shall not be unreasonably withheld) and (ii) the Servicer, the Seller, the Depositor, the Trustee and the Guarantor may from time to time consent to the amendment of this Agreement, in each case with the consent of the Majority Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment or waiver shall (x) reduce in any manner the amount of, or delay the timing of, payments on the Certificates which are required to be made on any Certificate without the consent of the Holder of such Certificate, (y) adversely affect in any material respect the interests of the Holders of any Class of Certificates (as evidenced by (i) notice in writing to the Depositor, the Servicer and the Trustee from the Rating Agencies that such action will not result in the reduction or withdrawal of the rating of any outstanding Class of Certificates (without regard to the Guarantee of the Guarantor) with respect to which it is a Rating Agency, or (ii) an Opinion of Counsel delivered to the Servicer, the Guarantor and the Trustee) in a manner other than as described in clause (x) above, without the consent of the Holders of Certificates of such Class evidencing at least a 66% Percentage Interest in such Class, or (z) reduce the percentage of Voting Rights required by clause (y) above without the consent of the Holders of all Certificates of such Class then outstanding.  Upon approval of an amendment, a copy of such amendment shall be sent to the Rating Agencies.  Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized or permitted by this Agreement.  The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s own rights, duties or immunities under this Agreement.

Notwithstanding any provision of this Agreement to the contrary, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, delivered by (and at the expense of) the Person seeking such Amendment and satisfactory to the Guarantor, to the effect that such amendment will not result in the imposition of a tax on any REMIC constituting part of the Trust Fund pursuant to the REMIC Provisions or cause any REMIC constituting part of the Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding and that the amendment is being made in accordance with the terms hereof.

Promptly after the execution of any such amendment the Trustee shall furnish, at the expense of the Person that requested the amendment if such Person is the Seller or the Servicer (but in no event at the expense of the Trustee), otherwise at the expense of the Trust, a copy of such amendment and the Opinion of Counsel referred to in the immediately preceding paragraph to the Servicer, the Guarantor and each Rating Agency.

It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment; instead it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

Section  11.02

Recordation of Agreement; Counterparts.

To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the expense of the Trust, but only upon direction of Certificateholders or the Guarantor, accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

Section  11.03

Limitation on Rights of Certificateholders.

The death or incapacity of any Certificateholder shall not (i) operate to terminate this Agreement or the Trust, (ii) entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

Except as expressly provided for herein, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as herein provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.  It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section 11.03 each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section  11.04

Governing Law; Jurisdiction.

This Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws (without regard to the conflicts of laws provisions thereof).  With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

Section  11.05

Notices.

All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Seller, Credit-Based Asset Servicing and Securitization LLC, 335 Madison Avenue, 19th Floor, New York, New York, Attention:  Director - Mortgage Finance (telecopy number (212) 850-7760), or such other address or telecopy number as may hereafter be furnished to the Depositor and the Trustee in writing by the Seller, (b) in the case of the Trustee, U.S. Bank National Association, 450 West 33rd Street, 14th Floor, New York, New York 10001, Attention: Institutional Trust Services, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB4, or such other address as may hereafter be furnished to the Depositor, the Seller and the Servicer in writing by the Trustee, (c) in the case of the Depositor, Residential Asset Funding Corporation, One Wachovia Center, 301 S. College Street, Charlotte, North Carolina  28288, or such other address as may be furnished to the Seller, the Servicer and the Trustee in writing by the Depositor, (d) in the case of the Servicer, Litton Loan Servicing LP, 4828 Loop Central Drive, Houston, Texas 77081, Attention:  Janice McClure, or such other address as may be furnished to the Seller, the Depositor, the Guarantor and the Trustee in writing by the Servicer and (e) in the case of the Guarantor, 8200 Jones Branch Drive, McLean, Virginia  22101, Attention: Director, Mortgage Security Operations—Funding and Investments, or such other address as may be furnished to the Seller, the Depositor, the Servicer and the Trustee in writing by the Guarantor.  Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register.  Notice of any Servicer Event of Termination shall be given by telecopy and by certified mail.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have duly been given when mailed, whether or not the Certificateholder receives such notice.  A copy of any notice required to be telecopied hereunder shall also be mailed to the appropriate party in the manner set forth above.

Section  11.06

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section  11.07

Article and Section References.

All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

Section  11.08

Notice to the Rating Agencies and the Guarantor.

(a)

Each of the Trustee and the Servicer shall be obligated to use its best reasonable efforts promptly to provide notice to the Rating Agencies and the Guarantor with respect to each of the following of which a Responsible Officer of the Trustee or the Servicer, as the case may be, has actual knowledge:

(i)

any material change or amendment to this Agreement;

(ii)

the occurrence of any Servicer Event of Termination that has not been cured or waived;

(iii)

the resignation or termination of the Servicer or the Trustee;

(iv)

the final payment to Holders of the Certificates of any Class;

(v)

any change in the location of any Account; and

(vi)

if the Trustee is acting as successor Servicer pursuant to Section 7.02 hereof, any event that would result in the inability of the Trustee to make Advances.

(vii)

In addition, the Servicer shall promptly furnish to each Rating Agency copies of the following:

(A)

each annual statement as to compliance described in Section 3.19 hereof;

(B)

each annual independent public accountants’ servicing report described in Section 3.20 hereof; and

(C)

each notice delivered pursuant to Section 7.01(a) hereof which relates to the fact that the Servicer has not made an Advance.

Any such notice pursuant to this Section 11.08 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to Moody’s Investors Service, Inc., 99 Church Street, New York, New York  10007, Attention: Managing Director, Residential Mortgage-Backed Securities; Fitch Ratings, One State Street Plaza, New York, New York  10004, Attention:  Managing Director, Residential Mortgage-Backed Securities; Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York  10041, Attention: Mortgage Surveillance Group; and Freddie Mac, 8200 Jones Branch Drive, McLean, Virginia  22101, Attention: Director, Mortgage Security Operations—Funding and Investments.

Section  11.09

Further Assurances.

Notwithstanding any other provision of this Agreement, neither the Regular Certificateholders nor the Trustee shall have any obligation to consent to any amendment or modification of this Agreement unless they have been provided reasonable security or indemnity against their out-of-pocket expenses (including reasonable attorneys’ fees) to be incurred in connection therewith.

Section  11.10

Benefits of Agreement.

Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Certificateholders and the Guarantor and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.  Notwithstanding the foregoing, any rights or obligations of the Guarantor under this Agreement, other than those relating to indemnification, shall expire on the Distribution Date on which all amounts due and owing to the Class AV-1 Certificates and any Guarantor Reimbursement Amounts have been repaid in full.

Section  11.11

Acts of Certificateholders.

(a)

Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and such action shall become effective when such instrument or instruments are delivered to the Trustee, the Seller and the Servicer.  Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “act” of the Certificateholders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust, if made in the manner provided in this Section 11.11.

(b)

The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.  Whenever such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

(c)

Any request, demand, authorization, direction, notice, consent, waiver or other action by any Certificateholder shall bind every future Holder of such Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificate.

IN WITNESS WHEREOF, the Seller, the Depositor, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

RESIDENTIAL ASSET FUNDING

CORPORATION, as Depositor

By:

Name:

Title:

CREDIT-BASED ASSET SERVICING AND

SECURITIZATION LLC, as Seller

By:

Name:

Title:

LITTON LOAN SERVICING LP, as Servicer

By:

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:

Name:

Title:

FEDERAL HOME LOAN MORTGAGE

CORPORATION, as Guarantor

By:

Name:

Title:

STATE OF NORTH CAROLINA

)

) ss.:

COUNTY OF

)

On the __th day of August, 2002 before me, a notary public in and for said State, personally appeared ____________, known to me to be a Vice President of Residential Asset Funding Corporation, a North Carolina corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

STATE OF

)

) ss.:

COUNTY OF

)

On the __ day of August 2002 before me, a notary public in and for said State, personally appeared _______________ known to me to be a ______________  Credit-Based Asset Servicing and Securitization LLC, a limited liability company that executed the within instrument, and also known to me to be the person who executed it on behalf of said limited liability company, and acknowledged to me that such limited liability company executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

STATE OF

)

) ss.:

COUNTY OF

)

On the ___ day of August 2002 before me, a notary public in and for said State, personally appeared ________________, known to me to be an ____________________ of U.S. Bank National Association, a _______________ banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

STATE OF TEXAS

)

) ss.:

COUNTY OF

)

On the __th day of August 2002 before me, a notary public in and for said State, personally appeared Janice McClure, known to me to be a Senior Vice President of Litton Loan Servicing LP, a Delaware limited partnership, that executed the within instrument, and also known to me to be the person who executed it on behalf of said limited partnership, and acknowledged to me that such limited partnership executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

EXHIBIT A-1

FORM OF CLASS AV-1 CERTIFICATE

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

THIS CLASS AV-1 CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE.  ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES

SERIES 2002-CB4, CLASS AV-1

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

RESIDENTIAL ASSET FUNDING CORPORATION

Series 2002-CB4, Class AV-1 Pass-Through Rate: Variable Date of Pooling and Servicing Agreement and Cut-off Date: August 1, 2002 First Distribution Date: September 25, 2002 No. CUSIP:

Original Class Certificate Principal Balance of the Class AV-1 Certificates as of the Closing Date:  $90,650,000

Initial Certificate Principal Balance: $[  ]

Servicer:  Litton Loan Servicing LP

Trustee:  U.S. Bank National Association

Closing Date: August 27, 2002

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN RESIDENTIAL ASSET FUNDING CORPORATION, THE SERVICER, THE GUARANTOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES.  THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES, OTHER THAN FREDDIE MAC.

This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class AV-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class AV-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Residential Asset Funding Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Servicer, the Seller, the Guarantor and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the “Record Date”), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class AV-1 Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

The Class AV-1 Pass-Through Rate on each Distribution Date will be a rate per annum equal to the lesser of (i) LIBOR as of the related LIBOR Determination Date, plus the Class AV-1 Certificate Margin and (ii) the related Rate Cap for such distribution.  Interest will accrue on the Class AV-1 Certificates during each Interest Accrual Period at the Class AV-1 Pass-Through Rate.

This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class AV-1 Certificates.

The Class AV-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Guarantor, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Guarantor and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification.  In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder’s prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, or (ii) that the Depositor and the Certificate Registrar shall require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such.  None of the Depositor, the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification.  Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and any Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicer, the Guarantor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Guarantor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Guarantor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2002

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:________________________________

      Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Class AV-1 Certificates referred to in the within-mentioned Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar

By:________________________________

      Authorized Signatory

Date of authentication: August __, 2002

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT - Custodian (Cust) (Minor) under Uniform Gifts to Minors Act
TEN ENT - as tenants by the entireties	__________________ (State)
JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________ (Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________ for the account of __________________________________, account number _________________, or, if mailed by check, to __________________________.  Applicable statements should be mailed to ______________________________________________.  This information is provided by _________________________________________, the assignee named above, or ___________________________________________________, as its agent.

EXHIBIT A-2

FORM OF CLASS A-IO CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES

SERIES 2002-CB4, CLASS A-IO

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

RESIDENTIAL ASSET FUNDING CORPORATION

Series 2002-CB4, Class A-IO	Original Class A-IO Notional Amount as of the Closing Date: $112,000,000
Pass-Through Rate: Variable	Initial Notional Amount: $[ ]
Date of Pooling and Servicing Agreement and Cut-off Date: August 1, 2002	Servicer: Litton Loan Servicing LP
First Distribution Date: September 25, 2002	Trustee: U.S. Bank National Association
No.	Closing Date: August [27], 2002
CUSIP:

THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.  ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL AMOUNT REPRESENTED HEREBY.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN RESIDENTIAL ASSET FUNDING CORPORATION, THE SERVICER, THE GUARANTOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES.  THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that ___________________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Notional Amount of this Certificate by the Original Class A-IO Notional Amount) in that certain beneficial ownership interest evidenced by all the Class A-IO Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Residential Asset Funding Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Servicer, the Seller, the Guarantor and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs or the Closing Date, in the case of the first Distribution Date (the “Record Date”), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-IO Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-IO Certificates the aggregate Initial Notional Amount of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

The Class A-IO Pass-Through Rate for each Distribution Date (i) in or prior to February 2003, the lesser of (1) 6.50% per annum and (2) the applicable Rate Cap for such Distribution Date, (ii) from and including the Distribution Date in March 2003 through and including the Distribution Date on August 2003, the lesser of (1) 3.50% per annum and (2) the applicable Rate Cap for such Distribution Date and (iii) after the Distribution Date in August 2003, 0.00%.

This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class A-IO Certificates.

The Class A-IO Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Guarantor, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller, the Guarantor and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicer, the Guarantor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Guarantor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Guarantor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2002

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:________________________________

      Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Class A-IO Certificates referred to in the within-mentioned Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar

By:________________________________

      Authorized Signatory

Date of authentication: August __, 2002

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT - Custodian (Cust) (Minor) under Uniform Gifts to Minors Act
TEN ENT - as tenants by the entireties	________________ (State)
JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________ (Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________ for the account of _______________________________, account number ______________, or, if mailed by check, to ___________________________.  Applicable statements should be mailed to ___________________________________.  This information is provided by ___________________________________, the assignee named above, or ________________________________________, as its agent.

EXHIBIT A-3

FORM OF CLASS AF-1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES

SERIES 2002-CB4, CLASS AF-1

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

RESIDENTIAL ASSET FUNDING CORPORATION

Series 2002-CB4, Class AF-1 Pass-Through Rate: Variable Date of Pooling and Servicing Agreement and Cut-off Date: August 1, 2002 First Distribution Date: September 25, 2002 No. CUSIP:

Original Class Certificate Principal Balance of the Class AF-1 Certificates as of the Closing Date:  $93,800,000

Initial Certificate Principal Balance: $[  ]

Servicer:  Litton Loan Servicing LP

Trustee:  U.S. Bank National Association

Closing Date: August [27], 2002

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN RESIDENTIAL ASSET FUNDING CORPORATION, THE SERVICER, THE GUARANTOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES.  THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class AF-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class AF-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Residential Asset Funding Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Servicer, the Seller, the Guarantor and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the “Record Date”), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class AF-1 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class AF-1 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class AF-1 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

The Class AF-1 Pass-Through Rate on each Distribution Date will be a rate per annum equal to the lesser of (i) LIBOR as of the related LIBOR Determination Date, plus the Class AF-1 Certificate Margin and (ii) the related Rate Cap for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class AF-1 Certificates.

The Class AF-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Guarantor, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Guarantor and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicer, the Guarantor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Guarantor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Guarantor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2002

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:___________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Class AF-1 Certificates referred to in the within-mentioned Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar

By:___________________________________

Authorized Signatory

Date of authentication: August __, 2002

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT - Custodian (Cust) (Minor) under Uniform Gifts to Minors Act
TEN ENT - as tenants by the entireties	________________ (State)
JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________ (Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________ for the account of __________________________________, account number _________________, or, if mailed by check, to __________________________.  Applicable statements should be mailed to ______________________________________________.  This information is provided by _________________________________________, the assignee named above, or ___________________________________________________, as its agent.

EXHIBIT A-4

FORM OF CLASS AF-2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES

SERIES 2002-CB4, CLASS AF-2

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

RESIDENTIAL ASSET FUNDING CORPORATION

Series 2002-CB4, Class AF-2 Pass-Through Rate: Fixed Date of Pooling and Servicing Agreement and Cut-off Date: August 1, 2002 First Distribution Date: September 25, 2002 No. CUSIP:

Original Class Certificate Principal Balance of the Class AF-2 Certificates as of the Closing Date:  $33,700,000

Initial Certificate Principal Balance: $[  ]

Servicer:  Litton Loan Servicing LP

Trustee:  U.S. Bank National Association

Closing Date: August [27], 2002

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN RESIDENTIAL ASSET FUNDING CORPORATION, THE SERVICER, THE GUARANTOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES.  THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class AF-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class AF-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Residential Asset Funding Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Servicer, the Seller, the Guarantor and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the “Record Date”), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class AF-2 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class AF-2 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class AF-2 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

The Class AF-2 Pass-Through Rate on each Distribution Date will be a rate per annum equal to the lesser of (i) 3.610% per annum and (ii) the applicable Rate Cap for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class AF-2 Certificates.

The Class AF-2 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Guarantor, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Guarantor and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicer, the Guarantor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Guarantor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Guarantor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2002

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:___________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Class AF-2 Certificates referred to in the within-mentioned Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar

By:___________________________________

Authorized Signatory

Date of authentication: August __, 2002

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT - Custodian (Cust) (Minor) under Uniform Gifts to Minors Act
TEN ENT - as tenants by the entireties	________________ (State)
JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________ (Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________ for the account of __________________________________, account number _________________, or, if mailed by check, to __________________________.  Applicable statements should be mailed to ______________________________________________.  This information is provided by _________________________________________, the assignee named above, or ___________________________________________________, as its agent.

EXHIBIT A-5

FORM OF CLASS AF-3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES

SERIES 2002-CB4, CLASS AF-3

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

RESIDENTIAL ASSET FUNDING CORPORATION

Series 2002-CB4, Class AF-3 Pass-Through Rate: Fixed Date of Pooling and Servicing Agreement and Cut-off Date: August 1, 2002 First Distribution Date: September 25, 2002 No. CUSIP:

Original Class Certificate Principal Balance of the Class AF-3 Certificates as of the Closing Date:  $12,100,000

Initial Certificate Principal Balance: $[  ]

Servicer:  Litton Loan Servicing LP

Trustee:  U.S. Bank National Association

Closing Date: August [27], 2002

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN RESIDENTIAL ASSET FUNDING CORPORATION, THE SERVICER, THE GUARANTOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES.  THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class AF-3 Certificates) in that certain beneficial ownership interest evidenced by all the Class AF-3 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Residential Asset Funding Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Servicer, the Seller, the Guarantor and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the “Record Date”), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class AF-3 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class AF-3 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class AF-3 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

The Class AF-3 Pass-Through Rate on each Distribution Date will be a rate per annum equal to the lesser of (i) 4.527% per annum and (ii) the applicable Rate Cap for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class AF-3 Certificates.

The Class AF-3 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Guarantor, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Guarantor and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicer, the Guarantor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Guarantor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Guarantor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2002

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:___________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Class AF-3 Certificates referred to in the within-mentioned Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar

By:___________________________________

Authorized Signatory

Date of authentication: August __, 2002

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT - Custodian (Cust) (Minor) under Uniform Gifts to Minors Act
TEN ENT - as tenants by the entireties	________________ (State)
JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________ (Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________ for the account of __________________________________, account number _________________, or, if mailed by check, to __________________________.  Applicable statements should be mailed to ______________________________________________.  This information is provided by _________________________________________, the assignee named above, or ___________________________________________________, as its agent.

EXHIBIT A-6

FORM OF CLASS AF-4 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES

SERIES 2002-CB4, CLASS AF-4

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

RESIDENTIAL ASSET FUNDING CORPORATION

Series 2002-CB4, Class AF-4 Pass-Through Rate: Fixed Date of Pooling and Servicing Agreement and Cut-off Date: August 1, 2002 First Distribution Date: September 25, 2002 No. CUSIP:

Original Class Certificate Principal Balance of the Class AF-4 Certificates as of the Closing Date:  $12,710,000

Initial Certificate Principal Balance: $[  ]

Servicer:  Litton Loan Servicing LP

Trustee:  U.S. Bank National Association

Closing Date: August [27], 2002

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN RESIDENTIAL ASSET FUNDING CORPORATION, THE SERVICER, THE GUARANTOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES.  THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class AF-4 Certificates) in that certain beneficial ownership interest evidenced by all the Class AF-4 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Residential Asset Funding Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Servicer, the Seller, the Guarantor and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the “Record Date”), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class AF-4 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class AF-4 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class AF-4 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

The Class AF-4 Pass-Through Rate for each Distribution Date on or prior to the Optional Termination Date, the lesser of (i) 5.169% per annum and (ii) the applicable Rate Cap for such Distribution Date, and for each Distribution Date following the Optional Termination Date, the lesser of (i) 5.669% per annum and (ii) the applicable Rate Cap for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class AF-4 Certificates.

The Class AF-4 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Guarantor, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Guarantor and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicer, the Guarantor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Guarantor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Guarantor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2002

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:___________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Class AF-4 Certificates referred to in the within-mentioned Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar

By:___________________________________

Authorized Signatory

Date of authentication: August __, 2002

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT - Custodian (Cust) (Minor) under Uniform Gifts to Minors Act
TEN ENT - as tenants by the entireties	________________ (State)
JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________ (Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________ for the account of __________________________________, account number _________________, or, if mailed by check, to __________________________.  Applicable statements should be mailed to ______________________________________________.  This information is provided by _________________________________________, the assignee named above, or ___________________________________________________, as its agent.

EXHIBIT B-1

FORM OF CLASS B-1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS AV-1, CLASS A-IO, CLASS AF-1, CLASS AF-2, CLASS AF-3, CLASS AF-4, CLASS M-1 AND CLASS M-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A “PLAN”), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT.”  EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE TO THE CERTIFICATE REGISTRAR.  THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES

SERIES 2002-CB4, CLASS B-1

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

RESIDENTIAL ASSET FUNDING CORPORATION

Series 2002-CB4, Class B-1	Original Class Certificate Principal Balance of the Class B-1 Certificates as of the Closing Date: $16,930,000
Pass-Through Rate: Variable	Initial Certificate Principal Balance: $[ ]
Date of Pooling and Servicing Agreement and Cut-off Date: August 1, 2002	Servicer: Litton Loan Servicing LP
First Distribution Date: September 25, 2002	Trustee: U.S. Bank National Association
No.	Closing Date: August [27], 2002
CUSIP:

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN RESIDENTIAL ASSET FUNDING CORPORATION, THE SERVICER, THE GUARANTOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES.  THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that ______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class B-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class B-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Residential Asset Funding Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Servicer, the Seller, the Guarantor and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the “Record Date”), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-1 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class B-1 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class B-1 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

The Class B-1 Pass-Through Rate on each Distribution Date will be a rate per annum equal to the lesser of (i) LIBOR as of the related LIBOR Determination Date, plus the Class B-1 Certificate Margin and (ii) the related Rate Cap for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class B-1 Certificates.

The Class B-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

This certificate is subordinated in right of payment to the Class AV-1, Class A-IO, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class M-1 and Class M-2 Certificates as described in the Pooling and Servicing Agreement referred to herein.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Guarantor, the Trustee, the Guarantor and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller, the Guarantor and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicer, the Guarantor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Guarantor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Guarantor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2002

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:___________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Class B-1 Certificates referred to in the within-mentioned Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar

By:___________________________________

Authorized Signatory

Date of authentication: August __, 2002

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT - Custodian (Cust) (Minor) under Uniform Gifts to Minors Act
TEN ENT - as tenants by the entireties	________________ (State)
JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________ (Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________ for the account of __________________________________, account number _________________, or, if mailed by check, to __________________________.  Applicable statements should be mailed to ______________________________________________.  This information is provided by _________________________________________, the assignee named above, or ___________________________________________________, as its agent.

EXHIBIT B-2

FORM OF CLASS B-2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS AV-1, CLASS AF-1, CLASS AF-2, CLASS AF-3, CLASS AF-4, CLASS M-1, CLASS M-2 AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A “PLAN”), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT.”  EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE TO THE CERTIFICATE REGISTRAR.  THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES

SERIES 2002-CB4, CLASS B-2

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

RESIDENTIAL ASSET FUNDING CORPORATION

Series 2002-CB4, Class B-2	Original Class Certificate Principal Balance of the Class B-2 Certificates as of the Closing Date: $2,940,000
Pass-Through Rate: Variable	Initial Certificate Principal Balance $[ ]
Date of Pooling and Servicing Agreement and Cut-off Date: August 1, 2002	Servicer: Litton Loan Servicing LP
First Distribution Date: September 25, 2002	Trustee: U.S. Bank National Association
No.	Closing Date: August [27], 2002
CUSIP:

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN RESIDENTIAL ASSET FUNDING CORPORATION, THE SERVICER, THE GUARANTOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES.  THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that ______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class B-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class B-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Residential Asset Funding Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Servicer, the Seller, the Guarantor and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the “Record Date”), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-2 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class B-2 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class B-2 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

The Class B-2 Pass-Through Rate on each Distribution Date will be a rate per annum equal to the lesser of (i) LIBOR as of the related LIBOR Determination Date, plus the Class B-2 Certificate Margin and (ii) the Rate Cap for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class B-2 Certificates.

The Class B-2 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

This certificate is subordinated in right of payment to the Class AV-1, Class A-IO, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2 and Class B-1 Certificates as described in the Pooling and Servicing Agreement referred to herein.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Guarantor, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller, the Guarantor and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicer, the Guarantor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Guarantor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Guarantor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2002

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:___________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Class B-2 Certificates referred to in the within-mentioned Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar

By:___________________________________

Authorized Signatory

Date of authentication: August __, 2002

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT - Custodian (Cust) (Minor) under Uniform Gifts to Minors Act
TEN ENT - as tenants by the entireties	________________ (State)
JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________ (Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:   ____________________________________.

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________ for the account of __________________________________, account number _________________, or, if mailed by check, to __________________________.  Applicable statements should be mailed to ______________________________________________.  This information is provided by _________________________________________, the assignee named above, or ___________________________________________________, as its agent.

EXHIBIT B-3

FORM OF CLASS B-3 CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS AV-1, CLASS A-IO, CLASS AF-1, CLASS AF-2, CLASS AF-3, CLASS AF-4, CLASS M-1, CLASS M-2, CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A “PLAN”), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT.”  EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE TO THE CERTIFICATE REGISTRAR.  THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

THIS CLASS B-3 CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE.  ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES

SERIES 2002-CB4, CLASS B-3

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

RESIDENTIAL ASSET FUNDING CORPORATION

Series 2002-CB4, Class B-3	Original Class Certificate Principal Balance of the Class B-3 Certificates as of the Closing Date: $[________]
Pass-Through Rate: Variable	Initial Certificate Principal Balance: $[ ]
Date of Pooling and Servicing Agreement and Cut-off Date: August 1, 2002	Servicer: Litton Loan Servicing LP
First Distribution Date: September 25, 2002	Trustee: U.S. Bank National Association
No.	Closing Date: August [27], 2002
CUSIP:

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN RESIDENTIAL ASSET FUNDING CORPORATION, THE SERVICER, THE GUARANTOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES.  THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that ______________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class B-3 Certificates) in that certain beneficial ownership interest evidenced by all the Class B-3 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Residential Asset Funding Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Servicer, the Seller, the Guarantor and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the “Record Date”), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-3 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class B-3 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class B-3 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

The Class B-3 Pass-Through Rate on each Distribution Date will be a rate per annum equal to the lesser of (i) LIBOR as of the related LIBOR Determination Date, plus the Class B-3 Certificate Margin and (ii) the related Rate Cap for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class B-3 Certificates.

The Class B-3 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

This certificate is subordinated in right of payment to the Class AV-1, Class A-IO, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates as described in the Pooling and Servicing Agreement referred to herein.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Guarantor, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller, the Guarantor and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification.  In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder’s prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, or (ii) that the Depositor and the Certificate Registrar shall require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such.  None of the Depositor, the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification.  Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and any Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicer, the Guarantor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Guarantor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Guarantor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2002

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:___________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Class B-3 Certificates referred to in the within-mentioned Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar

By:___________________________________

Authorized Signatory

Date of authentication: August __, 2002

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT - Custodian (Cust) (Minor) under Uniform Gifts to Minors Act
TEN ENT - as tenants by the entireties	________________ (State)
JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________ (Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________ for the account of __________________________________, account number _________________, or, if mailed by check, to __________________________.  Applicable statements should be mailed to ______________________________________________.  This information is provided by _________________________________________, the assignee named above, or ___________________________________________________, as its agent.

EXHIBIT C-1-1

FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE “RESIDUAL INTEREST” IN FIVE SEPARATE “REAL ESTATE MORTGAGE INVESTMENT CONDUITS,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CLASS R CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES AND THE CLASS B-3 CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CLASS R CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CLASS R CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE.  ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE CERTIFICATE REGISTRAR THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE.  NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.  EACH HOLDER OF A CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.  ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS R CERTIFICATE.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES

SERIES 2002-CB4, CLASS R

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

RESIDENTIAL ASSET FUNDING CORPORATION

Series 2002-CB4, Class R	Servicer: Litton Loan Servicing LP
Date of Pooling and Servicing Agreement and Cut-off Date: August 1, 2002	Trustee: U.S. Bank National Association
First Distribution Date: September 25, 2002	Closing Date: August [27], 2002
No.
Percentage Interest: 100%

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN RESIDENTIAL ASSET FUNDING CORPORATION, THE SERVICER, THE GUARANTOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES.  THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that _______________________ is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class R Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Residential Asset Funding Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Servicer, the Seller, the Guarantor and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs or the Closing Date, in the case of the first Distribution Date (the “Record Date”), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R Certificates the aggregate Percentage Interest of which is in excess of a 66% Percentage Interest of the Class R Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing the Percentage Interest specified on the face hereof.

The Class R Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Guarantor and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller, the Guarantor and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification.  In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder’s prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, or (ii) that the Depositor and the Certificate Registrar shall require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such.  None of the Depositor, the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification.  Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and any Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code (“Plans”) or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust to cease to qualify as eight separate REMICs or cause the imposition of a tax upon the Trust.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicer, the Guarantor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Guarantor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Guarantor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2002

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:___________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Class R Certificates referred to in the within-mentioned Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar

By:___________________________________

Authorized Signatory

Date of authentication: August __, 2002

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT - Custodian (Cust) (Minor) under Uniform Gifts to Minors Act
TEN ENT - as tenants by the entireties	________________ (State)
JT TEN - as joint tenants with right of survivorship and not as tenants in common

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________ (Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________ for the account of __________________________________, account number _________________, or, if mailed by check, to __________________________.  Applicable statements should be mailed to ______________________________________________.  This information is provided by _________________________________________, the assignee named above, or ___________________________________________________, as its agent.

EXHIBIT C-1-2

FORM OF CLASS R-4 CERTIFICATE

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE “RESIDUAL INTEREST” IN FIVE SEPARATE “REAL ESTATE MORTGAGE INVESTMENT CONDUITS,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CLASS R-4 CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES AND THE CLASS B-3 CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CLASS R-4 CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CLASS R-4 CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE.  ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R-4 CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE CERTIFICATE REGISTRAR THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE.  NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R-4 CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.  EACH HOLDER OF A CLASS R-4 CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.  ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS R-4 CERTIFICATE.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES

SERIES 2002-CB4, CLASS R-4

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

RESIDENTIAL ASSET FUNDING CORPORATION

Series 2002-CB4, Class R-4	Servicer: Litton Loan Servicing LP
Date of Pooling and Servicing Agreement and Cut-off Date: August 1, 2002	Trustee: U.S. Bank National Association
First Distribution Date: September 25, 2002	Closing Date: August [27], 2002
No.
Percentage Interest: 100%

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN RESIDENTIAL ASSET FUNDING CORPORATION, THE SERVICER, THE GUARANTOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES.  THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that _______________________ is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class R-4 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Residential Asset Funding Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Servicer, the Seller, the Guarantor and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs or the Closing Date, in the case of the first Distribution Date (the “Record Date”), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R-4 Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R-4 Certificates the aggregate Percentage Interest of which is in excess of a 66% Percentage Interest of the Class R-4 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing the Percentage Interest specified on the face hereof.

The Class R-4 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Guarantor and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller, the Guarantor and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification.  In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder’s prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, or (ii) that the Depositor and the Certificate Registrar shall require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such.  None of the Depositor, the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification.  Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and any Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code (“Plans”) or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust to cease to qualify as eight separate REMICs or cause the imposition of a tax upon the Trust.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicer, the Guarantor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Guarantor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Guarantor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2002

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:___________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Class R-4 Certificates referred to in the within-mentioned Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar

By:___________________________________

Authorized Signatory

Date of authentication: August __, 2002

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT - Custodian (Cust) (Minor) under Uniform Gifts to Minors Act
TEN ENT - as tenants by the entireties	________________ (State)
JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________ (Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________ for the account of __________________________________, account number _________________, or, if mailed by check, to __________________________.  Applicable statements should be mailed to ______________________________________________.  This information is provided by _________________________________________, the assignee named above, or ___________________________________________________, as its agent.

EXHIBIT C-1-3

FORM OF CLASS R-5 CERTIFICATE

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE “RESIDUAL INTEREST” IN FIVE SEPARATE “REAL ESTATE MORTGAGE INVESTMENT CONDUITS,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 850G AND 850D OF THE INTERNAL REVENUE CODE OF 1985, AS AMENDED (THE “CODE”).

THIS CLASS R-5 CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES AND THE CLASS B-3 CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CLASS R-5 CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CLASS R-5 CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE.  ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R-5 CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE CERTIFICATE REGISTRAR THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE.  NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R-5 CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.  EACH HOLDER OF A CLASS R-5 CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.  ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS R-5 CERTIFICATE.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES

SERIES 2002-CB4, CLASS R-5

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

RESIDENTIAL ASSET FUNDING CORPORATION

Series 2002-CB4, Class R-5	Servicer: Litton Loan Servicing LP
Date of Pooling and Servicing Agreement and Cut-off Date: August 1, 2002	Trustee: U.S. Bank National Association
First Distribution Date: September 25, 2002	Closing Date: August [27], 2002
No.
Percentage Interest: 100%

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN RESIDENTIAL ASSET FUNDING CORPORATION, THE SERVICER, THE GUARANTOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES.  THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that _______________________ is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class R-5 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Residential Asset Funding Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Servicer, the Seller, the Guarantor and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs or the Closing Date, in the case of the first Distribution Date (the “Record Date”), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R-5 Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R-5 Certificates the aggregate Percentage Interest of which is in excess of a 55% Percentage Interest of the Class R-5 Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing the Percentage Interest specified on the face hereof.

The Class R-5 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Guarantor and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller, the Guarantor and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification.  In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder’s prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, or (ii) that the Depositor and the Certificate Registrar shall require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such.  None of the Depositor, the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification.  Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and any Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code (“Plans”) or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

The Holder of this Certificate, by its acceptance hereof, shall be deemed for all purposes to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust to cease to qualify as eight separate REMICs or cause the imposition of a tax upon the Trust.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicer, the Guarantor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Guarantor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Guarantor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2002

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:___________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Class R-5 Certificates referred to in the within-mentioned Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar

By:___________________________________

Authorized Signatory

Date of authentication: August __, 2002

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT - Custodian (Cust) (Minor) under Uniform Gifts to Minors Act
TEN ENT - as tenants by the entireties	________________ (State)
JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________ (Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________ for the account of __________________________________, account number _________________, or, if mailed by check, to __________________________.  Applicable statements should be mailed to ______________________________________________.  This information is provided by _________________________________________, the assignee named above, or ___________________________________________________, as its agent.

EXHIBIT C-2

FORM OF CLASS M-1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS AV-1, CLASS A-IO, CLASS AF-1, CLASS AF-2, CLASS AF-3 AND CLASS AF-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A “PLAN”), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT.” EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE TO THE CERTIFICATE REGISTRAR.  THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES

SERIES 2002-CB4, CLASS M-1

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

RESIDENTIAL ASSET FUNDING CORPORATION

Series 2002-CB4, Class M-1	Original Class Certificate Principal Balance of the Class M-1 Certificates as of the Closing Date: $16,930,000
Pass-Through Rate: Variable	Initial Certificate Principal Balance: $[ ]
Date of Pooling and Servicing Agreement and Cut-off Date: August 1, 2002	Servicer: Litton Loan Servicing LP
First Distribution Date: September 25, 2002	Trustee: U.S. Bank National Association
No.	Closing Date: August [27], 2002
CUSIP:

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN RESIDENTIAL ASSET FUNDING CORPORATION, THE SERVICER, THE GUARANTOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES.  THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Residential Asset Funding Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Servicer, the Seller, the Guarantor and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the “Record Date”), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-1 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class M-1 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-1 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

The Class M-1 Pass-Through Rate on each Distribution Date will be a rate per annum equal to the lesser of (i) LIBOR as of the related LIBOR Determination Date, plus the Class M-1 Certificate Margin and (ii) the related Rate Cap for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class M-1 Certificates.

The Class M-1 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

This certificate is subordinated in right of payment to the Class AV-1, Class A-IO, Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates as described in the Pooling and Servicing Agreement referred to herein.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Guarantor, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller, the Guarantor and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicer, the Guarantor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Guarantor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Guarantor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2002

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:___________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Class M-1 Certificates referred to in the within-mentioned Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar

By:___________________________________

Authorized Signatory

Date of authentication: August __, 2002

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT - Custodian (Cust) (Minor) under Uniform Gifts to Minors Act
TEN ENT - as tenants by the entireties	________________ (State)
JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________ (Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:____________________________________________________________.

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________ for the account of __________________________________, account number _________________, or, if mailed by check, to __________________________.  Applicable statements should be mailed to ______________________________________________.  This information is provided by _________________________________________, the assignee named above, or ___________________________________________________, as its agent.

EXHIBIT C-3

FORM OF CLASS M-2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS AV-1, CLASS A-IO, CLASS AF-1, CLASS AF-2, CLASS AF-3, CLASS AF-4 AND CLASS M-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A “PLAN”), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT.” EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE TO THE CERTIFICATE REGISTRAR.  THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND CERTAIN OTHER PROPERTY.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES

SERIES 2002-CB4, CLASS M-2

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

RESIDENTIAL ASSET FUNDING CORPORATION

Series 2002-CB4, Class M-2	Original Class Certificate Principal Balance of the Class M-2 Certificates as of the Closing Date: $13,990,000
Pass-Through Rate: Variable	Initial Certificate Principal Balance: $[ ]
Date of Pooling and Servicing Agreement and Cut-off Date: August 1, 2002	Servicer: Litton Loan Servicing LP
First Distribution Date: September 25, 2002	Trustee: U.S. Bank National Association
No.	Closing Date: August [27], 2002
CUSIP:

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN RESIDENTIAL ASSET FUNDING CORPORATION, THE SERVICER, THE GUARANTOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES.  THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that _________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the Original Class Certificate Principal Balance of the Class M-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class M-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Residential Asset Funding Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Servicer, the Seller, the Guarantor and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the “Record Date”), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-2 Certificates on such Distribution Date pursuant to the Agreement provided, however, that if any Class M-2 Certificate becomes a Definitive Certificate, the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-2 Certificates the aggregate Initial Certificate Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

The Class M-2 Pass-Through Rate on each Distribution Date will be a rate per annum equal to the lesser of (i) LIBOR as of the related LIBOR Determination Date, plus the Class M-2 Certificate Margin and (ii) the related Rate Cap for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class M-2 Certificates.

The Class M-2 Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

This certificate is subordinated in right of payment to the Class AV-1, Class A-IO, Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class M-1 Certificates as described in the Pooling and Servicing Agreement referred to herein.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Guarantor, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller, the Guarantor and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicer, the Guarantor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Guarantor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Guarantor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2002

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:___________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Class M-2 Certificates referred to in the within-mentioned Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar

By:___________________________________

Authorized Signatory

Date of authentication: August __, 2002

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT - Custodian (Cust) (Minor) under Uniform Gifts to Minors Act
TEN ENT - as tenants by the entireties	________________ (State)
JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________ (Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:_____________________________________________________________.

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________ for the account of __________________________________, account number _________________, or, if mailed by check, to __________________________.  Applicable statements should be mailed to ______________________________________________.  This information is provided by _________________________________________, the assignee named above, or ___________________________________________________, as its agent.

EXHIBIT C-4

FORM OF CLASS X CERTIFICATES

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A DIRECT OR INDIRECT BENEFICIAL INTEREST IN A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND IN CERTAIN OTHER PROPERTY.

THIS CLASS X CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES, CLASS AV-1 CERTIFICATES AND THE CLASS B-3 CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CLASS X CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CLASS X CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE.  ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES

SERIES 2002-CB4, CLASS X

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

RESIDENTIAL ASSET FUNDING CORPORATION

Series 2002-CB4, Class X	Servicer: Litton Loan Servicing LP
Date of Pooling and Servicing Agreement and Cut-off Date: August 1, 2002	Trustee: U.S. Bank National Association
First Distribution Date: September 25, 2002	Closing Date: August [27], 2002
No.
Percentage Interest: 100%

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED FUNDING CORPORATION, THE SERVICER, THE GUARANTOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES.  THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that __________________________________ is the registered owner of a Percentage Interest set forth above in that certain beneficial ownership interest evidenced by all the Class X Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Residential Asset Funding Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Servicer, the Seller, the Guarantor and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs or the Closing Date in the case of the first Distribution Date (the “Record Date”), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class X Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class X Certificates the aggregate Initial Certificate Principal Balance of which is in excess of a 66% Percentage Interest of the Class X Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing the Percentage Interest specified on the face hereof.

The Class X Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Guarantor, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller, the Guarantor and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification.  In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder’s prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, or (ii) that the Depositor and the Certificate Registrar shall require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such.  None of the Depositor, the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification.  Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code (“Plans”) or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicer, the Guarantor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Guarantor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Guarantor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2002

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:___________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Class X Certificates referred to in the within-mentioned Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar

By:___________________________________

Authorized Signatory

Date of authentication: August __, 2002

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT - Custodian (Cust) (Minor) under Uniform Gifts to Minors Act
TEN ENT - as tenants by the entireties	________________ (State)
JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________ (Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:___________________________________________________________.

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________ for the account of __________________________________, account number _________________, or, if mailed by check, to __________________________.  Applicable statements should be mailed to ______________________________________________.  This information is provided by _________________________________________, the assignee named above, or ___________________________________________________, as its agent.

EXHIBIT C-5

FORM OF CLASS N CERTIFICATE

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A DIRECT OR INDIRECT BENEFICIAL INTEREST IN A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND IN CERTAIN OTHER PROPERTY.

THIS CLASS N CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES AND THE CLASS B-3 CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CLASS N CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CLASS N CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE.  ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES

SERIES 2002-CB4, CLASS N

evidencing a beneficial ownership interest in a portion of a Trust Fund consisting primarily of a pool of fixed-rate and adjustable-rate one- to four-family first and second lien mortgage loans formed and sold by

RESIDENTIAL ASSET FUNDING CORPORATION

Series 2002-CB4, Class N	Original Class N Notional Amount as of the Closing Date: $__________
Pass-Through Rate: [__]% per annum	Initial Notional Amount: $___________
Date of Pooling and Servicing Agreement and Cut-off Date: August 1, 2002	Servicer: Litton Loan Servicing LP
First Distribution Date: September 25, 2002	Trustee: U.S. Bank National Association
No.	Closing Date: August [27], 2002

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN RESIDENTIAL ASSET FUNDING CORPORATION, THE SERVICER, THE GUARANTOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES.  THIS CERTIFICATE IS NOT GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that __________________________________ is the registered owner of a Percentage Interest (obtained by dividing the Initial Notional Amount of this Certificate by the Original Class N Notional Amount) in that certain beneficial ownership interest evidenced by all the Class N Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Residential Asset Funding Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Servicer, the Seller, the Guarantor and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs or the Closing Date in the case of the first Distribution Date (the “Record Date”), from funds in the Distribution Account in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class N Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Certificate Registrar in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class N Certificates the aggregate Initial Certificate Principal Balance of which is in excess of a 66% Percentage Interest of the Class N Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Certificate Registrar may deduct a reasonable wire transfer fee from any payment made by wire transfer.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as C-BASS Mortgage Loan Asset-Backed Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing the Percentage Interest specified on the face hereof.

The Class N Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Guarantor, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller, the Guarantor and the Trustee with the consent of the Holders of Certificates entitled to the Voting Rights identified in the agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification.  In the event that a transfer is to be made without registration or qualification, the Certificate Registrar shall require, in order to assure compliance with such laws, either (i) that the Certificateholder desiring to effect the transfer and such Certificateholder’s prospective transferee each execute a representation letter in the form described by the Agreement certifying to the Certificate Registrar the facts surrounding the transfer, or (ii) that the Depositor and the Certificate Registrar shall require an Opinion of Counsel satisfactory to them that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Certificate Registrar, in their respective capacities as such.  None of the Depositor, the Certificate Registrar nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification.  Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Certificate or any interest therein may be made to employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code (“Plans”) or any person who is directly or indirectly purchasing the Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicer, the Guarantor and the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Guarantor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Guarantor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being 10% or less of the Cut-off Date Aggregate Principal Balance.

The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2002

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:___________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Class N Certificates referred to in the within-mentioned Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar

By:___________________________________

Authorized Signatory

Date of authentication: August __, 2002

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT - Custodian (Cust) (Minor) under Uniform Gifts to Minors Act
TEN ENT - as tenants by the entireties	________________ (State)
JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________ (Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within asset-backed Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:___________________________________________________________.

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________ for the account of __________________________________, account number _________________, or, if mailed by check, to __________________________.  Applicable statements should be mailed to ______________________________________________.  This information is provided by _________________________________________, the assignee named above, or ___________________________________________________, as its agent.

EXHIBIT D-1

MORTGAGE LOAN SCHEDULE

(Available Upon Request)

EXHIBIT D-2

SCHEDULE OF MORTGAGE LOANS WITHOUT TITLE INSURANCE

(Available Upon Request)

EXHIBIT E

FORM OF REQUEST FOR RELEASE OF DOCUMENTS

To:

U.S. Bank National Association

180 East Fifth Street

St. Paul, Minnesota  55101

Attn:  Institutional Trust Services,

C-BASS Series 2002-CB4

Re:

Pooling and Servicing Agreement dated as of August 1, 2002 among

Residential Asset Funding Corporation, as depositor, Credit-Based Asset

Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, Federal Home Loan Mortgage Corporation, as guarantor of the

Class AV-1 Certificates, and U.S. Bank National Association, as

trustee

All capitalized terms used herein shall have the means ascribed to them in the Pooling and Servicing Agreement (the “Agreement”) referenced above.

In connection with the administration of the Mortgage Loans held by you as Trustee pursuant to the Agreement, we request the release, and hereby acknowledge receipt, of the Trustee’s Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_____

1.

Mortgage Paid in Full

_____

2.

Foreclosure

_____

3.

Substitution

_____

4.

Other Liquidation (Repurchases, etc.)

_____

5.

Nonliquidation

Reason:_____________

By:______________________________________

Issuer:___________________________________

Address:_________________________________

Date:________________________

Custodian

The Bank of New York

Please acknowledge the execution of the above request by your signature and date below:

Signature_____________________________

Date___________________________

Documents returned to Custodian:

Custodian_____________________________

Date___________________________

EXHIBIT F-1

FORM OF TRUSTEE’S OR CUSTODIAN’S INITIAL CERTIFICATION

See Exhibit 2A to the Custodial Agreement

EXHIBIT F-2

FORM OF TRUSTEE’S FINAL CERTIFICATION

See Exhibit 2B to the Custodial Agreement

EXHIBIT F-3

FORM OF RECEIPT OF MORTGAGE NOTE

See Exhibit 1 to the Custodial Agreement

EXHIBIT G

MORTGAGE LOAN PURCHASE AGREEMENT

(See Tab [__])

EXHIBIT H

FORM OF LOST NOTE AFFIDAVIT

Personally appeared before me the undersigned authority to administer oaths, ______________________ who first being duly sworn deposes and says:  Deponent is ______________________ of ______________________________, successor by merger to _________________________________________ (“Seller”) and who has personal knowledge of the facts set out in this affidavit.

On ___________________, _________________________ did execute and deliver a promissory note in the principal amount of $__________.

That said note has been misplaced or lost through causes unknown and is presently lost and unavailable after diligent search has been made.  Seller’s records show that an amount of principal and interest on said note is still presently outstanding, due, and unpaid, and Seller is still owner and holder in due course of said lost note.

Seller executes this Affidavit for the purpose of inducing U.S. Bank National Association, as trustee on behalf of C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB4, to accept the transfer of the above described loan from Seller.

Seller agrees to indemnify and hold harmless U.S. Bank National Association, Residential Asset Funding Corporation, Wachovia Securities, Inc., Greenwich Capital Markets, Inc. and Blaylock & Partners, L.P. for any losses incurred by such parties resulting from the above described promissory note has been lost or misplaced.

By: ______________________________

Name:

Title:

STATE OF

)

)

SS:

COUNTY OF

)

On this ____ day of _______ 20__, before me, a Notary Public, in and for said County and State, appeared ________________________, who acknowledged the extension of the foregoing and who, having been duly sworn, states that any representations therein contained are true.

Witness my hand and Notarial Seal this ____ day of _______ 20__.

My commission expires ____________________.

EXHIBIT I

FORM OF ERISA REPRESENTATION

U.S. Bank National Association

180 East Fifth Street

St. Paul, Minnesota  55101

Residential Asset Funding Corporation

301 South College Street, TW 10

Charlotte, North Carolina  28288

Re:

C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB4

Ladies and Gentlemen:

1.

[The undersigned is the ______________________ of (the “Transferee”) a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.] [The undersigned, ___________________, is the transferee (the “Transferee”).]

2.

The Transferee hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the “Agreement”) among Residential Asset Funding Corporation, as depositor (the “Depositor”), Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, Federal Home Loan Mortgage Corporation, as guarantor of the Class AV-1 Certificates, and U.S. Bank National Association, as trustee (the “Trustee”), no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Depositor and the Certificate Registrar (as defined in the Agreement) have received a certificate from such transferee in the form hereof.

3.

The Transferee either (x) (i) is not an employee benefit plan subject to Section 406 or Section 407 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), the Trustee of any such plan or a person acting on behalf of any such plan nor a person using the assets of any such plan or (ii) (except in the case of the Class R, Class R-4, Class R-5, Class X or Class N Certificates) is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (y) (except in the case of a Class R, Class R-4 and Class R-5 Certificate) shall deliver to the Certificate Registrar and the Depositor an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Certificate Registrar, and upon which the Certificate Registrar and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Transferee will not result in the assets of the Trust Fund being deemed to be plan assets and subject to the prohibited transaction provisions of ERISA or the Code and will not subject the Trustee, the Certificate Registrar or the Depositor to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee or the Depositor.

Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

IN WITNESS WHEREOF, the Transferee has executed this certificate.

[Transferee]

By:

Name:

Title:

EXHIBIT J-1

FORM OF INVESTMENT LETTER [NON-RULE 144A]

[DATE]

Residential Asset Funding Corporation

301 South College Street, TW 10

Charlotte, North Carolina  28288

U.S. Bank National Association

180 East Fifth Street

St. Paul, Minnesota  55101

Re:

C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB4

Ladies and Gentlemen:

In connection with our acquisition of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB4 (the “Certificates”), we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor,” as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (e) we agree that the Certificates must be held indefinitely by us and we acknowledge that we are able to bear the economic risk of investment in the Certificates, (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement and (h) we acknowledge that the Certificates will bear a legend setting forth the applicable restrictions on transfer.

Very truly yours,

[NAME OF TRANSFEREE]

By:____________________________________

        Authorized Officer

EXHIBIT J-2

FORM OF RULE 144A INVESTMENT LETTER

[DATE]

Residential Asset Funding Corporation

301 South College Street, TW10

Charlotte, North Carolina  28288

U.S. Bank National Association

180 East Fifth Street

St. Paul, Minnesota  55101

Re:

C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB4

Ladies and Gentlemen:

In connection with our acquisition of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB4 (the “Certificates”), we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (c) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (d) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2.  We are aware that the sale to us is being made in reliance on Rule 144A.  We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

Very truly yours,

[NAME OF TRANSFEREE]

By:_____________________________

Authorized Officer

ANNEX 1 TO EXHIBIT J

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

i.

As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

ii.

In connection with purchases by the Buyer, the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because (i) the Buyer owned and/or invested on a discretionary basis $1             in securities (except for the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

___

Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

___

Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___

Savings and Loan.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___

Broker-dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

____________________

1  Buyer must own and/or invest on a discretionary basis at least $__________ in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $__________ in securities.

___

Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

___

State or Local Plan.  The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___

ERISA Plan.  The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___

Investment Advisor.  The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

___

Small Business Investment Company.  Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___

Business Development Company.  Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

iii.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

iv.

For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer’s direction.  However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

v.

The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

vi.

Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase.  In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Print Name of Buyer

By:

Name:

Title:

Date:

ANNEX 2 TO EXHIBIT J

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That are Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1.

As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2.

In connection with purchases by Buyer, the Buyer is a “qualified institutional buyer” as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year.  For purposes of determining the amount of securities owned by the Buyer or the Buyer’s Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer’s Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.

___

The Buyer owned $                   in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

___

The Buyer is part of a Family of Investment Companies which owned in the aggregate $                   in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.

The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer’s Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

5.

The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the Buyer’s own account.

6.

Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Print Name of Buyer or Adviser

By:

Name:

Title:

IF AN ADVISER:

Print Name of Buyer

Date:

EXHIBIT K

FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB4

STATE OF

)

) ss.:

COUNTY OF

)

The undersigned, being first duly sworn, deposes and says as follows:

1.

The undersigned is [an officer of] _____________, the proposed Transferee of an Ownership Interest in a [Class R, Class R-4, and/or Class R-5 Certificates] (the “Certificates”) issued pursuant to the Pooling and Servicing Agreement, (the “Agreement”), relating to the above-referenced Certificates, among Residential Asset Funding Corporation, as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, Federal Home Loan Mortgage Corporation, as guarantor of the Class AV-1 Certificates, and U.S. Bank National Association, as trustee (the “Trustee”).  Capitalized terms used, but not defined herein shall have the meanings ascribed to such terms in the Agreement.  The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

2.

The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee.  The Transferee is acquiring its Ownership Interest in the Certificates either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit.  The Transferee has no knowledge that any such affidavit is false.

3.

The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificates to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

4.

The Transferee has been advised of, and understands that a tax will be imposed on a “pass-through entity” holding the Certificates if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity.  The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a “pass-through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

5.

The Transferee has reviewed the provisions of Section 5.02(d) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificates including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales.  The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(d) of the Agreement and the restrictions noted on the face of the Certificates.  The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

6.

The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificates, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee.  In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth in this Exhibit K to the Agreement (a “Transferor Certificate”) to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

7.

The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificates.

8.

The Transferee’s taxpayer identification number is _____________.

9.

The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

10.

The Transferee is aware that the Certificates may be a “noneconomic residual interest” within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

11.

The Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code, nor are we acting on behalf of such a plan.

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this _____ day of __________, 20   .

[NAME OF TRANSFEREE]

By:

Name:

Title:

[Corporate Seal]

ATTEST:

[Assistant] Secretary

Personally appeared before me the above-named ___________, known or proved to me to be the same person who executed the foregoing instrument and to be the _________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

Subscribed and sworn before me this ____ day of _________, 20  .

NOTARY PUBLIC

My Commission expires the ____ day

of ___________, 20__.

EXHIBIT L

FORM OF TRANSFEROR CERTIFICATE

[DATE]

U.S. Bank National Association

180 East Fifth Street

St. Paul, Minnesota  55101

Residential Asset Funding Corporation

301 South College Street, TW10

Charlotte, North Carolina  28288

Re:

C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB4

Ladies and Gentlemen:

In connection with our disposition of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB4 (the “Certificates”), we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the “Act”), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act, (c) [in the case of a Residual Certificate only] to the extent we are disposing of a Class [R, R-4 or R-5] Certificate, we have no knowledge the Transferee is not a Permitted Transferee and (d) [in the case of a Residual Certificate only] no purpose of the proposed disposition of a Class [R, R-4, or R-5] Certificate is to impede the assessment or collection of tax.

Very truly yours,

[_____________________]

By: ______________________________

EXHIBIT M

FORM OF CAP CONTRACT

(Available Upon Request)

EXHIBIT N

RESERVED

EXHIBIT O

[RESERVED]

EXHIBIT P

MONTHLY INFORMATION DELIVERED BY SERVICER

1.

With respect to the Mortgage Pool, the number and Principal Balances of all Mortgage Loans which were the subject of Principal Prepayments during the related Due Period.

2.

With respect to the Mortgage Pool, the amount of all curtailments which were received during the related Due Period.

3.

With respect to the Mortgage Pool, the aggregate amount of principal portion of all Monthly Payments received during the related Due Period.

4.

With respect to the Mortgage Pool, the amount of interest received on the Mortgage Loans during the related Due Period.

5.

With respect to the Mortgage Pool, the aggregate amount of the Advances made and recovered with respect to such Distribution Date.

6.

With respect to the Mortgage Pool, the delinquency and foreclosure information and the amount of Mortgage Loan Losses during the related Due Period.

7.

With respect to the Mortgage Pool, the weighted average maturity, the weighted average Mortgage Interest Rate and the weighted average Net Mortgage Interest Rate as of the last day of the Due Period preceding of the related Interest Accrual Period.

8.

The Servicing Fees paid and Servicing Fees accrued during the related Due Period.

9.

The amount of all payments or reimbursements to the Servicer paid or to be paid since the prior Distribution Date (or in the case of the first Distribution Date, since the Closing Date).

10.

The Pool Balance.

11.

With respect to the Mortgage Pool, the number of Mortgage Loans outstanding at the beginning and at the end of the related Due Period.

12.

The aggregate interest accrued on the Mortgage Loans at their respective Mortgage Interest Rates for the related Due Period.

13.

The amount deposited in the Collection Account which may not be withdrawn therefrom pursuant to an Order of a United States Bankruptcy Court of competent jurisdiction imposing a stay pursuant to Section 362 of U.S. Bankruptcy Code.

14.

The aggregate Realized Losses since the Cut-off Date as of the end of the related Due Period.

15.

The LIBOR Carryover Amount for the Offered Certificates (other than the Class A-IO Certificates) and the Class B-3 Certificates, if any, with respect to such Distribution Date.

16.

The Overcollateralized Amount, the Targeted Overcollateralization Amount and any Overcollateralization Deficiency, in each case after giving effect to distributions on such Distribution Date.

EXHIBIT Q

OFFICER’S CERTIFICATE WITH RESPECT TO PREPAYMENTS

Officer’s Certificate

C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB4

[DATE]

VIA FACSIMILE

U.S. Bank National Association, Trustee

450 West 33rd Street, 15th Floor

New York, New York  10001

Re:

Prepayments

Dear Sir or Madam:

__________________ hereby certifies that he/she is an officer of the Servicer, holding the office set forth beneath his/her name and hereby further certifies as follows:

With respect to the Mortgage Loans set forth in the attached schedule:

1.

A Principal Prepayment in full was received during the related Collection Period;

2.

Any prepayment penalty due under the terms of the Mortgage Note with respect to such Principal Prepayment in full was received from the mortgagor and deposited in the Collection Account:

____ Yes

____ No

3.

As to each Mortgage Loan so noted on the attached schedule, all or part of the prepayment penalty required in connection with the Principal Prepayment in full was waived based upon (Circle one):

(i)

the Servicer’s determination that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such prepayment penalty, or

(ii)(A) the enforceability thereof be limited (1) by bankruptcy insolvency, moratorium, receivership, or other similar law relating to creditors’ rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by applicable law;

4.

We certify that all amounts due in connection with the waiver of a prepayment penalty inconsistent with number 3 above which are required to be deposited by the Servicer pursuant to Section 3.01 of the Pooling and Servicing Agreement, have been or will be so deposited.

Capitalized terms used herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement, dated August 1, 2002, among Residential Asset Funding Corporation, as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, Federal Home Loan Mortgage Corporation, as guarantor of the Class AV-1 Certificates, and U.S. Bank National Association, as trustee.

LITTON LOAN SERVICING LP

By:

Name:

Title: